Exhibit 10.21

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

LOAN AND SECURITY AGREEMENT

THIS LOAN AND SECURITY AGREEMENT is made and dated as of November 14, 2024 and is entered into by and among ALECTOR, INC., a Delaware corporation (“Company”), its Subsidiary ALECTOR LLC, a Delaware limited liability company (“Alector Sub”), and each other Person that has delivered a Joinder Agreement pursuant to Section 7.13 from time to time party hereto (together with Company and Alector Sub, individually or collectively, as the context may require, “Borrower”), the several banks and other financial institutions or entities from time to time party hereto as lenders (each, a “Lender”, and collectively “Lenders”) and HERCULES CAPITAL, INC., a Maryland corporation, in its capacity as administrative agent and collateral agent for itself and Lenders (in such capacity, including any successors or assigns, “Agent”).

RECITALS

A. Borrower has requested Lenders make available to Borrower up to two (2) tranches of term loans in an aggregate principal amount of up to Fifty Million Dollars ($50,000,000); and

B. Lenders are willing to make the Term Loans (as defined below) on the terms and conditions set forth in this Agreement.

AGREEMENT

NOW, THEREFORE, Borrower, Agent and Lenders agree as follows:

SECTION 1.
DEFINITIONS AND RULES OF CONSTRUCTION
1.1
Unless otherwise defined herein, the following capitalized terms shall have the following meanings:

“Account Control Agreement(s)” means any agreement entered into by and among Agent, Borrower and a third-party bank or other institution (including a Securities Intermediary) in which Borrower maintains a Deposit Account or an account holding Investment Property and which perfects Agent’s first priority security interest in the subject account or accounts.

“ACH Authorization” means the ACH Debit Authorization Agreement in substantially the form of Exhibit H, which account numbers shall be redacted for security purposes if and when filed publicly by Borrower.

“Acquisition” means any transaction or series of related transactions for the purpose of or resulting, directly or indirectly, in (a) the acquisition of all or substantially all of the assets of a Person, or of any business, line of business or division or other unit of operation of a Person, or (b) the acquisition of fifty percent (50%) or more of the Equity Interests of any Person, whether or not involving a merger, consolidation or similar transaction with such other Person, or otherwise causing any Person to become a Subsidiary of Borrower, or (c) the acquisition of or receipt of the grant of a right to use, develop or sell (in each case, including through an exclusive in-license) a product or product line and associated intellectual property from any other Person; provided that, for the avoidance of doubt, this clause (c) shall not apply to any commercially available license, any open-source software or any “off the shelf” or “shrink wrap” or label licenses or other non-exclusive licenses to Borrower or any Subsidiary from contractors, service providers and the like.

“Advance(s)” means a Term Loan Advance.

“Advance Date” means the funding date of any Advance.

“Advance Request” means a request for an Advance submitted by Borrower to Agent in substantially the form of Exhibit A, which account numbers shall be redacted for security purposes if and when filed publicly by Borrower.

“Affiliate” means (a) any Person that directly or indirectly controls, is controlled by, or is under common control with the Person in question, (b) any Person directly or indirectly owning, controlling or holding with power to vote twenty percent (20%) or more of the outstanding voting securities of another Person, or (c) any Person twenty percent (20%) or more of whose outstanding voting securities are directly or indirectly owned, controlled or held by another Person with power to vote such securities. As used in the definition of “Affiliate,” the term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

“Agreement” means this Loan and Security Agreement, as amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“Amortization Date” means December 1, 2026 (the “Initial Amortization Date”); however, (x) if the First Interest Only Extension Conditions are satisfied, then June 1, 2027, (y) if the Second Interest Only Extension Conditions are satisfied, then December 1, 2027, and (z) if the Third Interest Only Extension Conditions are satisfied, then December 1, 2028.

“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to Borrower or any of its Affiliates from time to time concerning or relating to bribery or corruption, including without limitation the United States Foreign Corrupt Practices Act of 1977, as amended, the UK Bribery Act 2010 and other similar legislation in any other jurisdictions.

“Anti‑Terrorism Laws” means any laws, rules, regulations or orders relating to terrorism or money laundering, including without limitation Executive Order No. 13224 (effective September 24, 2001), the USA PATRIOT Act, the laws comprising or implementing the Bank Secrecy Act, and the laws administered by OFAC.

“Bankruptcy Code” means the federal bankruptcy law of the United States as from time to time in effect, currently as Title 11 of the United States Code. Section references to current sections of the Bankruptcy Code shall refer to comparable sections of any revised version thereof if section numbering is changed.

“Blocked Person” means any Person: (a) listed in the annex to, or is otherwise subject to the provisions of, Executive Order No. 13224, (b) owned or controlled by, or acting for or on behalf of, any Person that is listed in the annex to, or is otherwise subject to the provisions of, Executive Order No. 13224, (c) with which any Lender is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law, (d) that commits, threatens or conspires to commit or supports “terrorism” as defined in Executive Order No. 13224, or (e) that is named a “specially designated national” or “blocked person” on the most current list published by OFAC or other similar list.

“Board of Directors” means, with respect to any Person that is a corporation, its board of directors, with respect to any Person that is a limited liability company, its board of managers, board of members or similar governing body, and with respect to any other Person that is another form of a legal entity, such Person’s governing body in accordance with its Organizational Documents.

“Borrower Products” means all products, software, service offerings, technical data or technology currently being designed, manufactured or sold or that are under clinical investigation or development by Borrower or any of its Subsidiaries or which Borrower or any of its Subsidiaries intends to sell, license, or distribute in the future including any products or service offerings under development, collectively, together with all products, software, service offerings, technical data or technology that have been sold, licensed or distributed by Borrower since its formation or incorporation.

“Borrower’s Books” means Borrower’s or any of its Subsidiaries’ books and records including ledgers, federal, state, local and foreign tax returns, records regarding Borrower’s or its Subsidiaries’ assets or liabilities, the Collateral, business operations or financial condition, and all computer programs or storage or any equipment containing such information.

“Bringdown Certificate” means a certificate in the form attached hereto as Exhibit G.

“Business Day” means any day other than Saturday, Sunday and any other day on which banking institutions in the State of California are closed for business.

“Cash” means all cash, cash equivalents and liquid funds.

“Change in Control” means (a) at any time, any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of Securities Exchange Act of 1934, as amended), shall become, or obtain rights (whether by means of warrants, options or otherwise) to become, the “beneficial owner” (as defined in Rules 13(d)-3 and 13(d)‑5 under Securities Exchange Act of 1934, as amended), directly or indirectly, of forty-nine percent (49.0%) or more of the ordinary voting power for the election of directors, partners, managers and members, as applicable, of Company (determined on a fully diluted basis); (b) any “change of control”, “fundamental change”, “make-whole fundamental change” or any comparable term under and as defined in any indenture governing any Permitted Convertible Debt has occurred; or (c) during any period of twelve (12) consecutive months, a majority of the members of the Board of Directors of Company cease to be composed of individuals (i) who were members of that Board of Directors on the first (1st) day of such period, (ii) whose election or nomination to that Board of Directors was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that Board of Directors or (iii) whose election or nomination to that Board of Directors was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that Board of Directors; or (d) at any time, except as otherwise permitted by this Agreement, Company shall cease to own and control, of record and beneficially, directly or indirectly, one hundred percent (100.0%) of each class of outstanding stock, partnership, membership, or other ownership interest or other equity securities (other than director’s qualifying shares or other similar shares held by individuals that are mandated by the law of the jurisdiction of formation of the applicable Subsidiary) of each Subsidiary of Company free and clear of all Liens (other than Permitted Liens).

“Charter” means, with respect to any Person, such Person’s incorporation, formation or equivalent documents, as in effect from time to time.

“Closing Date” means the date of this Agreement.

“Code” means the U.S. Internal Revenue Code of 1986, as amended.

“Collateral Claim” means any and all present and future “claims” (used in its broadest sense, as contemplated by and defined in Section 101(5) of the Bankruptcy Code, but without regard to whether such claim would be disallowed under the Bankruptcy Code) of a Lender now or hereafter arising or existing under or relating to this Agreement and related Loan Documents, whether joint, several, or joint and several, whether fixed or indeterminate, due or not yet due, contingent or non-contingent, matured or unmatured, liquidated or unliquidated, or disputed or undisputed, whether under a guaranty or a letter of credit, and whether arising under contract, in tort, by law, or otherwise, any interest or fees thereon (including interest or fees that accrue after the filing of a petition by or against Borrower under the Bankruptcy Code, irrespective of whether allowable under the Bankruptcy Code), any costs of Enforcement Actions, including reasonable and documented attorneys’ fees and costs, and any prepayment or termination premiums.

“Commitment Charge” means that certain fee in the amount of Fifty Thousand Dollars ($50,000), which fee has been paid to Agent and received by Agent prior to the Closing Date, and shall be deemed fully earned on such date regardless of the early termination of this Agreement.

“Common Stock” means the Common Stock, par value $0.0001 per share, of Company.

“Compliance Certificate” means a certificate in the form attached hereto as Exhibit E.

“Contingent Obligation” means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to (i) any Indebtedness, lease (excluding operating leases of real property), dividend, letter of credit or other obligation of another Person, including any such obligation directly or indirectly guaranteed, endorsed, co-made or discounted or sold with recourse by that Person, or in respect of which that Person is otherwise directly or indirectly liable; (ii) any obligations with respect to undrawn letters of credit, corporate credit cards or merchant services issued for the account of that Person; and (iii) all obligations arising under any interest rate, currency or commodity swap agreement, interest rate cap agreement, interest rate collar agreement, or other agreement or arrangement designed to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; provided, however, that the term “Contingent Obligation” shall not include endorsements for collection or deposit in the ordinary course of business, customary indemnification obligations or customary warranty obligations in the ordinary course of business. The amount of any Contingent Obligation shall be deemed, without duplication of the primary obligation, to be an amount equal to the stated or determined amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith; provided, however, that such amount shall not in any event exceed the maximum amount of the obligations under the guarantee or other support arrangement.

“Copyright License” means any written agreement granting any right to use any Copyright or Copyright registration, now owned or hereafter acquired by Borrower or in which Borrower now holds or hereafter acquires any interest.

“Copyrights” means all copyrights, whether registered or unregistered, held by Borrower pursuant to the laws of the United States of America, any State thereof, or of any other country.

“Default” means any event, circumstance or condition that has occurred or exists, that would, with the passage of time or the requirement that notice be given or both, become an Event of Default.

“Deposit Accounts” means any “deposit accounts”, as such term is defined in the UCC, and includes any checking account, savings account, or certificate of deposit.

“Disqualified Equity Interests” means any Equity Interests that, by their terms (or by the terms of any security or other Equity Interests into which they are convertible or for which they are exchangeable), or upon the happening of any event or condition (a) mature or are mandatorily redeemable (other than solely for Qualified Equity Interests and cash in lieu of fractional shares) pursuant to a sinking fund obligation or otherwise (except as a result of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment in full of the Secured Obligations (other than contingent obligations for which no claim has been made and for obligations which expressly survive the termination of the Loan Documents)), (b) are redeemable at the option (except as a result of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment in full of the Secured Obligations (other than contingent obligations for which no claim has been made and for obligations which expressly survive the termination of the Loan Documents)) of the holder thereof (other than solely for Qualified Equity Interests and cash in lieu of fractional shares), in whole or in part, (c) provide for scheduled payments of dividends in Cash, or (d) are or become convertible into or exchangeable for Indebtedness or any other Equity Interests that would constitute Disqualified Equity Interests, in each case, prior to the date that is ninety-one (91) days after the Term Loan Maturity Date.

“Division” means, in reference to any Person which is an entity, the division of such Person into two (2) or more separate Persons, with the dividing Person either continuing or terminating its existence as part of such division, including, without limitation, as contemplated under Section 18-217 of the Delaware Limited Liability Company Act for limited liability companies formed under Delaware law, Section 17-220 of the Delaware Revised Uniform Limited Partnership Act for limited partnerships formed under Delaware law, or any analogous action taken pursuant to any other applicable law with respect to any corporation, limited liability company, partnership or other entity.

“Domestic Subsidiary” means any Subsidiary organized under the laws of the United States of America, any State thereof, the District of Columbia, or any other jurisdiction within the United States of America.

“Enforcement Action” means, with respect to any Lender and with respect to any Collateral Claim of such Lender or any item of Collateral in which such Lender has or claims a security interest lien or right of offset, any action, whether judicial or nonjudicial, to repossess, collect, accelerate, offset, recoup, give notification to third parties with respect to, sell, dispose of, foreclose upon, give notice of sale, disposition, or foreclosure with respect to, or obtain equitable or injunctive relief with respect to, such Collateral Claim or Collateral. The filing, or the joining in the filing, by any Lender of an involuntary bankruptcy or Insolvency Proceeding against Borrower also is an Enforcement Action.

“Equity Interests” means, with respect to any Person, the capital stock, partnership or limited liability company interest, or other equity securities or equity ownership interests of such Person; provided that Equity Interests shall not include (a) any debt securities that are convertible into or exchangeable for any combination of Equity Interests and/or Cash (including for the avoidance of doubt any Permitted Convertible Debt) or (b) any Permitted Call Spread Transaction.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated thereunder.

“Excluded Accounts” means any of the following Deposit Accounts which are designated as such in writing to Agent as of the Closing Date or, with respect to any Deposit Account opened after the Closing Date, in the next Compliance Certificate delivered after such Deposit Account is opened: (a)

Deposit Accounts exclusively used for payroll, payroll taxes, annual bonuses, and other employee wage and benefit payments to or for the benefit of Borrower’s employees holding an aggregate amount across all such accounts of not more than amounts needed for the then-next two (2) payroll cycles (inclusive of any amounts needed for annual bonus payments to be paid within the time frame of the then-next two (2) payroll cycles), (b) any Deposit Account which is a zero-balance disbursement account, (c) any Deposit Account which is solely used for disbursements and payments of withheld income taxes, payroll taxes and/or federal, state or local employee taxes, (d) any Deposit Account which is solely used as a trust account, escrow account, or other fiduciary account, (e) any Deposit Account used exclusively to maintain cash collateral in an amount that is necessary to secure any letter of credit obligations in connection with clause (vii) of the defined term “Permitted Indebtedness”, and (f) any Deposit Accounts maintained with depository institutions outside the United States having an aggregate balance at any time not to exceed Five Hundred Thousand Dollars ($500,000).

“FDA” means the U.S. Food and Drug Administration or any successor thereto.
“Financing Milestone” means satisfaction of each of the following events: (a) no Default or Event of Default shall have occurred and be continuing; and (b) Company has raised, in each case after the Closing Date and prior to May 15, 2026, at least an aggregate amount equal to [***] in unrestricted (including, not subject to any redemption, clawback, escrow or similar encumbrance or restriction other than in the case of Permitted Convertible Debt) net cash proceeds from a combination of one or more (i) issuances of Qualified Equity Interests (which, for the avoidance of doubt, may include the net proceeds received from any Permitted Convertible Debt Financing (other than any net amounts used to purchase any Permitted Call Spread Transaction in connection with such Permitted Convertible Debt Financing)) (ii) milestone or opt-in payments from its existing, as of the Closing Date, collaboration and co-development agreements with GSK and/or AbbVie (iii) and/or upfront proceeds from business development transactions under agreements that were not in effect prior to the Closing Date and are permitted under this Agreement, subject to verification by Agent (including supporting documentation reasonably requested by Agent).

“First Interest Only Extension Conditions” means satisfaction of each of the following events: (a) no Default exists or Event of Default shall have occurred (unless the same has been waived by Agent and the Required Lenders in writing); and (b) prior to the Initial Amortization Date, [***].

“Foreign Subsidiary” means (a) a Subsidiary other than any Domestic Subsidiary and (b) a Domestic Subsidiary substantially all of the assets of which consist of Equity Interests in, or other securities of or debt obligations owed by, one or more “controlled foreign corporations” within the meaning of Section 957(a) of the Code (or are treated as consisting of such assets for U.S. federal income tax purposes).

“GAAP” means generally accepted accounting principles in the United States of America, as in effect from time to time.

“Governmental Approval” means any consent, authorization, approval, order, license, franchise, permit, certificate, accreditation, registration, filing or notice, of, issued by, from or to, or other act by or in respect of, any Governmental Authority.

“Governmental Authority” means any federal, state, municipal, national or other government, governmental department, commission, board, bureau, court, agency or instrumentality or political subdivision thereof (including the FDA) or any entity or officer exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any government or any court, in each case whether associated with a state or locality of the United States, the United States, or a foreign government.

“Guarantor” means any Subsidiary of Borrower that enters into a Guaranty.

“Guaranty” means a guaranty with respect to the Secured Obligations, in form and substance satisfactory to Agent that may be entered into from time to time, as the same may from time to time be amended, restated, modified or otherwise supplemented.

“Indebtedness” means (a) all indebtedness for borrowed money or the deferred purchase price of property or services (excluding accounts payable and accrued obligations in the ordinary course of business due within one hundred twenty (120) days), including reimbursement and other obligations with respect to surety bonds), (b) all obligations evidenced by notes, bonds, debentures or similar instruments, (c) all capital lease obligations, (d) obligations of such Person in respect of Disqualified Equity Interests issued by such Person, (e) “earnouts”, purchase price adjustments, profit sharing arrangements, deferred purchase money amounts and similar payment obligations or continuing obligations of any nature arising out of purchase and sale contracts, in each case only to the extent required to be reflected as a liability on a balance sheet prepared in accordance with GAAP, (f) non-contingent obligations to reimburse any bank or Person in respect of amounts paid under a letter of credit, banker’s acceptance or similar instrument, and (g) all Contingent Obligations. Notwithstanding the foregoing and for the avoidance of doubt, no obligation of the Borrower in respect of any Permitted Call Spread Transaction shall constitute Indebtedness.

"Initial Amortization Date” has the meaning set forth in the definition of Amortization Date.
“Initial Facility Charge” means Two Hundred Fifty Thousand Dollars ($250,000), which is payable to Lenders in accordance with Section 4.1(i).

“Insolvency Proceeding” means any proceeding by or against any Person under the United States Bankruptcy Code, or any other bankruptcy, liquidation, moratorium, receivership, or insolvency law, including assignments for the benefit of creditors, compositions, extensions generally with its creditors, or proceedings seeking reorganization, administration, arrangement, receivership or other similar relief proceedings in the applicable jurisdiction from time to time in effect and affecting the rights of creditors generally.

“Intellectual Property” means all of Borrower’s Copyrights; Trademarks; Patents; Licenses; trade secrets and inventions; mask works; Borrower’s applications therefor and reissues, extensions, or renewals thereof; and Borrower’s goodwill associated with any of the foregoing, together with Borrower’s rights to sue for past, present and future infringement of Intellectual Property and the goodwill associated therewith.

“Intellectual Property Security Agreement” means the Intellectual Property Security Agreement dated as of the Closing Date between Loan Parties and Agent, as the same may from time to time be amended, restated, amended and restated, modified or otherwise supplemented.

“Investment” means by any Person (a) any beneficial ownership (including stock, partnership interests, limited liability company interests, or other equity securities or ownership interests) of or in any other Person, (b) any loan, advance or capital contribution to any other Person, or (c) any Acquisition.

“IRS” means the U.S. Internal Revenue Service.

“Joinder Agreements” means for each Subsidiary required to join as a Borrower or as a Guarantor pursuant to Section 7.13, a completed and executed Joinder Agreement in substantially the form attached hereto as Exhibit F.

“License” means any Copyright License, Patent License, Trademark License or other Intellectual Property license of rights or interests.

“Lien” means any mortgage, deed of trust, pledge, hypothecation, assignment for security, security interest, encumbrance, levy, lien or charge of any kind, whether voluntarily incurred or arising by operation of law or otherwise, against any property, any conditional sale or other title retention agreement, and any lease in the nature of a security interest.

“Loan” means the Advances made under this Agreement.

“Loan Documents” means this Agreement, the promissory notes (if any), the ACH Authorization, the Account Control Agreements, any Joinder Agreement, all UCC Financing Statements, any Guaranty, the Pledge Agreement, the Intellectual Property Security Agreement, and any other documents executed in connection with the Secured Obligations or the transactions contemplated hereby, as the same may from time to time be amended, modified, supplemented, restated or amended and restated.

“Loan Party” means Borrower or any Guarantor.

“Material Adverse Effect” means a material adverse effect upon: (i) the business, operations, properties, assets or financial condition of the Loan Parties and their respective Subsidiaries taken as a whole; or (ii) the ability of Borrower to perform or pay the Secured Obligations in accordance with the terms of the Loan Documents, or the ability of Agent or Lenders to enforce any of its rights or remedies with respect to the Secured Obligations; or (iii) the Collateral or Agent’s Liens on the Collateral or the priority of such Liens.

“Material Agreement” means (a) the Material License, (b) any material license, agreement or other contractual agreement which would be required to be included as an exhibit to Company’s Annual Report on Form 10-K, Quarterly Report on Form 10-Q or Current Report on Form 8-K filed with the Securities and Exchange Commission, and (c) any license, agreement or other contractual arrangement the termination of which could reasonably be expected to result in a Material Adverse Effect.

“Material License” means, collectively, licenses granted pursuant to and in connection with (a) that certain Co-Development and Option Agreement, dated October 16, 2017, by and between Company and Abbvie Biotechnology, Ltd. (as amended, restated, amended and restated, modified and supplemented from time to time, the “AbbVie Agreement”), (b) that certain Third Amended and Restated Collaboration Agreement, dated September 19, 2016, by and between Alector Sub and Adimab, LLC (as amended, restated, amended and restated, modified and supplemented from time to time), (c) that certain 2019 Collaboration Agreement, dated August 16, 2019, by and between Alector Sub and Adimab, LLC (as amended, restated, amended and restated, modified and supplemented from time to time), and (d) that certain Collaboration and License Agreement, dated July 1, 2021, by and between the Company and Glaxo Wellcome UK Limited (as amended, restated, amended and restated, modified and supplemented from time to time, the “GSK Agreement”).

“Maximum Term Loan Amount” means Fifty Million Dollars ($50,000,000).

“Non-Disclosure Agreement” means that certain Confidentiality Agreement by and between Agent and Borrower dated as of September 27, 2024.

“OFAC” means the U.S. Department of Treasury Office of Foreign Assets Control.

“OFAC Lists” means, collectively, the Specially Designated Nationals and Blocked Persons List maintained by OFAC pursuant to Executive Order No. 13224, 66 Fed. Reg. 49079 (Sept. 25, 2001) and/or any other list of terrorists or other restricted Persons maintained pursuant to any of the rules and regulations of OFAC or pursuant to any other applicable Executive Orders.

“Organizational Documents” means with respect to any Person, such Person’s Charter, and (a) if such Person is a corporation, its bylaws, (b) if such Person is a limited liability company, its limited liability company agreement (or similar agreement), and (c) if such Person is a partnership, its partnership agreement (or similar agreement), each of the foregoing with all current amendments or modifications thereto.

“Patent License” means any written agreement granting any right with respect to any invention on which a Patent is in existence or a Patent application is pending, in which agreement Borrower now holds or hereafter acquires any interest.

“Patents” means all letters patent of, or rights corresponding thereto, in the United States of America or in any other country, all registrations and recordings thereof, and all applications for letters patent of, or rights corresponding thereto, in the United States of America or any other country.

“Perfection Certificate” means a completed certificate entitled “Perfection Certificate”, dated as of the Closing Date, delivered by Company to Agent and Lenders, signed by Company (as amended, restated, modified or supplemented pursuant to the terms of this Agreement).

“Permitted Acquisition” shall mean any Acquisition, which is conducted in accordance with the following requirements:

(i)
such Acquisition is not a hostile or contested Acquisition;
(ii)
such acquisition is of a business or Person engaged in a line of business related to that of the Borrower or its Subsidiaries;
(iii)
if such acquisition is structured as a stock acquisition, then the Person so acquired shall either (a) become a wholly-owned Subsidiary of Borrower or of a Subsidiary and the Borrower shall comply, or cause such Subsidiary to comply, with 7.13 hereof or (b) such Person shall be merged with and into Borrower or a Subsidiary of Borrower that has executed a Joinder Agreement (with the Borrower or such Subsidiary that has executed a Joinder Agreement being the surviving entity);
(iv)
if such acquisition is structured as the acquisition of assets or in-licensing, such assets shall be acquired by Borrower or a newly-organized wholly-owned Subsidiary (in which event such Subsidiary shall comply with Section 7.13 hereof), and shall be free and clear of Liens other than Permitted Liens;
(v)
(a) if the Acquisition is an equity purchase, the target and its Subsidiaries must have as its jurisdiction of formation a state within the United States, England and Wales, Canada (excluding Quebec), Australia or other jurisdiction acceptable to Agent in its sole but reasonable discretion, (b) and if the Acquisition is an asset purchase or a merger, all of the assets so acquired shall be located within the United States, England and Wales, Canada (excluding Quebec), Australia or other jurisdiction acceptable to Agent in its sole but reasonable discretion (or, in the case of any intellectual property so acquired, registered or otherwise located in the United States, England and Wales, Canada (excluding Quebec), Australia or other jurisdiction acceptable to Agent in its sole but reasonable discretion), and (c) if the Acquisition consists of an in-license by a Borrower of intellectual property or product, such in-license agreements shall be governed by the laws of United States, any state thereof or the District of Columbia, England and Wales, Canada (excluding Quebec), Australia or other jurisdiction acceptable to Agent in its sole but reasonable discretion; provided that, notwithstanding the foregoing, the aggregate consideration paid in an such Acquisition and allocable to assets or entities located outside the United States, England and Wales, Canada (excluding Quebec) and Australia or any other jurisdiction acceptable to Agent in its sole but reasonable discretion shall not exceed 20% of the total consideration for such Acquisition;
(vi)
the Borrower shall have delivered to Lender not less than seven (7) days nor more than twenty (20) days prior to the closing date of such acquisition, notice of such acquisition together with pro forma projected financial information, copies of all material definitive documents relating to such acquisition, and historical financial statements for such acquired entity, division or line of business;
(vii)
both immediately before and after such acquisition no default or Event of Default shall have occurred (unless the same has been waived by Agent and the Required Lenders in writing);
(viii)
the sum of the consideration with respect to such proposed new acquisition, computed on the basis of total acquisition consideration paid or incurred, or to be paid or incurred, by Borrower with respect thereto, including the amount of Permitted Indebtedness assumed or to which such assets, businesses or business or ownership interest or shares, or any Person so acquired, is subject, shall not be greater than (i) Five Million Dollars ($5,000,000) for any single acquisition or group of related acquisitions or (ii) Ten Million Dollars ($10,000,000) for all such acquisitions during the term of this Agreement; provided that the caps in the foregoing clauses (i) and (ii) shall apply only to consideration that is actually paid on or prior to the Term Loan Maturity Date; provided further that the caps in clauses (i) and (ii) shall increase to Ten Million Dollars ($10,000,000) and Twenty-Five Million Dollars ($25,000,000), respectively, immediately following such time that Company has raised, in each case after the Closing Date and prior to May 15, 2026, at least an aggregate amount equal to [***] in unrestricted (including, not subject to any redemption, clawback, escrow or similar encumbrance or restriction other than in the case of Permitted Convertible Debt) net cash proceeds from a combination of one or more (i) issuances of Qualified Equity Interests (which, for the avoidance of doubt, may include the net proceeds received from any Permitted Convertible Debt Financing (other than any net amounts used to purchase any Permitted Call Spread Transaction in connection with such Permitted Convertible Debt Financing)) (ii) milestone or opt-in payments from its existing, as of the Closing Date, collaboration and co-development agreements with GSK and/or AbbVie (iii) and/or upfront proceeds from business development transactions under agreements that were not in effect prior to the Closing Date and are permitted under this Agreement, subject to verification by Agent (including supporting documentation reasonably requested by Agent);
(ix)
Borrower shall have delivered to Agent the final executed material documentation relating to such Acquisition within 5 days following the consummation thereof; and
(x)
Borrower shall have delivered to the Agent, at least two (2) Business Days prior to the date on which any such Acquisition is to be consummated (or such later date as is agreed by the Agent in its sole discretion), a certificate of the Chief Executive Officer or Chief Financial Officer of Borrower, in form and substance reasonably satisfactory to the Agent, certifying that all of the requirements set forth in this definition have been satisfied or will be satisfied on or prior to the consummation of such Acquisition.
“Permitted Call Spread Transaction” means (a) any call or capped call option (or substantively equivalent derivative transaction) relating to the Common Stock (or other securities or property following a merger event, reclassification or other change of the Common Stock) purchased by the Borrower in connection with the issuance of any Permitted Convertible Debt and settled in Common Stock (or such other securities or property), cash or a combination thereof (such amount of cash determined by reference to the price of the Common Stock or such other securities or property), and cash in lieu of fractional shares of Common Stock not to exceed Fifty Thousand Dollars ($50,000),, or (b) any call option, warrant or right to purchase (or substantively equivalent derivative transaction) relating to the Common Stock (or other securities or property following a merger event, reclassification or other change of the Common Stock) sold by the Borrower substantially concurrently with any purchase by the Borrower of a Permitted Call Spread Transaction described in clause (a) and settled in Common Stock (or such other securities or property), cash or a combination thereof (such amount of cash determined by reference to the price of the Common Stock or such other securities or property), and cash in lieu of fractional shares of Common Stock not to exceed Fifty Thousand Dollars ($50,000), (such transaction, a “Warrant Transaction”); provided that (i) the terms, conditions and covenants of each such transaction described in clause (a) or clause (b) shall be such as are customary for transactions of such type (as determined by the board of directors of Borrower (or a committee thereof) in good faith), and (ii) the purchase price for such Bond Hedge Transaction, less the proceeds received by the Borrower from the sale of any related Warrant Transaction, does not exceed twenty-five percent (25%) of the aggregate principal amount of the related Permitted Convertible Indebtedness at the time of such purchase).
“Permitted Convertible Debt Financing” means issuance by Company of unsecured Indebtedness that is convertible into shares of Common Stock (or other securities or property following a merger event, reclassification or other change of the Common Stock), and Cash in lieu of fractional shares of Common Stock not to exceed Fifty Thousand Dollars ($50,000), in an aggregate principal amount of not more than One Hundred Seventy-Five Million Dollars ($175,000,000) (“Permitted Convertible Debt”); provided that (a) both immediately prior to and immediately after giving effect (including pro forma effect) thereto, no Default or Event of Default shall exist or result therefrom, (b) such Permitted Convertible Debt shall have no scheduled amortization or principal payments, mandatory redemptions or other required payments of principal prior to the date that is one hundred eighty (180) days after the Term Loan Maturity Date, other than customary payments upon a “change of control”, “fundamental change”, “make-whole fundamental change” or any comparable term (it being understood that a holder’s option to convert any such Indebtedness into Common Stock (or other securities or property following a merger event, reclassification or other change of the Common Stock and Cash in lieu of fractional shares not to exceed Fifty Thousand Dollars ($50,000),) shall not be considered a required mandatory redemption or payment of principal), (c) such Permitted Convertible Debt shall not be guaranteed by any Subsidiary of Company that is not a Borrower or a guarantor of the Secured Obligations, (e) contain usual and customary subordination terms for underwritten offerings of senior subordinated convertible notes (as determined by the board of directors of Borrower (or a committee thereof) in good faith), (f) shall be Indebtedness of Borrower and not of any Subsidiary thereof, and (d) such Permitted Convertible Debt shall have such other terms, conditions and covenants as are customary (as determined by the Borrower in good faith). For the avoidance of doubt, Permitted Convertible Debt shall not constitute Subordinated Indebtedness.

“Permitted Indebtedness” means:

(i)
Indebtedness of Borrower in favor of any Lender or Agent arising under this Agreement or any other Loan Document;
(ii)
Indebtedness existing on the Closing Date which is disclosed in Schedule 1A;
(iii)
Indebtedness of up to Two Million Dollars ($2,000,000) outstanding at any time secured by a Lien described in clause (vii) of the defined term “Permitted Liens,” provided such Indebtedness does not exceed the cost of the Equipment, software or other Intellectual Property financed with such Indebtedness;
(iv)
Indebtedness constituting accounts payable incurred in the ordinary course of business (due within one hundred twenty (120) days), including such Indebtedness incurred in the ordinary course of business with corporate credit cards in an aggregate outstanding amount not to exceed Five Hundred Fifty Thousand Dollars ($500,000) at any time;
(v)
Indebtedness that also constitutes a Permitted Investment or is secured by a Permitted Lien;
(vi)
Subordinated Indebtedness;
(vii)
reimbursement obligations in connection with letters of credit that are at any time outstanding and secured by Cash and issued on behalf of Borrower or a Subsidiary in an amount not to exceed Two Million Dollars ($2,000,000);
(viii)
other unsecured Indebtedness in an amount not to exceed One Million Dollars ($1,000,000) at any time outstanding;
(ix)
intercompany Indebtedness of (a) any Loan Party owing to another Loan Party, and (b) any Subsidiary that is not a Loan Party owing to any other Subsidiary that is not a Loan Party;
(x)
the Permitted Convertible Debt Financing;
(xi)
Indebtedness arising out of Contingent Obligations related to the entry of any Borrower or any Subsidiary into any interest rate or currency or commodity swap agreement, interest rate cap agreement, interest rate collar agreement, or other agreement or arrangement designed to protect such Borrower or such Subsidiary against fluctuation in interest rates, currency exchange rates or commodity prices and not for speculative purposes;
(xii)
Indebtedness incurred as a result of endorsing negotiable instruments received in the ordinary course of business;
(xiii)
Indebtedness in respect of performance, bid, appeal and surety bonds, and performance and completion guarantees and similar obligations in the ordinary course of business in an aggregate amount not to exceed Five Hundred Thousand Dollars ($500,000) at any time;
(xiv)
Indebtedness arising with respect to Borrower’s or any Subsidiary’s real property lease and operating lease obligations in the ordinary course of business;
(xv)
royalty payments, revenue payments, milestone payments, deferred payments, and any other obligations under any Material License;

(xvi)
[reserved];
(xvii)
Indebtedness incurred in connection with the financing of insurance premiums in the ordinary course of business; and
(xviii)
extensions, refinancings and renewals of any items of Permitted Indebtedness, provided that the principal amount is not increased or the terms modified to impose materially more burdensome terms upon Borrower or its Subsidiary, as the case may be, and subject to any limitations on the aggregate amount of such Indebtedness.

“Permitted Investment” means:

(i)
Investments existing on the Closing Date which are disclosed in Schedule 1B;
(ii)
(a) marketable direct obligations issued or unconditionally guaranteed by the United States of America or any agency or any State thereof maturing within one year from the date of acquisition thereof currently having a rating of at least A-2 or P-2 from either Standard & Poor’s Corporation or Moody’s Investors Service, (b) commercial paper maturing no more than one year from the date of creation thereof and currently having a rating of at least A-2 or P-2 from either Standard & Poor’s Corporation or Moody’s Investors Service, (c) certificates of deposit issued by any bank with assets of at least Five Hundred Million Dollars ($500,000,000) maturing no more than one year from the date of investment therein, (d) money market accounts, (e) cash, and (f) any other Investments permitted by Company’s investment policy, as amended from time to time, provided that solely for purposes of this Agreement such investment policy (and any such amendment thereto) has been approved in writing by Agent (it being understood that Company’s investment policy existing on the Closing Date is approved by Agent);
(iii)
repurchases of stock of Borrower from former employees, directors, or consultants of Borrower under the terms of applicable repurchase agreements at the original issuance price of such securities in an aggregate amount not to exceed Two Hundred Fifty Thousand Dollars ($250,000) in any fiscal year, provided that no Event of Default has occurred, is continuing or could exist after giving effect to the repurchases;
(iv)
Investments accepted in connection with Permitted Transfers;
(v)
Investments (including debt obligations) received in connection with the bankruptcy or reorganization of customers or suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers arising in the ordinary course of Borrower’s business;
(vi)
Investments consisting of accounts receivable, notes receivable of, or prepaid royalties and other credit extensions to, customers and suppliers who are not Affiliates, in the ordinary course of business, provided that this subsection (vi) shall not apply to Investments of any Loan Party in any Subsidiary of a Loan Party;
(vii)
Investments consisting of loans not involving the net transfer on a substantially contemporaneous basis of cash proceeds to employees, officers or directors relating to the purchase of capital stock of Company pursuant to employee stock purchase plans or other similar agreements approved by Company’s Board of Directors;

(viii)
Investments consisting of: (A) travel advances and employee relocation loans in the ordinary course of business, and (B) loans to employees, officers, managers or directors relating to the purchase of equity securities of Borrower pursuant to employee stock purchase plans or agreements approved by Borrower’s Board of Directors or similar governing body; not to exceed Two Hundred Fifty Thousand Dollars ($250,000) in the aggregate for (A) and (B), collectively, outstanding at any time;
(ix)
Investments in newly-formed Subsidiaries, provided that each such Subsidiary enters into a Joinder Agreement promptly after its formation and executes such other documents as shall be reasonably requested by Agent;
(x)
(A) Investments by any Loan Party in any other Loan Party, (B) Investments by any Subsidiary that is not a Loan Party in any other Subsidiary that is not a Loan Party and (C) Investments by any Loan Party in any Subsidiary that is not a Loan Party approved in advance in writing by Agent;
(xi)
joint ventures or strategic alliances in the ordinary course of Borrower’s business consisting of the nonexclusive licensing of technology, the development of technology or the providing of technical support, provided that any cash Investments by Borrower do not exceed Two Hundred Fifty Thousand Dollars ($250,000) in the aggregate in any fiscal year;
(xii)
Investments consisting of the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business;
(xiii)
Investments (including debt obligations) received in connection with the bankruptcy or reorganization of customers or suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers ;
(xiv)
Permitted Acquisitions;
(xv)
additional Investments that do not exceed Two Hundred Fifty Thousand Dollars ($250,000) in the aggregate from the Closing Date until the time that no Secured Obligations (other than for inchoate indemnification obligations which, by their terms, survive termination of this Agreement) remain outstanding.

“Permitted Liens” means:

(i)
Liens in favor of Agent or Lenders;
(ii)
Liens existing on the Closing Date which are disclosed in Schedule 1C;
(iii)
Liens for taxes, fees, assessments or other governmental charges or levies, either not yet due or being contested in good faith by appropriate proceedings; and for which Borrower maintains adequate reserves therefor on Borrower’s Books in accordance with GAAP;
(iv)
Liens securing claims or demands of materialmen, artisans, mechanics, carriers, warehousemen, landlords and other like Persons arising in the ordinary course of business and imposed without action of such parties; provided, that the payment thereof is not yet required;
(v)
Liens arising from judgments, decrees, orders or attachments in circumstances which do not constitute an Event of Default hereunder;

(vi)
the following deposits, to the extent made in the ordinary course of business: deposits under worker’s compensation, unemployment insurance, social security and other similar laws, or to secure the performance of bids, tenders or contracts (other than for the repayment of borrowed money) or to secure indemnity, performance or other similar bonds for the performance of bids, tenders or contracts (other than for the repayment of borrowed money) or to secure statutory obligations (other than Liens arising under ERISA or environmental Liens) or surety or appeal bonds, or to secure indemnity, performance or other similar bonds;
(vii)
Liens on Equipment, additions and accessions thereto and the proceeds thereof or software or other intellectual property constituting purchase money Liens and other Liens in connection with capital leases securing Indebtedness permitted in clause (iii) of “Permitted Indebtedness”;
(viii)
Liens incurred in connection with Subordinated Indebtedness;
(ix)
leasehold interests in leases or subleases and licenses (other than with respect to Intellectual Property) granted in the ordinary course of business and not interfering in any material respect with the business of the licensor;
(x)
Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of custom duties that are promptly paid on or before the date they become due;
(xi)
Liens on insurance proceeds securing the payment of financed insurance premiums that are promptly paid on or before the date they become due (provided that such Liens extend only to such insurance proceeds and not to any other property or assets);
(xii)
statutory, contractual and common law rights of set-off and other similar rights as to deposits of cash and securities in favor of banks, other depository institutions and brokerage firms;
(xiii)
easements, servitudes, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business so long as they do not materially impair the value or marketability of the related property;
(xiv)
(a) Liens on Cash securing obligations permitted under clause (vii) of the definition of Permitted Indebtedness and (b) security deposits in connection with real property leases, the combination of (a) and (b) in an aggregate amount not to exceed Two Million Dollars ($2,000,000) at any time;
(xv)
Liens incurred in connection with any Material License;
(xvi)
joint ownership rights arising pursuant to any Material License;
(xvii)
additional Liens so long as (A) such Liens do not secure debt for borrowed money, (B) such Liens attach to specific, and not substantially all of the, assets of the Company or any of its Subsidiaries, and (C) the aggregate principal amount of the obligations secured thereby does not exceed Two Hundred Fifty Thousand Dollars ($250,000) at any time outstanding);
(xviii)
licenses and sublicenses that qualify as Permitted Transfers; and

(xix)
Liens incurred in connection with the extension, renewal or refinancing of the Indebtedness secured by Liens of the type described in clauses (i) through (xviii) above; provided, that any extension, renewal or replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the Indebtedness being extended, renewed or refinanced (as may have been reduced by any payment thereon) does not increase.

“Permitted Transfers” means:

(i)
sales of Inventory or drug materials in the ordinary course of business;
(ii)
licenses, options and similar arrangements for the use of Intellectual Property on an arms’ length basis, including in connection with business development transactions, co-development, co-commercialization or co-promotion transactions, collaborations, licensing, partnering or similar transactions with third parties and that are entered into with commercially reasonable terms, that could not result in a legal transfer of title of any of Borrower’s licensed property (except as permitted by clause (iv) below);
(iii)
Transfers pursuant to any Material License;
(iv)
Transfers of Intellectual Property developed under a collaboration or similar agreement to the extent such Intellectual Property relates to an asset or technology originating from or invented or co-invented by a counterparty to such collaboration or similar agreement but only to the extent such Transfer is necessary to fulfill Borrower’s obligations under such collaboration or similar agreement;
(v)
(A) Transfers by any Loan Party to any other Loan Party, and (B) transfers by any Subsidiary that is not a Loan Party to any Subsidiary that is not a Loan Party or to a Loan Party and;
(vi)
Transfers constituting the making of Permitted Investments or the granting of Permitted Liens or Transfers permitted by Section 7.7 or Section 7.9;
(vii)
dispositions of worn-out, obsolete or surplus Equipment at fair market value in the ordinary course of business;
(viii)
the use of cash in the ordinary course of business or as otherwise permitted by this Agreement;
(ix)
leasehold interests in leases or subleases and licenses (other than with respect to Intellectual Property) granted in the ordinary course of business and not interfering in any material respect with the business of the licensors;
(x)
Transfers consisting of the abandonment, cancellation, non-renewal, discontinuance of use or maintenance of, forfeiture or dedication to the public of any Intellectual Property immaterial to Borrower’s business with no material value to Borrower’s business; and
(xi)
other Transfers of assets having a fair market value of not more than Five Hundred Thousand Dollars ($500,000) in the aggregate in any fiscal year.

“Person” means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, other entity or government.

“Pledge Agreement” means the Pledge Agreement dated as of the Closing Date between each Borrower party thereto and Agent, as the same may from time to time be amended, restated, amended and restated, modified or otherwise supplemented.

“Prime Rate” means the greater of (a) the “prime rate” as reported in The Wall Street Journal or any successor publication thereto and (b) seven percent (7.00%).

“Qualified Equity Interests” means any Equity Interests that are not Disqualified Equity Interests.

“Receivables” means (i) all of Borrower’s Accounts, Instruments, Documents, Chattel Paper, Supporting Obligations, letters of credit, proceeds of any letter of credit, and Letter of Credit Rights, and (ii) all customer lists, software, and business records related thereto.

“Registration” means any registration, authorization, approval, license, permit, clearance, certificate, and exemption issued or allowed by the FDA or state pharmacy licensing authorities (including, without limitation, new drug applications, abbreviated new drug applications, investigational new drug applications, pricing and reimbursement approvals, labelling approvals or their foreign equivalent, and wholesale distributor permits).

“Required Lenders” means at any time, the holders of more than fifty percent (50%) of the sum of the aggregate unpaid principal amount of the Term Loans then outstanding.

“Responsible Officer” means the chief executive officer, chief financial officer, general counsel or chief legal officer of Company.

“Restricted License” means any Material Agreement with respect to which Borrower is the licensee (a) that prohibits or otherwise restricts Borrower from granting a security interest in Borrower’s interest in such License or agreement or any other property, or (b) for which a default under or termination of could interfere with Agent’s right to sell any Collateral, other than as a result of customary non-assignment provisions. For the avoidance of doubt, “Restricted License” does not include any license that is commercially available, any open-source software or any “off the shelf” or “shrink wrap” or label licenses or other non-exclusive licenses to Borrower from contractors, service providers and the like.

“Sanctioned Country” means, at any time, a country or territory which is the subject or target of any Sanctions.

“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or by the United Nations Security Council, the European Union or any EU member state, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person controlled by any such Person.

“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of

State, or (b) the United Nations Security Council, the European Union or His Majesty’s Treasury of the United Kingdom.

“SBA Funding Date” means each date on which a Lender which is an SBIC funds any portion of the Term Loans.

“Second Interest Only Extension Conditions” means satisfaction of each of the following events: (a) no Default exists or Event of Default shall have occurred (unless the same has been waived by Agent and the Required Lenders in writing); (b) Borrower’s achievement of the Financing Milestone; (c) Borrower’s achievement of the First Interest Only Extension Conditions; and (d) prior to June 1, 2027, [***].

“Secured Obligations” means Borrower’s obligations to Agent and Lenders under this Agreement and any Loan Document, including any obligation to pay any amount now owing or later arising.

“Subordinated Indebtedness” means Indebtedness subordinated in writing to the Secured Obligations on terms and conditions satisfactory to Agent in its sole discretion pursuant to a subordination agreement in form and substance satisfactory to Agent in its sole discretion.

“Subsequent Financing” means the closing of any Borrower public or private financing in a gross amount in excess of [***] broadly marketed to multiple investors, which becomes effective after the Closing Date; provided however that any at-the-market (ATM) equity financing shall not be considered a Subsequent Financing.

“Subsidiary” means an entity, whether a corporation, partnership, limited liability company, joint venture or otherwise, in which Borrower owns or controls, either directly or indirectly, fifty percent (50%) or more of the outstanding voting securities, including each entity listed on Schedule 1.

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Term Commitment” means as to any Lender, the obligation of such Lender, if any, to make a Term Loan Advance to Borrower in a principal amount not to exceed the amount set forth under the heading “Tranche 1 Commitment” or “Tranche 2 Commitment”, as the case may be, opposite such Lender’s name on Schedule 1.1.

“Term Loan” means any Term Loan Advance made under this Agreement.

“Term Loan Advance” means each Tranche 1 Advance, Tranche 2 Advance, and any other funds advanced under Section 2.2(a).

“Term Loan Interest Rate” means for any day a per annum rate of interest equal to the greater of either (i) (x) the Prime Rate plus (y) one and one-twentieth percent (1.05%), and (ii) eight and one-twentieth percent (8.05%).

“Term Loan Maturity Date” means December 1, 2028; provided that if such day is not a Business Day, the Term Loan Maturity Date shall be the immediately subsequent Business Day.

“Third Interest Only Extension Conditions” means satisfaction of each of the following events: (a) no Default exists or Event of Default shall have occurred (unless the same has been waived by

Agent and the Required Lenders in writing); (b) Borrower’s achievement of the Second Interest Only Extension Conditions; and (c) [***].

“Trademark License” means any written agreement granting any right to use any Trademark or Trademark registration, now owned or hereafter acquired by Borrower or in which Borrower now holds or hereafter acquires any interest.

“Trademarks” means all trademarks (registered, common law or otherwise) and any applications in connection therewith, including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States of America, any State thereof or any other country or any political subdivision thereof.

“Tranche” means the Tranche 1 Advance, and/or Tranche 2 Advance, as applicable.

“Tranche 1 Commitment” means as to any Lender, the obligation of such Lender, if any, to make a Term Loan Advance to Borrower in a principal amount not to exceed the amount set forth under the heading Tranche 1 Commitment opposite such Lender’s name on Schedule 1.1.

“Tranche 2 Commitment” means as to any Lender, the obligation of such Lender, if any, to make a Term Loan Advance to Borrower in a principal amount not to exceed the amount set forth under the heading Tranche 2 Commitment opposite such Lender’s name on Schedule 1.1.

“Tranche Facility Charge” means one percent (1.00%) of any Advance (other than a Tranche 1 Advance), which is payable to Lenders in accordance with Section 4.2(d).

“U.S. Person” means any Person that is a “United States person” as defined in Section 7701(a)(30) of the Code.

“UCC” means the Uniform Commercial Code as the same is, from time to time, in effect in the State of California; provided, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of, or remedies with respect to, Agent’s Lien on any Collateral is governed by the Uniform Commercial Code as the same is, from time to time, in effect in a jurisdiction other than the State of California, then the term “UCC” shall mean the Uniform Commercial Code as in effect, from time to time, in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions.

1.2
The following terms are defined in the Sections or subsections referenced opposite such terms:

Defined Term	Section
1940 Act	5.6(b)
Agent	Preamble
Alector Sub	Preamble
Assignee	11.14
Borrower	Preamble
Claims	11.11(a)
Collateral	3.1
Company	Preamble
Confidential Information	11.13

End of Term Charge	2.6
Event of Default	9
Financial Statements	7.1
Indemnified Person	6.3
Lenders	Preamble
Liabilities	6.3
Maximum Rate	2.3
Participant Register	11.8
Payment Date	2.2(e)
Prepayment Charge	2.5
Publicity Materials	11.19
Register	11.7
SBA	7.16
SBIC	7.16
SBIC Act	7.16
Tranche 1 Advance	2.2(a)
Tranche 2 Advance	2.2(a)
Transfer	7.8

1.3
Unless otherwise specified, all references in this Agreement or any Annex or Schedule hereto to a “Section,” “subsection,” “Exhibit,” “Annex,” or “Schedule” shall refer to the corresponding Section, subsection, Exhibit, Annex, or Schedule in or to this Agreement. Unless otherwise specifically provided herein, any accounting term used in this Agreement or the other Loan Documents shall have the meaning customarily given such term in accordance with GAAP as in effect on the date hereof, and all financial computations hereunder shall be computed in accordance with GAAP as in effect on the date hereof, consistently applied. For purposes of the definition of “Indebtedness” (but not the preparation of financial statements in accordance with GAAP), all obligations of any Person that are or would have been treated as operating leases for purposes of GAAP prior to the effectiveness of FASB ASC 842 shall continue to be treated as operating leases (whether or not such operating lease obligations were in effect on such date) notwithstanding the fact that such obligations are required in accordance with FASB ASC 842 (on a prospective or retroactive basis or otherwise) to be treated as capital leases or finance leases. Unless otherwise defined herein or in the other Loan Documents, terms that are used herein or in the other Loan Documents and defined in the UCC shall have the meanings given to them in the UCC. For all purposes under the Loan Documents, in connection with any Division or plan of Division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time.
1.4
If at any time any change in GAAP would affect the computation of any financial requirement set forth in any Loan Document, and either Borrower or the Required Lenders shall so request, Agent, Lenders and Borrower shall negotiate in good faith to amend such requirement to preserve the original intent thereof in light of such change in GAAP; provided that, until so amended, such requirement shall continue to be computed in accordance with GAAP prior to such change.

1.5
Any reference in any Loan Document to a merger, transfer, consolidation, amalgamation, consolidation, assignment, sale, disposition or transfer, or similar term, shall be deemed to apply to a Division of or by a limited liability company, or an allocation of assets to a series of a limited liability company (or the unwinding of such a Division or allocation), as if it were a merger, transfer, consolidation, amalgamation, consolidation, assignment, sale or transfer, or similar term, as applicable, to, of or with a separate Person. Any Division of a limited liability company shall constitute a separate Person under the Loan Documents (and each Division of any limited liability company that is a Subsidiary, joint venture or any other like term shall also constitute such a Person or entity) on the first date of its existence. In connection with any Division, if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then such asset shall be deemed to have been transferred from the original Person to the subsequent Person.
SECTION 2.
THE LOAN
2.1
[Reserved].
2.2
Term Loan Advances.
(a)
Advances.
(i)
Tranche 1. Subject to the terms and conditions of this Agreement, (A) on the Closing Date, Lenders will severally (and not jointly) make, and Borrower agrees to draw, a Term Loan Advance in an aggregate principal amount equal to Ten Million Dollars ($10,000,000), and (B) at any time beginning on the Closing Date and continuing through June 30, 2026, Borrower may request and Lenders shall severally (and not jointly) make one or more additional Term Loan Advances in minimum increments of Three Million Dollars ($3,000,0000) (or if less, the remaining amount of Term Loan Advances available to be drawn pursuant to this Section 2.2(a)(i)(B)) in an aggregate, when combined with the amount set forth in clause (A), principal amount up to Twenty-Five Million Dollars ($25,000,000) (such Term Loan Advances, the “Tranche 1 Advances”).
(ii)
Tranche 2. Subject to the terms and conditions of this Agreement, Borrower may request, and the Lenders shall severally (and not jointly) make, in each case, beginning on the Closing Date and continuing through the day prior to the Amortization Date, and conditioned on approval by Lenders’ investment committee in is sole and unfettered discretion, one or more additional Term Loan Advances in minimum increments of Three Million Dollars ($3,000,0000) (or if less, the remaining amount of Term Loan Advances available to be drawn pursuant to this Section 2.2(a)(ii)) in an aggregate principal amount up to Twenty-Five Million Dollars ($25,000,000) (such Term Loan Advances, the “Tranche 2 Advances”).
(b)
Maximum Term Loan Amount. The aggregate outstanding principal amount of Term Loan Advances shall not exceed the Maximum Term Loan Amount. After repayment, no Term Loan Advance (or any portion thereof) may be reborrowed.
(c)
Advance Request. To obtain a Term Loan Advance, Borrower shall complete, sign and deliver an Advance Request (at least one (1) Business Day before the Closing Date and at least five (5) Business Days before each Advance Date other than the Closing Date) to Agent. Lenders shall fund the Term Loan Advance in the manner requested by the Advance Request provided that each of the conditions precedent set forth in Section 4 and applicable to such Term

Loan Advance is satisfied as of the requested Advance Date. The proceeds of any Term Loan Advance shall be deposited into an account that is subject to an Account Control Agreement.
(d)
Term Loan Interest Rate. The principal balance of each Term Loan Advance shall bear interest thereon from such Advance Date at the Term Loan Interest Rate based on a year consisting of three hundred sixty (360) days, with interest computed daily based on the actual number of days elapsed. The Term Loan Interest Rate will float and change on the day the Prime Rate changes from time to time.
(e)
Payment. Borrower will pay accrued but unpaid interest on each Term Loan Advance on the first Business Day of each month (each such date, a “Payment Date”), beginning the month after the Advance Date. Borrower shall repay the aggregate principal balance of the Term Loan Advances that is outstanding on the day immediately preceding the Amortization Date, in equal monthly installments of principal and interest (mortgage style) beginning on the Amortization Date and continuing on the first Business Day of each month thereafter until the Secured Obligations (other than inchoate indemnity and reimbursement obligations which, by their terms, survive termination of this Agreement) are repaid. The entire principal balance of the Term Loan Advances and all accrued but unpaid interest hereunder, and all other Secured Obligations with respect to the Term Loan Advances, shall be due and payable on the Term Loan Maturity Date. Borrower shall make all payments under this Agreement without setoff, recoupment or deduction and regardless of any counterclaim or defense. If a payment hereunder becomes due and payable on a day that is not a Business Day, the due date thereof shall be the immediately subsequent Business Day. Agent or Lenders will initiate debit entries to Borrower’s account as authorized on the ACH Authorization (i) on each Payment Date of all periodic obligations payable to Lenders under each Term Loan Advance and (ii) out-of-pocket legal fees and costs incurred by Agent or Lenders in connection with Section 11.12; provided that, with respect to clause (i) above, in the event that Lenders or Agent informs Borrower that Lenders will not initiate a debit entry to Borrower’s account for a certain amount of the periodic obligations due on a specific Payment Date, Borrower shall pay to Lenders, such amount of periodic obligations in full in immediately available funds on such Payment Date; provided, further, that, with respect to clause (i) above, if Lenders or Agent informs Borrower that Lenders will not initiate a debit entry as described above later than the date that is three (3) Business Days prior to such Payment Date, Borrower shall pay to Lenders such amount of periodic obligations in full in immediately available funds on the date that is three (3) Business Days after the date on which Lenders or Agent notifies Borrower of such; provided, further, that, with respect to clause (ii) above, in the event that Lenders or Agent informs Borrower that Lenders will not initiate a debit entry to Borrower’s account for specified out-of-pocket legal fees and costs incurred by Agent or Lenders, Borrower shall pay to Lenders such amount in full in immediately available funds within three (3) Business Days.
2.3
Maximum Interest. Notwithstanding any provision in this Agreement or any other Loan Document, it is the parties’ intent not to contract for, charge or receive interest at a rate that is greater than the maximum rate permissible by law that a court of competent jurisdiction shall deem applicable hereto (which under the laws of the State of California shall be deemed to be the laws relating to permissible rates of interest on commercial loans) (the “Maximum Rate”). If a court of competent jurisdiction shall finally determine that Borrower has actually paid to Lenders an amount of interest in excess of the amount that would have been payable if all of the Secured Obligations had at all times borne interest at the Maximum Rate, then such excess interest actually paid by Borrower shall be applied as follows: first, to the payment of the Secured Obligations consisting of the outstanding principal; second, after all principal is repaid, to the payment of Lenders’ accrued interest, costs, expenses, professional fees and any other Secured Obligations; and third, after all Secured Obligations are repaid, the excess (if any) shall be refunded to Borrower.
2.4
Default Interest. In the event any payment is not paid on the scheduled payment date, an amount equal to five percent (5%) of such past due amount shall be payable on demand. In addition, upon the occurrence and during the continuation of an Event of Default hereunder, all outstanding Secured Obligations, including principal, interest, compounded interest, and professional fees, shall bear interest at a rate per annum equal to the rate set forth in Section 2.2(d) plus five percent (5%) per annum. In the event any interest is not paid when due hereunder, delinquent interest shall be added to principal and shall bear interest on interest, compounded at the rate set forth in Section 2.2(d) or 2.4, as applicable.
2.5
Prepayment.
(a)
At its option, Borrower may prepay all or a portion of the outstanding Advances by paying the entire principal balance (or such portion thereof), all accrued and unpaid interest thereon, all unpaid Lender’s fees and expenses due hereunder accrued to the date of the repayment (including, without limitation, the portion of the End of Term Charge applicable to the aggregate original principal amount of the Term Loan Advances being prepaid in accordance with Section 2.6(a)), together with a prepayment charge equal to the following percentage of the outstanding principal amount of such Advance amount being so prepaid: with respect to each Advance (a) if the principal amount of such Advance amounts are prepaid on or prior to the date which is twelve (12) months following the Closing Date, two percent (2.00%); (b) if the principal amount of such Advance amounts are prepaid after the date which is twelve (12) months following the Closing Date but on or prior to the date which is twenty-four (24) months following the Closing Date, one and one-half percent (1.50%); and (c) thereafter through the day before the Term Loan Maturity Date, one-half percent (0.50%) (each, a “Prepayment Charge”). Notwithstanding the foregoing, Agent and Lenders agree to waive the Prepayment Charge if (x) Agent and Lenders (in their sole and absolute discretion) agree in writing to refinance the Advances prior to the Term Loan Maturity Date, (y) if the Obligations are prepaid in full with the proceeds simultaneously with the consummation of (i) an Acquisition of Borrower or (ii) a Change in Control which qualifies as such under clause (a) or (b) of the definition thereof or (z) if Lenders fail to provide consent, waiver or amendment requested by Borrower in order to permit under the Loan Documents any collaboration agreement or any co-promotion transactions, collaborations, licensing, partnering or similar transactions or transaction described in clause (c) of the definition of Acquisition.
(b)
Borrower agrees that the Prepayment Charge is a reasonable calculation of Lenders’ lost profits in view of the difficulties and impracticality of determining actual damages resulting from an early repayment of the Advances. Any amounts paid under this Section shall be applied by Agent to the then unpaid amount of any outstanding Secured Obligations (including principal and interest) in such order and priority as Agent may choose in its sole discretion. For the avoidance of doubt, if a payment hereunder becomes due and payable on a day that is not a Business Day, the due date thereof shall be the immediately subsequent Business Day.
2.6
End of Term Charge.
(a)
On any date that Borrower partially prepays the outstanding Secured Obligations pursuant to Section 2.5, Borrower shall pay Lenders a charge equal to (i) (x) if the date of such prepayment is on or prior to the date which is twenty-four (24) months following the Closing Date, two and forty-five hundredths percent (2.45%) or (ii) (y) if the date of such prepayment is after the date which is twenty-four (24) months following the Closing Date, four and three-quarters percent (4.75%) multiplied by (ii) the principal amount of such Term Loan Advances being prepaid.
(b)
On the earliest to occur of (i) the Term Loan Maturity Date, (ii) the date that Borrower prepays the outstanding Secured Obligations (other than any inchoate indemnity and reimbursement obligations and any other obligations which, by their terms, are to survive the termination of this Agreement) in full, (iii) the date that the outstanding Secured Obligations become due and payable, or (iv) as required pursuant to Section 2.5, without duplication, Borrower shall pay Lenders a charge equal to charge equal to (I) (x) if the date of such prepayment is on or prior to the date which is twenty-four (24) months following the Closing Date, two and forty-five hundredths percent (2.45%) or (ii) (y) if the date of such prepayment is after the date which is twenty-four (24) months following the Closing Date, four and three-quarters percent (4.75%) multiplied by (II) the aggregate original principal amount of such Term Loan Advances made hereunder minus (III) the aggregate amount of payments made pursuant to Section 2.6(a) (the “End of Term Charge”).
(c)
Notwithstanding the required payment date of such End of Term Charge, the applicable pro rata portion of the End of Term Charge shall be deemed earned by Lenders as of each date that an applicable Term Loan Advance is made. For the avoidance of doubt, if a payment hereunder becomes due and payable on a day that is not a Business Day, the due date thereof shall be the immediately subsequent Business Day.
2.7
Pro Rata Treatment. Each payment (including prepayment) on account of any fee and any reduction of the Term Loan Advances shall be made pro rata according to the Term Commitments of the relevant Lender.
2.8
Taxes; Increased Costs. Borrower, Agent and Lenders each hereby agree to the terms and conditions set forth on Addendum 1 attached hereto.
2.9
Treatment of Prepayment Charge and End of Term Charge. Borrower agrees that any Prepayment Charge and any End of Term Charge payable shall be presumed to be the liquidated damages sustained by each Lender as the result of the early termination, and Borrower agrees that it is reasonable under the circumstances currently existing and existing as of the Closing Date. The Prepayment Charge and the End of Term Charge shall also be payable in the event the Secured Obligations (and/or this Agreement) are satisfied or released by foreclosure (whether by power of judicial proceeding), deed in lieu of foreclosure, or by any other means. Each Loan Party expressly waives (to the fullest extent it may lawfully do so) the provisions of any present or future statute or law that prohibits or may prohibit the collection of the foregoing Prepayment Charge and End of Term Charge in connection with any such acceleration. Borrower agrees (to the fullest extent that each may lawfully do so): (a) each of the Prepayment Charge and the End of Term Charge is reasonable and is the product of an arm’s length transaction between sophisticated business people, ably represented by counsel; (b) each of the Prepayment Charge and the End of Term Charge shall be payable notwithstanding the then prevailing market rates at the time payment is made; (c) there has been a course of conduct between Lenders and Borrower giving specific consideration in this transaction for such agreement to pay the Prepayment Charge and the End of Term Charge as a charge (and not interest) in the event of prepayment or acceleration; and (d) Borrower shall be estopped from claiming differently than as agreed to in this Section. Borrower expressly acknowledges that its agreement to pay each of the Prepayment Charge and the End of Term Charge to Lenders as herein described was on the Closing Date and continues to be a material inducement to Lenders to provide the Term Loan Advances.

SECTION 3.
SECURITY INTEREST
3.1
Grant of Security Interest. As security for the prompt and complete payment when due (whether on the payment dates or otherwise) of all the Secured Obligations, each Borrower grants to Agent a security interest in all of such Borrower’s right, title, and interest in, to and under all of such Borrower’s personal property and other assets including without limitation the following (except as set forth herein) whether now owned or hereafter acquired (collectively, the “Collateral”): (a) Receivables; (b) Equipment; (c) Fixtures; (d) General Intangibles (including Intellectual Property); (e) Inventory; (f) Investment Property; (g) Deposit Accounts; (h) Cash; (i) Goods; and all other tangible and intangible personal property of such Borrower whether now or hereafter owned or existing, leased, consigned by or to, or acquired by, Borrower and wherever located, and any of such Borrower’s property in the possession or under the control of Agent; and, to the extent not otherwise included, all Proceeds of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of each of the foregoing.
3.2
Notwithstanding the broad grant of the security interest set forth in Section 3.1, above, the Collateral shall not include (a) any “intent to use” trademarks at all times prior to the first use thereof, whether by the actual use thereof in commerce, the recording of a statement of use with the United States Patent and Trademark Office or otherwise, provided, that upon submission and acceptance by the United States Patent and Trademark Office of an amendment to allege use of an intent-to-use trademark application pursuant to 15 U.S.C. Section 1060(a) (or any successor provision) such intent-to-use application shall constitute Collateral, (b) nonassignable licenses or contracts, which by their terms require the consent of the licensor thereof or another party (but only to the extent such prohibition on transfer is enforceable under applicable law, including, without limitation, Sections 9406, 9407 and 9408 of the UCC), (c) any Excluded Account, (d) any property, right or asset held by any Borrower to the extent the grant of a security interest therein is prohibited by applicable law, provided that upon the cessation of any such restriction or prohibition, such property shall automatically be included in the Collateral, (e) margin stock, (f) motor vehicles and assets subject to a certificate of title except to the extent a security interest therein can be perfected by the filing of a UCC financing statement, (g) any license (including a Material License), agreement or contract if the granting of a Lien in such license, agreement or contract is prohibited by or would constitute a default thereunder (but (A) only to the extent such prohibition is enforceable under applicable law and (B) other than to the extent that any such term would be rendered ineffective pursuant to Sections 9406, 9407 or 9409 of the UCC; provided that upon the termination, lapsing or expiration of any such prohibition, such license, agreement or contract, as applicable, shall automatically be subject to the security interest granted in favor of Agent hereunder and become part of the “Collateral”), (h) Equipment (including additions and accessions thereto and the proceeds thereof) that is subject to a Lien that is otherwise permitted pursuant to subsection (vii) of the definition of “Permitted Liens” if the holder of such Lien has expressly prohibited Borrower in writing from granting Liens on such property in favor of third parties, (i) the Licensed Antibodies, the Existing Patents, Licensor Background Know-How, Licensor Program Patents, Licensor Program Know-How, Licensor Background Patents, Joint Program Patents, Joint Program Know-How, Regulatory Approvals, Regulatory Documentation or Licensed Products, in each case as such terms are defined in the AbbVie Agreement; (j) any assets or rights relating to any Licensed Antibody, Licensed Product, Alector Patent, Alector Know-How, Alector Intellectual Property or Collaboration Intellectual Property, in each case as such terms are defined in the GSK Agreement; (k) any assets or Intellectual Property to the extent that the inclusion thereof in the Collateral would result in a breach or default under any Material License; provided that upon the termination, lapsing or expiration of any such prohibition or Material License, as applicable, shall automatically be subject to the security interest granted in favor of Agent hereunder and become part of the

“Collateral”; (l) Intellectual Property that is co-owned with a Person that is not a Loan Party or an Affiliate of a Loan Party to the extent prohibited by any agreement between Borrower and such Person at the time of entry into such agreement and so long as such prohibition did not arise in contemplation of this Agreement; provided that upon the termination, lapsing or expiration of any such prohibition or agreement, as applicable, shall automatically be subject to the security interest granted in favor of Agent hereunder and become part of the “Collateral”); or (m) more than sixty-five percent (65%) of the presently existing and hereafter arising issued and outstanding Equity Interests directly owned by any Loan Party of any Foreign Subsidiary (as determined under U.S. federal income Tax principles) which Equity Interests entitle the holder thereof to vote for directors or any other matter, if Borrower demonstrates to the reasonable satisfaction of Agent that a pledge and security interest in more than sixty-five percent (65%) of the presently existing and hereafter arising issued and outstanding Equity Interests would create a present and existing adverse tax consequence to Borrower under the Code.
SECTION 4.
CONDITIONS PRECEDENT TO LOAN

The obligations of Lenders to make the Loan hereunder are subject to the satisfaction by Borrower of the following conditions:

4.1
Initial Advance. On or prior to the Closing Date, Borrower shall have delivered to Agent the following:
(a)
duly executed copies of the Loan Documents, and all other documents and instruments reasonably required by Agent to effectuate the transactions contemplated hereby or to create and perfect the Liens of Agent with respect to all Collateral, in all cases in form and substance reasonably acceptable to Agent;
(b)
duly executed Account Control Agreement(s) with respect to each Deposit Account maintained by Borrower at UBS;
(c)
a legal opinion of Borrower’s counsel in form and substance reasonably acceptable to Agent;
(d)
copy of resolutions of each Borrower’s Board of Directors, certified by an officer of such Borrower, evidencing (i) approval of the Loan and other transactions evidenced by the Loan Documents, (ii) authorizing a specified person or persons to execute the Loan Documents to which it is a party on its behalf, (iii) authorizing a specified person or persons, on its behalf, to sign and/or dispatch all documents and notices (including, if relevant, any Advance Request or other relevant notice) to be signed and/or dispatched by it under or in connection with the Loan Documents to which it is a party, and (iv) acknowledging that the Board of Directors are acting for a proper purpose and that the Loan Documents are in the best interests of that Borrower and for its commercial benefit;
(e)
certified copies of the Charter of Borrower, certified by the Secretary of State of the applicable jurisdiction of organization and the other Organizational Documents, as amended through the Closing Date, of Borrower;
(f)
a certificate of good standing for Borrower from its jurisdiction of organization and similar certificates from all other jurisdictions in which it does business and where the failure to be qualified could have a Material Adverse Effect;

(g)
certified copies, dated as of a recent date, of searches for financing statements;
(h)
filed in the central filing office of the State of Delaware, accompanied by written evidence (including any UCC termination statements) that the Liens on any Collateral indicated in any such financing statements either constitute Permitted Liens or have been or, in connection with the initial Term Loan Advance, will be terminated or released;
(i)
payment of the Commitment Charge, Initial Facility Charge and reimbursement of Agent’s and Lenders’ current expenses reimbursable pursuant to this Agreement, which amounts may be deducted from the initial Advance;
(j)
a duly executed copy of the Perfection Certificate and each exhibit and addendum thereto;
(k)
all certificates of insurance and copies of each insurance policy required hereunder;

(i) the certificates (if any) representing the Equity Interests required to be pledged pursuant to the Pledge Agreement, together with an undated stock power or similar instrument of transfer for each such certificate endorsed in blank by a duly authorized officer of the pledgor thereof, and (ii) each material debt instrument (if any) endorsed (without recourse) in blank (or accompanied by an transfer form endorsed in blank) by the pledgor thereof required to be pledged to Agent under the Pledge Agreement;

(l)
all reports, declarations and forms required by the SBA, including but not limited to SBA 652, SBA 1031 and SBA 480 to the extent provided by Agent; and
(m)
such other documents as Agent may reasonably request.
4.2
All Advances. On each Advance Date:
(a)
Agent shall have received (i) an Advance Request for the relevant Advance as required by Section 2.2(c), duly executed by Borrower’s Chief Executive Officer or Chief Financial Officer and (ii) any other documents Agent may reasonably request;
(b)
The representations and warranties set forth in this Agreement shall be true and correct in all material respects on and as of the applicable Advance Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date;
(c)
Borrower shall be in compliance with all the terms and provisions set forth herein and in each other Loan Document on its part to be observed or performed;
(d)
With respect to any Advance (other than the Tranche 1 Advance) made available on such Advance Date, the Loan Parties shall have paid the Tranche Facility Charge applicable to such Advance; and
(e)
Each Advance Request shall be deemed to constitute a representation and warranty by Borrower on the relevant Advance Date as to the matters specified in Section 4.2(b), Section 4.2(c) and Section 4.4 and as to the matters set forth in the Advance Request.
4.3
[Reserved].

4.4
No Default. As of the Closing Date and at the time of and immediately after each Advance Date, (i) no fact or condition exists that could (or could, with the passage of time, the giving of notice, or both) constitutes an Event of Default, (ii) no event that has had or could reasonably be expected to have a Material Adverse Effect has occurred and is continuing and (iii) there has been no material adverse deviation by Borrower from the most recent business plan of Borrower presented to and accepted by Agent.
SECTION 5.
REPRESENTATIONS AND WARRANTIES OF BORROWER

Borrower represents and warrants that:

5.1
Corporate Status; Execution and Delivery; Binding Effect. Each Borrower is a corporation or limited liability company duly organized, legally existing and in good standing under the laws of its jurisdiction of incorporation or formation, and is duly qualified as a foreign corporation, limited liability company or partnership, as the case may be, in all jurisdictions in which the nature of its business or location of its properties require such qualifications and where the failure to be qualified could reasonably be expected to have a Material Adverse Effect. Borrower’s present name, former names (if any), locations, place of formation, tax identification number, organizational identification number and other information are correctly set forth in Exhibit B, as may be updated by Borrower in a written notice (including any Compliance Certificate) provided to Agent after the Closing Date in accordance with this Agreement. This Agreement has been, and each other Loan Document, when delivered hereunder, will have been, duly executed and delivered by the Borrower. This Agreement constitutes, and each other Loan Document when so delivered will constitute, a legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws affecting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in equity or at law).
5.2
Collateral. Borrower owns or otherwise has the rights to use the Collateral, free of all Liens, except for Permitted Liens. Borrower has the power and authority to grant to Agent a Lien in the Collateral as security for the Secured Obligations.
5.3
Consents. Borrower’s execution, delivery and performance of this Agreement and all other Loan Documents to which it is a party, (i) have been duly authorized by all necessary action of Borrower in accordance with its Organizational Documents and applicable law, (ii) will not result in the creation or imposition of any Lien upon the Collateral, other than Permitted Liens, (iii) do not violate any provisions of Borrower’s Organizational Documents or any, law, regulation, order, injunction, judgment, decree or writ to which Borrower is subject and (iv) except as described on Schedule 5.3, do not violate any Material Agreement or require the consent or approval of any other Person or Governmental Authority which has not already been obtained. The individual or individuals executing the Loan Documents on behalf of Borrower are duly authorized to do so.
5.4
Material Adverse Effect. No event that has had or could reasonably be expected to have a Material Adverse Effect has occurred and is continuing. Borrower is not aware of any event or circumstance that is likely to occur that is reasonably expected to result in a Material Adverse Effect.
5.5
Actions Before Governmental Authorities. There are no actions, suits, claims, disputes or proceedings at law or in equity or by or before any Governmental Authority now pending or, to the knowledge of Borrower, threatened in writing against or affecting Borrower or its property, that could reasonably expected to result in a Material Adverse Effect.
5.6
Laws.
(a)
Neither Borrower nor any of its Subsidiaries is in violation of any law, rule or regulation, or in default with respect to any judgment, writ, injunction or decree of any Governmental Authority to which Borrower or such Subsidiaries are subject, where such violation or default could reasonably be expected to result in a Material Adverse Effect. Borrower is not in default in any manner under any provision of any agreement or instrument evidencing material Indebtedness, or any other Material Agreement to which it is a party or by which it is bound.
(b)
Neither Borrower nor any of its Subsidiaries is an “investment company” a company that would be an “investment company” except for the exclusion from the definition of “investment company” in Section 3(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), or a company “controlled” by an “investment company” under the 1940 Act. Neither Borrower nor any of its Subsidiaries is engaged as one of its important activities in extending credit for margin stock (under Regulations X, T and U of the Federal Reserve Board of Governors). Borrower and each of its Subsidiaries has complied in all material respects with the Federal Fair Labor Standards Act. Neither Borrower nor any of its Subsidiaries is a “holding company” or an “affiliate” of a “holding company” or a “subsidiary company” of a “holding company” as each term is defined and used in the Public Utility Holding Company Act of 2005. Neither Borrower’s nor any of its Subsidiaries’ properties or assets have been used by Borrower or such Subsidiary or, to Borrower’s knowledge, by previous Persons, in disposing, producing, storing, treating, or transporting any hazardous substance other than in material compliance with applicable laws. Borrower and each of its Subsidiaries has obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all Governmental Authorities that are necessary to continue their respective businesses as currently conducted.
(c)
None of Borrower or any of its Subsidiaries, or any of Borrower’s or its Subsidiaries’ Affiliates or any of their respective agents acting or benefiting in any capacity in connection with the transactions contemplated by this Agreement is (i) in violation of any Anti-Terrorism Law, (ii) engaging in or conspiring to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law, or (iii) is a Blocked Person. None of Borrower, any of its Subsidiaries, or (to the knowledge of Borrower) any of their Affiliates or agents acting or benefiting in any capacity in connection with the transactions contemplated by this Agreement, (x) conducts any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of any Blocked Person, or (y) deals in, or otherwise engages in any transaction relating to, any property or interest in property blocked pursuant to Executive Order No. 13224, any similar executive order or other Anti-Terrorism Law. None of the funds to be provided under this Agreement will be used, directly or indirectly, (a) for any activities in violation of any applicable anti-money laundering, economic sanctions and anti-bribery laws and regulations or (b) for any payment to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended.
5.7
Information Correct and Current. No information, report, Advance Request, financial statement, exhibit or schedule furnished, by or on behalf of Borrower to Agent in connection with any Loan Document or included therein or delivered pursuant thereto (in each case, other than forecasts, projections and other forward-looking statements and information of a general economic or industry nature) when taken as a whole, contains or will contain at the time made or furnished any material misstatement of fact or, when taken as a whole and together with all other such information or documents, omitted, omits or will omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were, are or will be made, not materially misleading at the time such statement was made or deemed made. Additionally, any and all financial or business projections provided by Borrower to Agent, whether prior to or after the Closing Date, shall be (i) provided in good faith and based on the most current data and information available to Borrower, and (ii) the most current of such projections provided to Borrower’s Board of Directors; provided that, with respect to projected financial information, Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time (it being understood that such projected financial information are subject to significant uncertainties and contingencies and that no assurances can be given that any particular projected financial information will be realized and that variances between actual results and projected financial results can be material).
5.8
Tax Matters. Except as set forth on Schedule 5.8, (a) Borrower and its Subsidiaries have filed all U.S. federal and state income Tax returns and other material Tax returns that they are required to file (taking into account any valid extension), (b) Borrower and its Subsidiaries have duly paid all U.S. federal and state income Taxes and other material Taxes that they are required to pay, except Taxes being contested in good faith by appropriate proceedings and for which Borrower and its Subsidiaries maintain adequate reserves in accordance with GAAP, and (c) to Borrower’s knowledge, there are no pending Tax assessments, deficiencies, audits or other proceedings with respect to Borrower or any Subsidiary, in each case to the extent such failure to file or pay or such proceeding had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
5.9
Intellectual Property Claims. Borrower is the sole owner of, or otherwise has the right to use, the Intellectual Property material to Borrower’s business. Except as described on Schedule 5.9, (i) to the best of Borrower’s knowledge, each of the material Copyrights, Trademarks and Patents owned by Borrower is valid and enforceable, (ii) no material part of the Intellectual Property has been judged invalid or unenforceable, in whole or in part, and (iii) no claim has been made to Borrower that the ownership of or use of any material part of such Intellectual Property violates the rights of any third party. Exhibit C (and as may be updated by Borrower in a written notice (including a Compliance Certificate) provided from time to time after the Closing Date) is a true, correct and complete list of each of Borrower’s registered Patents, registered Trademarks, registered Copyrights, and Material Agreements under which Borrower licenses Intellectual Property from third parties (other than commercially available licenses, shrink-wrap licenses, label licenses or other than “off-the-shelf” licenses or open-source software), together with application or registration numbers, as applicable, owned by Borrower or any Subsidiary. Borrower is not in material breach of, nor has Borrower failed to perform any material obligations under, any of the foregoing contracts, licenses or agreements and, to Borrower’s knowledge, no third party to any such contract, license or agreement is in material breach thereof or has failed to perform any material obligations thereunder.
5.10
Intellectual Property.
(a)
Except as described on Schedule 5.10, to the best of Borrower’s knowledge Borrower has all material rights with respect to Intellectual Property necessary or material in the operation or conduct of Borrower’s business as currently conducted and proposed to be conducted by Borrower. Without limiting the generality of the foregoing, except for restrictions that are unenforceable under Division 9 of the UCC or otherwise permitted under this Agreement with respect to Licenses, Borrower has the right, to the extent required to operate Borrower’s business, to freely transfer, license or assign Intellectual Property necessary or material in the operation or conduct of Borrower’s business as currently conducted and proposed to be conducted by Borrower, without condition, restriction or payment of any kind (other than license payments in the ordinary course of business) to any third party, and to the best of Borrower’s knowledge, Borrower owns or has the right to use, pursuant to valid licenses, all software development tools, library functions, compilers and all other third-party software and other items that are material in the operation or conduct of Borrower’s business and used in the design, development, promotion, sale, license, manufacture, import, export, use or distribution of Borrower Products except customary covenants in inbound license agreements and equipment leases where Borrower is the licensee or lessee. Except as disclosed on Schedule 5.10, Borrower is not a party to, nor is it bound by, any Restricted License.
(b)
No material software or other materials used by Borrower or any of its Subsidiaries (or used in any Borrower Products or any Subsidiaries’ products) are subject to an open-source or similar license (including but not limited to the General Public License, Lesser General Public License, Mozilla Public License, or Affero License) in a manner that would cause such software or other materials to have to be (i) distributed to third parties at no charge or a minimal charge (royalty-free basis); (ii) licensed to third parties to modify, make derivative works based on, decompile, disassemble, or reverse engineer; or (iii) used in a manner that requires disclosure or distribution in source code form.
(c)
There are no material unpaid fees or royalties under any Material Agreements that have become overdue. Each Material Agreement is in full force and effect and is legal, valid, binding, and enforceable in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability (regardless of whether enforcement is sought in equity or at law). Except as set forth on Schedule 5.10(c), to the knowledge of Borrower, neither Borrower nor any of its Subsidiaries, as applicable, is in breach of or default in any manner that could reasonably be expected to materially affect the Borrower Products under any Material Agreement to which it is a party, and no circumstances or grounds exist that would give rise to a claim of breach or right of rescission, termination or nonrenewal of any of the Material Agreements, including the execution, delivery and performance of this Agreement and the other Loan Documents.
5.11
Borrower Products. Except as set forth on Schedule 5.11, no Intellectual Property owned by Borrower and material to Borrower’s business or Borrower Product has been or is subject to any actual or, to the knowledge of Borrower, threatened in writing litigation, proceeding (including any proceeding in the United States Patent and Trademark Office or any corresponding foreign office or agency) or outstanding decree, order, judgment, settlement agreement or stipulation that restricts in any manner Borrower’s use, transfer or licensing thereof or that may affect the validity, use or enforceability thereof. There is no decree, order, judgment, agreement, stipulation, arbitral award or other provision entered into in connection with any litigation or proceeding that obligates Borrower to grant licenses or ownership interest in any future Intellectual Property related to the operation or conduct of the business of Borrower or Borrower Products. Borrower has not received any written notice or claim, or, to the knowledge of Borrower, oral notice or claim, challenging or questioning Borrower’s ownership in any Intellectual Property material to

Borrower’s business (or written notice of any claim challenging or questioning the ownership in any licensed Intellectual Property of the owner thereof) or suggesting that any third party has any claim of legal or beneficial ownership with respect thereto and wherein to Borrower’s knowledge, there would be a reasonable basis for any such claim. To the knowledge of any Responsible Officer of Borrower, neither Borrower’s use of its Intellectual Property for development of Borrower Products nor the production and sale of Borrower Products infringes the intellectual property or other rights of others.
5.12
Financial Accounts. Exhibit D, as may be updated by Borrower in a written notice provided to Agent after the Closing Date (and shall be deemed updated with information provided in any Compliance Certificate), is a true, correct and complete list of (a) all banks and other financial institutions at which Borrower or any Subsidiary maintains Deposit Accounts and (b) all institutions at which Borrower or any Subsidiary maintains an account holding Investment Property, and such exhibit correctly identifies the name, address and telephone number of each bank or other institution, the name in which the account is held, a description of the purpose of the account, and the complete account number therefor.
5.13
Employee Loans. Except for loans constituting Permitted Investments or as described on Schedule 5.13, Borrower has no outstanding loans to any employee, officer or director of Borrower nor has Borrower guaranteed the payment of any loan made to an employee, officer or director of Borrower by a third party.
5.14
Capitalization and Subsidiaries. Borrower’s (other than Company) capitalization as of the Closing Date is set forth on Schedule 5.14 annexed hereto. Borrower does not own any stock, partnership interest or other securities of any Person, except for Permitted Investments. Attached as Schedule 5.14, as may be updated by Borrower in a written notice provided after the Closing Date and which shall be deemed updated with information provided in any Compliance Certificate, is a true, correct and complete list of each Subsidiary.
5.15
Solvency. The fair salable value of Borrower’s consolidated assets (including goodwill minus disposition costs) exceeds the fair value of Borrower’s liabilities; Borrower is not left with unreasonably small capital after the transactions in this Agreement; and Borrower and each of its Subsidiaries are able to pay their debts (including trade debts) as they mature. The amount of any contingent liability at any time shall be computed as the amount that would reasonably be expected to become an actual and matured liability.
SECTION 6.
INSURANCE; INDEMNIFICATION
6.1
Coverage. Borrower shall cause to be carried and maintained commercial general liability insurance covering Borrower and its Subsidiaries, on an occurrence form, against risks and in such amounts customarily insured against in Borrower’s line of business. Such risks shall include the risks of bodily injury, including death, property damage, personal injury, advertising injury, and contractual liability per the terms of the indemnification agreement found in Section 6.3. Borrower must maintain a minimum of Four Million Dollars ($4,000,000) of commercial general liability insurance for each occurrence. Borrower maintains and shall continue to maintain a minimum of Four Million Dollars ($4,000,000) of directors’ and officers’ insurance for each occurrence and Ten Million Dollars ($10,000,000) in the aggregate. So long as there are any Secured Obligations outstanding (other than inchoate indemnity and reimbursement obligations which, by their terms, survive termination of this Agreement), Borrower shall also cause to be carried and maintained insurance upon the business and assets of Borrower and its Subsidiaries, insuring against all risks of physical loss or damage howsoever caused, in an amount not less than the full replacement cost of the Collateral, provided that such insurance may be subject to standard exceptions and deductibles. If Borrower fails to obtain the insurance called for by this Section 6.1 or fails to pay any premium thereon or fails to pay any other amount which Borrower is obligated to pay under this Agreement or any other Loan Document or which may be required to preserve the Collateral, Agent may obtain such insurance or make such payment, and all amounts so paid by Agent are immediately due and payable, bearing interest at the then highest rate applicable to the Secured Obligations, and secured by the Collateral. Agent will make reasonable efforts to provide Borrower with notice of Agent obtaining such insurance at the time it is obtained or within a reasonable time thereafter. No payments by Agent are deemed an agreement to make similar payments in the future or Agent’s waiver of any Event of Default.
6.2
Certificates. Borrower shall deliver to Agent certificates of insurance that evidence Borrower’s compliance with its insurance obligations in Section 6.1 and the obligations contained in this Section 6.2. Borrower’s insurance certificate shall reflect Agent (shown as “Hercules Capital, Inc., as Agent, and its successors and/or assigns”) is an additional insured for commercial general liability, a lenders loss payable for all risk property damage insurance, subject to the insurer’s approval, and a lenders loss payable for property insurance and additional insured for liability insurance for any future insurance that Borrower may acquire from such insurer. Attached to the certificates of insurance will be additional insured endorsements for liability and lender’s loss payable endorsements for all risk property damage insurance. All certificates of insurance will provide for a minimum of thirty (30) days advance written notice to Agent of cancellation (other than cancellation for non-payment of premiums, for which ten (10) days’ advance written notice shall be sufficient) or any other change adverse to Agent’s interests. Any failure of Agent to scrutinize such insurance certificates for compliance is not a waiver of any of Agent’s rights, all of which are reserved. Upon entering into or amending any insurance policy required hereunder, Borrower shall, in the then-next Compliance Certificate delivered in accordance with Section 7.1(d), provide Agent with copies of each insurance policy, and upon entering into or amending any insurance policy required hereunder (other than immaterial amendments), Borrower shall provide Agent with copies of such policies and shall promptly deliver to Agent updated insurance certificates with respect to such policies.
6.3
Indemnity. Borrower agrees to indemnify and hold Agent, Lenders and their officers, directors, employees, agents, in-house attorneys, representatives and shareholders (each, an “Indemnified Person”) harmless from and against any and all third-party claims, costs, expenses, damages and liabilities (including such claims, costs, expenses, damages and liabilities based on liability in tort, including strict liability in tort), including reasonable attorneys’ fees and disbursements and other costs of investigation or defense (including those incurred upon any appeal) (collectively, “Liabilities”), that may be instituted or asserted against or incurred by such Indemnified Person as the result of credit having been extended, suspended or terminated under this Agreement and the other Loan Documents or the administration of such credit, or in connection with or arising out of the transactions contemplated hereunder and thereunder, or any actions or failures to act in connection therewith, or arising out of the disposition or utilization of the Collateral, excluding in all cases Liabilities to the extent such Liabilities arise directly out of gross negligence or willful misconduct of any Indemnified Person or changes in income tax rates. This Section 6.3 shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim. In no event shall any Indemnified Person be liable on any theory of liability for any special, indirect, consequential or punitive damages (including any loss of profits, business or anticipated savings). This Section 6.3 shall survive the repayment of indebtedness under, and otherwise shall survive the expiration or other termination of, this Agreement, in each case, subject to the applicable statute of limitations.
SECTION 7.
COVENANTS OF BORROWER

Borrower agrees as follows:

7.1
Financial Reports. Borrower shall furnish to Agent the financial statements and reports listed hereinafter (the “Financial Statements”):
(a)
as soon as practicable (and in any event within thirty (30) days) (or such longer period as may be agreed by Agent in its sole discretion) after the end of each month, unaudited interim and year-to-date financial statements as of the end of such month (prepared on a consolidated and consolidating basis, if prepared), consisting of a balance sheet and related statement of income , all certified by a duly authorized officer of Borrower to the effect that they have been prepared in accordance with GAAP, except (i) for the absence of footnotes, (ii) that they are subject to normal year-end adjustments, and (iii) they do not contain certain non-cash items that are customarily included in quarterly and annual financial statements;
(b)
as soon as practicable (and in any event within forty-five (45) days after the end of each calendar quarter (other than the last quarter of each fiscal year)), unaudited interim and year-to-date financial statements as of the end of such fiscal quarter (prepared on a consolidated and consolidating basis, if prepared), including balance sheet and related statements of income and cash flows, certified by a duly authorized officer of Borrower to the effect that they have been prepared in accordance with GAAP, except (i) for the absence of footnotes, and (ii) that they are subject to normal year-end adjustments;
(c)
as soon as practicable (and in any event within ninety (90) days) after the end of each fiscal year, audited financial statements as of the end of such year (prepared on a consolidated basis), including balance sheet and related statements of income and cash flows, and setting forth in comparative form the corresponding figures for the preceding fiscal year, certified without qualification by a firm of independent certified public accountants selected by Borrower and reasonably acceptable to Agent, accompanied by any management report from such accountants;
(d)
as soon as practicable (and in any event within thirty (30) days after the end of each calendar month), a Bringdown Certificate;
(e)
as soon as practicable (and in any event within forty-five (45) days after the end of the first three calendar quarters and within ninety (90) days after the end of the fourth fiscal quarter of each fiscal year (or such longer period as may be agreed by Agent in its sole discretion), a Compliance Certificate;
(f)
as soon as practicable (and in any event within forty (40) days) after the end of each month, a report showing aging of accounts payable;
(g)
promptly after the sending or filing thereof, as the case may be, copies of any proxy statements, financial statements, information or reports that Company has made available to holders of its common stock and copies of any regular, periodic and special reports or registration statements that Company files with the Securities and Exchange Commission or any Governmental Authority that may be substituted therefor, or any national securities exchange;

(h)
together with the next quarterly Compliance Certificate, copies of any material Governmental Approvals obtained by Borrower or any of its Subsidiaries;
(i)
together with the next quarterly Compliance Certificate, copies of all final minutes and materials that Company provides to its directors in connection with any meetings of the full Board of Directors, provided that in all cases Borrower may exclude (A) confidential compensation information, (B) information or materials that are subject to attorney-client privilege or attorney work product, (C) proprietary information or information in respect of which Borrower owes confidentiality obligations to a third party that, would be breached if not excluded (after giving account to the confidentiality obligations of Agent as set forth in Section 11.13) and (D) materials or information relating to Agent or Lenders or Borrower’s strategy with respect to the Loans;
(j)
financial and business projections promptly following their approval by Company’s Board of Directors, and in any event, within thirty (30) days after the end of Borrower’s fiscal year, as well as budgets, operating plans and other financial information reasonably requested by Agent;
(k)
insurance renewal statements, annually or otherwise promptly upon renewal of insurance policies required to be maintained in accordance with Section 6.1;
(l)
prompt notice of any legal process against Borrower or any Subsidiary that is reasonably likely to result in damages, expenses or liabilities in excess of Five Hundred Thousand Dollars ($500,000); and
(m)
prompt (but in any event no more than two (2) Business Days’) notice if Borrower or any Subsidiary has knowledge that Borrower, or any Subsidiary or Affiliate of Borrower, is listed on the OFAC Lists or (a) is convicted on, (b) pleads nolo contendere to, (c) is indicted on, or (d) is arraigned and held over on charges involving money laundering or predicate crimes to money laundering.

Borrower shall not (without the consent of Agent) make any change in its (a) accounting policies or reporting practices except as required by GAAP or the rules and regulations of the Securities and Exchange Commission, or (b) fiscal years or fiscal quarters. The fiscal year of Borrower shall end on December 31.

Except as set forth in the next paragraph, the executed Compliance Certificate, and all Financial Statements required to be delivered hereunder shall be sent per instructions (i) specified on Addendum 2 or (ii) otherwise provided by Agent to Borrower via a written notice from time to time.

Notwithstanding the foregoing, documents required to be delivered under Sections 7.1(a), (b), (c) or (f) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date on which Company posts such documents on its website; provided that, upon request of Agent, Borrower shall directly provide Agent all Financial Statements required to be delivered pursuant to Section 7.1(b) and (c) hereunder.

7.2
Management Rights. Borrower shall permit any representative that Agent or Lenders authorizes, including its attorneys and accountants, to inspect the Collateral and examine and make copies and abstracts of the books of account and records of Borrower at reasonable times and upon reasonable notice during normal business hours; provided, however, that so long as no Event of Default has occurred and is continuing, such examinations shall be limited to no more often than twice per fiscal year. In addition, in connection with such inspections, any such representative shall have the right to meet with management and officers of Borrower to discuss such books of account and records. In addition, Agent or Lenders shall be entitled at reasonable times and intervals to consult with and advise the management and officers of Borrower concerning significant business issues affecting Borrower. Such consultations shall not unreasonably interfere with Borrower’s business operations. The parties intend that the rights granted Agent and Lenders shall constitute “management rights” within the meaning of 29 C.F.R. Section 2510.3-101(d)(3)(ii), but that any advice, recommendations or participation by Agent or Lenders with respect to any business issues shall not be deemed to give Agent or Lenders, nor be deemed an exercise by Agent or Lenders of, control over Borrower’s management or policies.
7.3
Further Assurances. Borrower shall, and shall cause each other Loan Party to, from time to time execute, deliver and file, alone or with Agent, any financing statements, security agreements, collateral assignments, notices, control agreements, promissory notes or other documents to perfect, give the highest priority to Agent’s Lien (subject to Permitted Liens) on the Collateral or otherwise evidence Agent’s rights herein. Borrower shall from time to time procure any instruments or documents as may be reasonably requested by Agent, and take all further action that may be necessary, or that Agent may reasonably request, to perfect and protect the Liens granted hereby or pursuant to applicable Loan Documents. In addition, and for such purposes only, Borrower hereby authorizes Agent to execute and deliver on behalf of Borrower and to file such financing statements (including an indication that the financing statement covers “all assets or all personal property” of Borrower in accordance with Section 9504 of the UCC), collateral assignments, notices, control agreements, security agreements and other documents without the signature of Borrower either in Agent’s name or in the name of Agent as agent and attorney-in-fact for Borrower. Borrower shall protect and defend Borrower’s title to the Collateral and Agent’s Lien thereon against all Persons claiming any interest adverse to Borrower or Agent other than Permitted Liens.
7.4
Indebtedness. Borrower shall not create, incur, assume, guarantee or be or remain liable with respect to any Indebtedness, or permit any Subsidiary to do so, other than Permitted Indebtedness, or voluntarily prepay, or voluntarily impose on Borrower an obligation to prepay, any Indebtedness, except for (a) Indebtedness permitted by clauses (i), (ii), (iii), (iv), (vii), (ix), and (xiv) of the defined term “Permitted Indebtedness”, (b) the conversion of Indebtedness into Equity Securities and the payment, not to exceed Fifty Thousand Dollars ($50,000), of cash in lieu of fractional shares in connection with such conversion, (b) purchase money Indebtedness pursuant to its then applicable payment schedule, (c) prepayment by any Subsidiary of (i) intercompany Indebtedness owed by such Subsidiary to any Borrower, or (ii) if such Subsidiary is not a Borrower, intercompany Indebtedness owed by such Subsidiary to another Subsidiary that is not a Borrower or (iii) prepayment of intercompany Indebtedness owed by a Borrower to another Borrower, (d) payments made on Subordinated Indebtedness to the extent permitted under the relevant subordination agreement, (e) payments, deliveries and the performance of any other obligation in respect of Permitted Convertible Debt in accordance with the terms of the indenture governing such Permitted Convertible Debt and subject to the restrictions set forth in Section 7.24, or (f) as otherwise permitted hereunder or approved in writing by Agent.
7.5
Collateral. Borrower shall at all times (a) keep the Collateral and all other property and assets used in Borrower’s business or in which Borrower now or hereafter holds any interest free and clear from any Liens whatsoever (except for Permitted Liens), and (b) shall give Agent prompt written notice of any legal process affecting the Collateral, such other property and assets, or any Liens thereon, provided however, that the Collateral and such other property or assets may be subject to Permitted Liens. Borrower shall not enter into or suffer to exist or become effective any agreement that prohibits or limits the ability of any Borrower to create, incur, assume or suffer to exist any Lien upon any of its property (including Intellectual Property), whether now owned or hereafter acquired, to secure its obligations under the Loan Documents to which it is a party other than (i) this Agreement and the other Loan Documents, (ii) any agreements governing any purchase money Liens or capital lease obligations otherwise permitted hereby (in which case, any prohibition or limitation shall only be effective against the assets financed thereby, additions and accessions thereto and the proceeds thereof), (iii) customary restrictions on the assignment of leases, licenses and other agreements, (iv) agreements entered into in connection with Permitted Liens, and (v) the Material Licenses. Borrower shall cause its Subsidiaries to protect and defend such Subsidiary’s title to its assets from and against all Persons claiming any interest adverse to such Subsidiary (other than Permitted Liens).
7.6
Investments. Borrower shall not directly or indirectly acquire or own, or make any Investment in or to any Person, or permit any of its Subsidiaries to do so, other than Permitted Investments.
7.7
Distributions. Borrower shall not, and shall not allow any Subsidiary to, (a) repurchase or redeem any class of its stock or other Equity Interest, or (b) declare or pay any cash dividend or make any other cash distribution on any class of its stock or other Equity Interest, or (c) except for Permitted Investments, lend money to any employees, officers or directors or guarantee the payment of any such loans to employees, officers or directors granted by a third party in excess of Two Hundred Fifty Thousand Dollars ($250,000) in the aggregate,, or (d) waive, release or forgive any Indebtedness owed to Borrower or any Subsidiary by any employees, officers or directors in excess of Two Hundred Fifty Thousand Dollars ($250,000) in the aggregate, in each case other than (i) repurchases or redemptions pursuant to employee, director or consultant repurchase plans or other similar agreements, provided, however, in each case the repurchase or redemption price does not exceed the original consideration paid for such stock or Equity Interest; (ii) the payment of cash in lieu of fractional shares not to exceed Fifty Thousand Dollars ($50,000), (iii) a Subsidiary may pay dividends or make other distributions to Borrower or any Subsidiary of Borrower, (iv) the conversion of any of its convertible securities into other securities pursuant to the terms of such convertible securities or otherwise in exchange therefor, and (v) other dividends, distributions, redemptions or repurchases so long as the aggregate amount of all such purchases does not exceed Two Hundred Fifty Thousand Dollars ($250,000) in any fiscal year.

Notwithstanding the foregoing, and for the avoidance of doubt, this Section 7.7 shall not prohibit (i) the conversion by holders of any Permitted Convertible Debt in accordance with the terms of the indenture governing such Permitted Convertible Debt, or Borrower’s delivery of the conversion consideration in connection therewith or the delivery of Common Stock (or other securities or property following a merger event, reclassification or other change of the Common Stock), and Cash in lieu of fractional shares of Common Stock in exchange for, or to induce the conversion of, Permitted Convertible Debt; provided that the conversion consideration (or exchange or inducement consideration) paid to such holders is limited to (A) Common Stock and (B) and Cash in lieu of fractional shares of Common Stock not to exceed Fifty Thousand Dollars ($50,000), or (ii) the Borrower’s making of any interest payments with respect to any Permitted Convertible Debt or (iii) the Borrower’s payment of any premium in respect of, making or receiving any payment (via proceeds of the related Permitted Convertible Indebtedness not to exceed twenty-five percent (25%) of the aggregate principal amount of such related Permitted Convertible Indebtedness deliveries in shares of Common Stock (or other securities or property following a merger event, reclassification or other change of the Common Stock and Cash in lieu of fractional shares not to exceed Fifty Thousand Dollars ($50,000)) with respect to, or the Borrower’s otherwise performing its obligations under, any Permitted Call Spread Transaction, including without limitation in connection with any settlement, unwind or termination thereof whether pursuant to its terms or otherwise.

7.8
Transfers. Except for Permitted Transfers, Borrower shall not, and shall not permit any Subsidiary to, voluntarily or involuntarily transfer, sell, lease, license, lend or in any other manner convey (“Transfer”) any equitable, beneficial or legal interest in any material portion of its assets (including, without limitation, pursuant to a Division).

Notwithstanding the foregoing, and for the avoidance of doubt, this Section 7.8 shall not prohibit (i) the conversion by holders of any Permitted Convertible Debt in accordance with the terms of the indenture governing such Permitted Convertible Debt or Borrower’s delivery of the conversion consideration in connection therewith or the delivery of Common Stock (or other securities or property following a merger event, reclassification or other change of the Common Stock), and Cash in lieu of fractional shares of Common Stock, not to exceed Fifty Thousand Dollars ($50,000), in exchange for, or to induce conversions of, Permitted Convertible Debt (ii) the Borrower’s making of any interest payments with respect to any Permitted Convertible Debt or (iii) the Borrower’s entry into or unwind or termination or payment of any premium in respect of, making any payment ((via proceeds of the related Permitted Convertible Indebtedness not to exceed twenty-five percent (25%) of the aggregate principal amount of such related Permitted Convertible Indebtedness deliveries in shares of Common Stock (or other securities or property following a merger event, reclassification or other change of the Common Stock and Cash in lieu of fractional shares not to exceed Fifty Thousand Dollars ($50,000)) with respect to, or the Borrower otherwise performing its obligations under, any Permitted Call Spread Transaction, including without limitation in connection with any settlement, unwind or termination thereof whether pursuant to its terms or otherwise.

7.9
Mergers and Consolidations. Borrower shall not, nor will it permit any Subsidiary to, merge, dissolve, liquidate, consolidate with or into another Person, or dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, other than the following: (a) Permitted Acquisitions, (b) mergers or consolidations of (i) a Subsidiary which is not a Loan Party into another Subsidiary or into a Loan Party or (ii) a Loan Party into another Loan Party), or (c) (i) any Subsidiary that is not a Loan Party may dissolve, liquidate, or wind up its affairs at any time provided that all of its assets and business are transferred to the Company or any of its Subsidiaries and (ii) any Subsidiary that is a Loan Party may dissolve, liquidate, or wind up its affairs at any time provided that all of its assets and business are transferred to another Loan Party. Borrower may form or acquire any Subsidiary so long as Borrower complies in all respects with the requirements set forth in Section 7.13.
7.10
Taxes. Borrower shall, and shall cause each of its Subsidiaries to, pay when due all material Taxes of any nature whatsoever now or hereafter imposed or assessed against such Borrower or such Subsidiary or the Collateral or upon Borrower’s (or such Subsidiary’s) ownership, possession, use, operation or disposition thereof or upon Borrower’s (or such Subsidiary’s) rents, receipts or earnings arising therefrom other than: (a) Taxes being contested, in good faith and by appropriate proceedings diligently conducted, and for which such Borrower maintains adequate reserves in accordance with GAAP and (b) Taxes that do not, individually or in the aggregate, exceed Fifty Thousand Dollars ($50,000). Borrower shall, and shall cause each of its Subsidiaries to, accurately file on or before the due date therefor (taking into account proper extensions) all U.S. federal and state income Tax returns and other material Tax returns required to be filed.

7.11
Corporate Changes.
(a)
Neither Borrower nor any Subsidiary shall change its corporate name, legal form or jurisdiction of formation without ten (10) Business Days’ prior written notice to Agent.
(b)
No Change in Control shall have occurred.
(c)
Borrower shall not relocate its chief executive office or its principal place of business unless: (i) it has provided prior written notice to Agent; and (ii) such relocation shall be within the continental United States of America (except in the case of a Foreign Subsidiary).
(d)
If Borrower intends to add any new offices or business locations, including warehouses, containing any portion of Borrower’s assets or property valued, individually or in the aggregate, in excess of Five Hundred Thousand Dollars ($500,000), then Borrower will use commercially reasonable efforts cause the landlord of any such new offices or business locations in the United States, including warehouses, to execute and deliver a landlord consent in form and substance reasonably satisfactory to Agent.
(e)
If Borrower intends to deliver any portion of Borrower’s assets or property valued, individually or in the aggregate, in excess of Five Hundred Thousand Dollars ($500,000) to a bailee (other than a clinical trial site) located in the United States, and Agent and such bailee are not already parties to a bailee agreement governing both the Collateral and the location to which Borrower intends to deliver the Collateral, then Borrower will use commercially reasonable efforts to cause such bailee to execute and deliver a bailee agreement in form and substance reasonably satisfactory to Agent.
(f)
The Borrower will not, and will not permit any Subsidiary to, engage to any material extent in any business other than those businesses conducted by the Borrower and its Subsidiaries on the date hereof or any business reasonably related or incidental thereto or representing a reasonable expansion thereof.
(g)
Without the prior written consent of Agent, the Borrower will not make, or agree to make, any modification, amendment or waiver of any of the terms or provisions of Borrower’s Organizational Documents that is materially adverse to Agent or any of the Lenders in their capacities as such.
7.12
Deposit Accounts. No Loan Party shall maintain any Deposit Accounts, or accounts holding Investment Property, except with respect to which Agent has an Account Control Agreement, provided that no Account Control Agreement shall be required for any Excluded Account.
7.13
Joinder of Subsidiaries. Borrower shall notify Agent of each Subsidiary formed or acquired subsequent to the Closing Date (including any new Subsidiary formed by Division) and, within twenty (20) Business Days of such formation or acquisition (or such longer period of time as agreed to by Agent in writing in its sole discretion), shall cause any such Subsidiary to execute and deliver to Agent a Joinder Agreement and such other documents and instruments as shall be requested by Agent to effectuate the transactions contemplated by such Joinder Agreement (in each case in form and substance reasonably acceptable to Agent), or, if requested by Agent, a Guaranty and appropriate collateral security documents to secure the obligations pursuant to such Guaranty (in each case in form and substance reasonably acceptable to Agent); it being agreed that if such new Subsidiary is formed by a Division, the foregoing requirements shall be satisfied substantially concurrently with the formation of such Subsidiary.
7.14
[Reserved.]
7.15
Notification of Event of Default. Borrower shall notify Agent promptly, one (1) Business Day, after any Responsible Officer has knowledge of the occurrence of any Event of Default.
7.16
SBA. One or more affiliates of Agent have received a license from the U.S. Small Business Administration (“SBA”) to extend loans as a small business investment company (“SBIC”) pursuant to the Small Business Investment Act of 1958, as amended, and the associated regulations, as amended (collectively, the “SBIC Act”). Portions of the Loan to Borrower may be made by a Lender that is a SBIC. Addendum 3 to this Agreement outlines various responsibilities of Agent, each Lender and Borrower associated with a loan made by a SBIC, and such Addendum 3 is hereby incorporated in this Agreement. Borrower shall immediately notify Agent of any failure to comply with its obligations under Addendum 3 upon acquiring knowledge thereof.
7.17
Use of Proceeds. Borrower agrees that the proceeds of the Loans shall be used solely to pay related fees and expenses in connection with this Agreement and the Loan Documents and for working capital and general corporate purposes. The proceeds of the Loans will not be used in violation of Anti-Corruption Laws or applicable Sanctions.
7.18
[Reserved.]
7.19
Material Agreement. Borrower shall (a) not, without the consent of Agent, terminate the Material License or amend the Material License in a manner that is reasonably likely to have a material negative impact on Agent or Lenders in their capacities as such, and (b) give notice to Agent with the next Compliance Certificate of entering into a Material Agreement or materially amending or terminating a Material Agreement.
7.20
Compliance with Laws.
(a)
Borrower (i) shall maintain, and shall cause its Subsidiaries to maintain, compliance in all material respects with all applicable laws, rules or regulations (including any law, rule or regulation with respect to the making or brokering of loans or financial accommodations), and (ii) shall, or cause its Subsidiaries to, obtain and maintain all required governmental authorizations, approvals, licenses, franchises, permits or registrations reasonably necessary in connection with the conduct of Borrower’s business. Borrower shall not become an “investment company,” a company that would be an “investment company” except for the exclusion from the definition of “investment company” in Section 3(c) of the 1940 Act, or a company controlled by an “investment company” under the 1940 Act, or undertake as one of its important activities extending credit to purchase or carry margin stock (as defined in Regulation X, T and U of the Federal Reserve Board of Governors).
(b)
Neither Borrower nor any of its Subsidiaries shall, nor shall Borrower or any of its Subsidiaries permit any controlled Affiliate to, directly or indirectly, knowingly enter into any documents, instruments, agreements or contracts with any Person listed on the OFAC Lists. Neither Borrower nor any of its Subsidiaries shall, nor shall Borrower or any of its Subsidiaries, permit any controlled Affiliate to, directly or indirectly, (i) conduct any business or engage in any transaction or dealing with any Blocked Person, including, without limitation, the making or receiving of any contribution of funds, goods or services to or for the benefit of any Blocked Person, (ii) deal in, or otherwise engage in any transaction relating to, any property or interests in property blocked pursuant to Executive Order No. 13224 or any similar executive order or other Anti‑Terrorism Law, or (iii) engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in Executive Order No. 13224 or other Anti‑Terrorism Law.
(c)
Borrower has implemented and shall maintain in effect policies and procedures designed to ensure compliance by Borrower, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and Borrower, its Subsidiaries and their respective officers and employees and to the knowledge of Borrower its directors and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects.
(d)
None of Borrower, any of its Subsidiaries or any of their respective directors, officers or employees, or to the knowledge of Borrower, any agent for Borrower or its Subsidiaries that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person. No Loan, use of proceeds or other transaction contemplated by this Agreement will violate Anti-Corruption Laws or applicable Sanctions.
7.21
[Reserved.]
7.22
Intellectual Property. Each Borrower shall (i) protect, defend and maintain the validity and enforceability of its Intellectual Property which has any material value; (ii) promptly advise Agent in writing of any litigation or proceedings instituted by Borrower in respect of infringements of its Intellectual Property that has any material value; and (iii) not allow any Intellectual Property material to Borrowers’ business to be abandoned, forfeited or dedicated to the public without Agent’s written consent. If a Borrower (a) obtains any registered Patent, registered Trademark, registered Copyright, registered mask work, or any pending application for any of the foregoing as owner, or (b) applies for any Patent or the registration of any Trademark, then such Borrower shall provide written notice thereof to Agent with the next Compliance Certificate and shall execute such intellectual property security agreements and other documents and take such other actions as Agent may request in its good faith business judgment to perfect and maintain a first priority perfected security interest (subject to Permitted Liens) in favor of Agent in such property. If a Borrower decides to register any Copyrights or mask works in the United States Copyright Office, such Borrower shall: (x) provide Agent with at least fifteen (15) days prior written notice of such Borrower’s intent to register such Copyrights or mask works together with a copy of the application it intends to file with the United States Copyright Office (excluding exhibits thereto); (y) execute an intellectual property security agreement and such other documents and take such other actions as Agent may request in its good faith business judgment to perfect and maintain a first priority perfected security interest (subject to Permitted Liens) in favor of Agent in the Copyrights or mask works intended to be registered with the United States Copyright Office; and (z) record such intellectual property security agreement with the United States Copyright Office contemporaneously with filing the Copyright or mask work application(s) with the United States Copyright Office. Upon Agent’s written request, Borrowers shall promptly provide to Agent copies of all applications that it files for Patents or for the registration of Trademarks, Copyrights or mask works, together with evidence of the recording of the intellectual property security agreement required for Agent to perfect and maintain a first priority perfected security interest (subject to Permitted Liens) in such property. Borrower shall provide written notice to Agent within thirty (30) days of entering or becoming bound by any Restricted License (other than commercially available to the public, open source, label, “shrink wrap” or off-the-shelf licenses). Borrower shall take such steps as Agent reasonably requests to obtain the consent of, or waiver by, any person whose consent or waiver is necessary for (1) any Restricted License (other than any Material License) to be deemed “Collateral” and for Agent to have a security interest in it that might otherwise be restricted or prohibited by law or by the terms of any such Restricted License (other than any Material License), whether now existing or entered into in the future, and (2) Agent to have the ability in the event of a liquidation of any Collateral to dispose of such Collateral in accordance with Agent’s rights and remedies under this Agreement and the other Loan Documents.
7.23
Transactions with Affiliates. Except as otherwise described on Schedule 7.23, Borrower shall not, and shall not permit any Subsidiary to, directly or indirectly, enter into or permit to exist any transaction of any kind with any Affiliate of Borrower or such Subsidiary on terms that are less favorable to Borrower or such Subsidiary, as the case may be, than those that might be obtained in an arm’s length transaction from a Person who is not an Affiliate of Borrower or such Subsidiary other than (a) transactions between Borrower and any of its Subsidiaries which are not prohibited hereunder, (b) transactions of the type described in and permitted under Section 7.7, (d) indemnification arrangements, employee agreements, compensation arrangements (including equity-based compensation and fees paid to directors), benefit plans or arrangements, and reimbursement of expenses of current or former employees, consultants, officers and directors, (e) severance arrangements entered into in the ordinary course of business, and (f) extraordinary retention, bonus or similar arrangements approved by Company’s board of directors (or a committee thereof).
7.24
Permitted Convertible Debt. Borrower shall not, and shall not permit any Subsidiary to, directly or indirectly, (a) make or permit any payment on Permitted Convertible Debt except (i) interest payments thereon and (ii) Borrower’s delivery of conversion consideration in connection with the conversion by holders, or payment for (including, without limitation, payments of principal and payment upon redemption or repurchase), of any Permitted Convertible Debt in accordance with the terms of the indenture governing such Permitted Convertible Debt or the delivery of Common Stock (or other securities or property following a merger event, reclassification or other change of the Common Stock), and Cash in lieu of fractional shares of Common Stock in exchange for, or to induce the conversion of Permitted Convertible Debt, or (b) other than as required by the terms of the indenture governing any Permitted Convertible Debt, redeem or repurchase such Permitted Convertible Debt (other than repurchase of Permitted Convertible Debt in exchange for Common Stock and Cash in lieu of fractional shares of Common Stock); provided that the repurchase consideration paid to the holders of Permitted Convertible Debt is limited to (A) Common Stock and (B) Cash in lieu of fractional shares of Common Stock shall not exceed Fifty Thousand Dollars ($50,000). In no event shall the foregoing permit Borrower to pay holders of Permitted Convertible Debt in connection with mandatory repurchase rights granted to such holders upon the occurrence of a “change of control”, “fundamental change”, “make-whole fundamental change” or any comparable term.
7.25
Post-Closing Obligations. Borrower shall take each of the actions described on Schedule 7.25, in each case in the manner and by the dates set forth thereon (or such later date as may be agreed by Agent).

SECTION 8.
RIGHT TO invest

8.1
Subject to compliance with applicable securities laws, Lenders or their designated Affiliates shall, for so long as such applicable Lender shall constitute a “Lender” under this Agreement, have the right, in its discretion, to participate in any Subsequent Financing (or in a simultaneous private placement with such Subsequent Financing) in an aggregate amount of up to Five Million Dollars ($5,000,000) on the same terms, conditions and pricing afforded to others participating in any such Subsequent Financing. This Section 8.1, and all rights and obligations provided for hereunder, shall terminate upon the earliest to occur of (a) termination of this Agreement and (b) such time that the Lenders or their assignees or nominees, have purchased Five Million Dollars ($5,000,000) of Borrower’s Equity Interests in the aggregate in Subsequent Financings.
SECTION 9.
EVENTS OF DEFAULT

The occurrence of any one or more of the following events shall be an “Event of Default”:

9.1
Payments. A Loan Party fails to pay any amount due under this Agreement or any of the other Loan Documents on the due date; provided, however, that an Event of Default shall not occur on account of a failure to pay due solely to an administrative or operational error of Agent or Lenders or Borrower’s bank if Borrower had the funds to make the payment when due and makes the payment within three (3) Business Days following Borrower’s knowledge of such failure to pay; or
9.2
Covenants. A Loan Party breaches or defaults in the performance of any covenant or Secured Obligation under this Agreement or any of the other Loan Documents, and (a) with respect to a Default under any covenant under this Agreement (other than under Sections 6, 7.4, 7.5, 7.6, 7.7, 7.8, 7.9, 7.15, 7.16, 7.17, 7.19, 7.22 and 7.25), any other Loan Document, such default continues for more than fifteen (15) Business Days after the earlier of the date on which (i) Agent or Lenders has given notice of such default to Borrower and (ii) Borrower has actual knowledge of such default or (b) with respect to a Default under any of Sections 6, 7.4, 7.5, 7.6, 7.7, 7.8, 7.9, 7.15, 7.16, 7.17, 7.19, 7.22, and 7.25 the occurrence of such Default; or
9.3
Material Adverse Effect. A circumstance has occurred that could reasonably be expected to have a Material Adverse Effect; or
9.4
Representations. Any representation or warranty made by any Loan Party in any Loan Document shall have been false or misleading in any material respect when made or when deemed made; or
9.5
Insolvency. (a) A Loan Party or any of its Subsidiaries fails to be solvent as described under Section 5.15 hereof; (b) a Loan Party or any of its Subsidiaries begins an Insolvency Proceeding; or (c) an Insolvency Proceeding is begun against a Loan Party or any of its Subsidiaries and is not dismissed or stayed within thirty (30) days (but no Advances shall be made while any of the conditions described in clause (a) exist or until any Insolvency Proceeding is dismissed); or
9.6
Judgments; Penalties. One or more fines, penalties or final judgments, orders or decrees for the payment of money in an amount, individually or in the aggregate, of at least Five Hundred Thousand Dollars ($500,000) (not covered by independent third-party insurance as to which liability has been accepted by such insurance carrier) shall be rendered against any Loan Party or any of its Subsidiaries by any Governmental Authority, and the same are not, within twenty-one (21) days (or such longer period of time as may be specified in the applicable fine, penalty, judgment, order or decree) days after the entry, assessment or issuance thereof, satisfied or discharged, or after execution thereof, or stayed pending appeal, or such judgments are not satisfied or discharged prior to the expiration of any such stay (provided that no Advances shall be made prior to the discharge, or stay of such fine, penalty, judgment, order or decree); or
9.7
Attachment; Levy; Restraint on Business.
(a)
(i) The service of process seeking to attach, by trustee or similar process, any funds of any Loan Party or any of its Subsidiaries in excess of Fifty Thousand Dollars ($50,000), or (ii) a notice of lien or levy is filed against any of any Loan Party’s or any of its Subsidiaries’ assets having a value in excess of Fifty Thousand Dollars ($50,000) by any Governmental Authority, and the same under subclauses (i) and (ii) hereof are not, within ten (10) days after the occurrence thereof, discharged or stayed (whether through the posting of a bond or otherwise); provided, however, no Advances shall be made during any ten (10) day cure period; or
(b)
(i) any material portion of any Loan Party’s or any of its Subsidiaries’ assets is attached, seized, levied on, or comes into possession of a trustee or receiver, or (ii) any court order enjoins, restrains, or prevents any Loan Party from conducting all or any material part of its business
9.8
Other Obligations. The occurrence of any default (beyond any applicable grace period) under (i) any agreement or obligation of a Loan Party involving any Indebtedness in excess of Five Hundred Thousand Dollars ($500,000), or (ii) any other material agreement or obligation, if a Material Adverse Effect could reasonably be expected to result from such default or (iii) any Material Agreement resulting in a right by such third party or parties, whether or not exercised, to terminate such Material Agreement or accelerate payments in excess of One Million Dollars ($1,000,000) owed thereunder.
9.9
Governmental Approvals; FDA Action. (a) Any Governmental Approval shall have been revoked, rescinded, suspended, modified in an adverse manner by any Governmental Authority, or not renewed by any Governmental Authority in the ordinary course for a full term and such revocation, rescission, suspension, modification or non-renewal has resulted in or could reasonably be expected to result in a Material Adverse Effect; or (b) (i) the FDA, DOJ or other Governmental Authority initiates a regulatory action or any other enforcement action against Borrower or any of its Subsidiaries or any supplier of Borrower or any of its Subsidiaries that causes Borrower or any of its Subsidiaries to recall, withdraw, remove or discontinue manufacturing, distributing, and/or marketing any of its products, even if such action is based on previously disclosed conduct that could reasonably be expected to have a Material Adverse Effect; (ii) the FDA or any other comparable Governmental Authority issues a warning letter to Borrower or any of its Subsidiaries with respect to any of its activities or products which could reasonably be expected to result in a Material Adverse Effect; (iii) Borrower or any of its Subsidiaries conducts a mandatory or voluntary recall which could reasonably be expected to result in liability and expense to Borrower or any of its Subsidiaries of Five Million Dollars ($5,000,000) or more; (iv) Borrower or any of its Subsidiaries enters into a settlement agreement with the FDA, DOJ or other Governmental Authority that results in aggregate liability as to any single or related series of transactions, incidents or conditions, of Two Million Dollars ($2,000,000) or more, or that could reasonably be expected to result in a Material Adverse Effect, even if such settlement agreement is based on previously disclosed conduct; or (v) the FDA or any other comparable Governmental Authority revokes any authorization or permission granted under any Registration, or Borrower or any of its Subsidiaries withdraws any Registration, that could reasonably be expected to result in a Material Adverse Effect.

9.10
Stop Trade. At any time, an SEC stop trade order or NASDAQ market trading suspension of the Common Stock shall be in effect for days during a period of ten (10) consecutive trading days, excluding in all cases a suspension of all trading on a public market, provided that Borrower shall not have been able to cure such trading suspension within thirty (30) days of the notice thereof or list the Common Stock on another public market within sixty (60) days of such notice.
SECTION 10.
REMEDIES
10.1
General. Upon the occurrence of any one or more Events of Default, Agent may, and at the direction of the Required Lenders shall, accelerate and demand payment of all or any part of the outstanding Secured Obligations together with a Prepayment Charge and declare them to be immediately due and payable (provided, that upon the occurrence of an Event of Default of the type described in Section 9.5, all of the Secured Obligations (including, without limitation, the Prepayment Charge and the End of Term Charge) shall automatically be accelerated and made due and payable, in each case without any further notice or act). Until the Secured Obligations (other than inchoate indemnity and reimbursement obligations which, by their terms, survive termination of this Agreement) are paid in full, Borrower hereby irrevocably appoints Agent as its lawful attorney-in-fact to, exercisable following the occurrence of an Event of Default, (i) sign Borrower’s name on any invoice or bill of lading for any account or drafts against account debtors; (ii) demand, collect, sue, and give releases to any account debtor for monies due, settle and adjust disputes and claims about the accounts directly with account debtors, and compromise, prosecute, or defend any action, claim, case, or proceeding about any Collateral (including filing a claim or voting a claim in any bankruptcy case in Agent’s or Borrower’s name, as Agent may elect); (iii) make, settle, and adjust all claims under Borrower’s insurance policies; (iv) pay, contest or settle any Lien, charge, encumbrance, security interest, or other claim in or to the Collateral, or any judgment based thereon, or otherwise take any action to terminate or discharge the same; (v) transfer the Collateral into the name of Agent or a third party as the UCC permits; (vi) receive, open and dispose of mail addressed to Borrower; (vii) endorse Borrower’s name on any checks, payment instruments, or other forms of payment or security; and (viii) notify all account debtors to pay Agent directly. Borrower hereby appoints Agent as its lawful attorney-in-fact to sign Borrower’s name on any documents necessary to perfect or continue the perfection of Agent’s security interest in the Collateral regardless of whether an Event of Default has occurred until all Secured Obligations (other than inchoate indemnity and reimbursement obligations which, by their terms, survive termination of this Agreement) have been paid in full and the Loan Documents have been terminated. Agent’s foregoing appointment as Borrower’s attorney in fact, and all of Agent’s rights and powers, coupled with an interest, are irrevocable until all Secured Obligations (other than inchoate indemnity and reimbursement obligations which, by their terms, survive termination of this Agreement) have been paid in full and the Loan Documents have been terminated. Upon the occurrence and during the continuance of an Event of Default, Agent may, and at the direction of the Required Lenders shall, exercise all rights and remedies with respect to the Collateral under the Loan Documents or otherwise available to it under the UCC and other applicable law, including the right to release, hold, sell, lease, liquidate, collect, realize upon, or otherwise dispose of all or any part of the Collateral and the right to occupy, utilize, process and commingle the Collateral. All Agent’s rights and remedies shall be cumulative and not exclusive.
10.2
Collection; Foreclosure. Upon the occurrence and during the continuance of any Event of Default, Agent may, and at the direction of the Required Lenders shall, at any time or from time to time, apply, collect, liquidate, sell in one or more sales, lease or otherwise dispose of, any or all of the Collateral, in its then condition or following any commercially reasonable preparation or processing, in such order as Agent may elect. Any such sale may be made either at public or private sale at its place of business or elsewhere. Borrower agrees that any such public or private sale may occur upon ten (10) calendar days’ prior written notice to Borrower. Agent may require Borrower to assemble the Collateral and make it available to Agent at a place designated by Agent that is reasonably convenient to Agent and Borrower. The proceeds of any sale, disposition or other realization upon all or any part of the Collateral shall be applied by Agent in the following order of priorities:

First, to Agent, in an amount equal to the sum of all fees owing to Agent hereunder and under any other Loan Document;

Second, to Agent and Lenders in an amount sufficient to pay in full Agent’s and Lenders’ reasonable costs and professionals’ and advisors’ fees and expenses as described in Section 11.12;

Third, to Lenders, ratably, in an amount equal to the sum of all accrued interest owing to Lenders on the Term Loan Advances hereunder;

Fourth, to Lenders, ratably, in an amount equal to the sum of the outstanding principal and premium, if any owing to Lenders from Borrower on the Term Loan Advances hereunder;

Fifth, to Lenders and Agent, ratably (in proportion to all remaining Secured Obligations owing to each), in an amount equal to the sum of all other outstanding and unpaid Secured Obligations (including principal, interest, and the default rate interest set forth in Section 2.4, if required under this Agreement), in such order and priority as Agent may choose in its sole discretion; and

Finally, after the full and final payment in Cash of all of the Secured Obligations (other than inchoate indemnity and reimbursement obligations which, by their terms, survive termination of this Agreement), to any creditor holding a junior Lien on the Collateral, or to Borrower or its representatives or as a court of competent jurisdiction may direct.

Agent shall be deemed to have acted reasonably in the custody, preservation and disposition of any of the Collateral if it complies with the obligations of a secured party under the UCC.

10.3
No Waiver. Agent shall be under no obligation to marshal any of the Collateral for the benefit of Borrower or any other Person, and Borrower expressly waives to the extent permitted by applicable law all rights, if any, to require Agent to marshal any Collateral.
10.4
Waivers. To the extent permitted by applicable law, Borrower waives demand, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees held by Agent on which Borrower is liable.
10.5
Cumulative Remedies. The rights, powers and remedies of Agent hereunder shall be in addition to all rights, powers and remedies given by statute or rule of law and are cumulative. The exercise of any one or more of the rights, powers and remedies provided herein shall not be construed as a waiver of or election of remedies with respect to any other rights, powers and remedies of Agent.
SECTION 11.
MISCELLANEOUS
11.1
Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective only to the extent and duration of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.
11.2
Notice. Except as otherwise provided herein, any notice, demand, request, consent, approval, declaration, service of process or other communication (including the delivery of Financial Statements) that is required, contemplated, or permitted under the Loan Documents or with respect to the subject matter hereof shall be in writing, and shall be deemed to have been validly served, given, delivered, and received upon the earlier of: (i) the Business Day of transmission by electronic mail (if during normal business hours or the next Business Day if after normal business hours) or hand delivery or delivery by an overnight express service or overnight mail delivery service; or (ii) the third calendar day after deposit in the United States of America mails, with proper first class postage prepaid, in each case addressed to the party to be notified as follows:
(a)
If to Agent:

HERCULES CAPITAL, INC.
Legal Department
Attention: [***]
email: [***]
Telephone: [***]

(b)
If to Lenders:

HERCULES CAPITAL, INC.
Legal Department
Attention: [***]
email: [***]
Telephone: [***]

(c)
If to Borrower:

ALECTOR, INC.

Attention: [***]
131 Oyster Point Blvd., Suite 600
South San Francisco, CA 94080
email: [***]
Telephone: [***]

or to such other address as each party may designate for itself by like notice.

11.3
Entire Agreement; Amendments.
(a)
This Agreement and the other Loan Documents constitute the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and thereof, and supersede and replace in their entirety any prior proposals, term sheets, non-disclosure or confidentiality agreements, letters, negotiations or other documents or agreements, whether written or oral, with respect to the subject matter hereof or thereof (including Agent’s revised proposal letter dated October 23, 2024 and the Non-Disclosure Agreement).

(b)
Neither this Agreement, any other Loan Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this Section 11.3(b). The Required Lenders and Loan Parties party to the relevant Loan Document may, or, with the written consent of the Required Lenders, Agent and Loan Parties party to the relevant Loan Document may, from time to time, (i) enter into written amendments, supplements or modifications hereto and to the other Loan Documents for the purpose of adding, deleting or modifying any provisions to this Agreement or the other Loan Documents or changing in any manner the rights of Lenders or of Loan Parties hereunder or thereunder or (ii) waive, on such terms and conditions as the Required Lenders or Agent, as the case may be, may specify in such instrument, any of the requirements of this Agreement or the other Loan Documents or any Default or Event of Default and its consequences; provided, however, that no such waiver and no such amendment, supplement or modification shall (A) forgive the principal amount or extend the final scheduled date of maturity of any Loan, extend the scheduled date of any amortization payment in respect of any Term Loan Advance, reduce the stated rate of any interest (or fee payable hereunder) or extend the scheduled date of any payment thereof, in each case without the written consent of each Lender directly affected thereby; (B) eliminate or reduce the voting rights of any Lender under this Section 11.3(b) without the written consent of such Lender; (C) reduce any percentage specified in the definition of Required Lenders, consent to the assignment or transfer by Loan Parties of any of its rights and obligations under this Agreement and the other Loan Documents, release all or substantially all of the Collateral or release a Loan Party from its obligations under the Loan Documents, in each case without the written consent of all Lenders; or (D) amend, modify or waive any provision of Section 11.18 or Addendum 4 without the written consent of Agent. Any such waiver and any such amendment, supplement or modification shall apply equally to each Lender and shall be binding upon the applicable Loan Parties, Lenders, Agent and all future holders of the Loans.
11.4
No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.
11.5
No Waiver. The powers conferred upon Agent and Lenders by this Agreement are solely to protect their rights hereunder and under the other Loan Documents and their interest in the Collateral and shall not impose any duty upon Agent or Lenders to exercise any such powers. No omission or delay by Agent or Lenders at any time to enforce any right or remedy reserved to them, or to require performance of any of the terms, covenants or provisions hereof by Borrower at any time designated, shall be a waiver of any such right or remedy to which Agent or Lenders are entitled, nor shall it in any way affect the right of Agent or Lenders to enforce such provisions thereafter.
11.6
Survival. All agreements, representations and warranties contained in this Agreement and the other Loan Documents or in any document delivered pursuant hereto or thereto shall be for the benefit of Agent and Lenders and shall survive the execution and delivery of this Agreement. Sections 6.3, 11.9, 11.11, 11.13, 11.14, 11.15, 11.17 and 11.18 shall survive the termination of this Agreement.
11.7
Successors and Assigns. The provisions of this Agreement and the other Loan Documents shall inure to the benefit of and be binding on Borrower and its permitted assigns (if any). Except as permitted by Section 7.9, no Loan Party shall assign its obligations under this

Agreement or any of the other Loan Documents without Agent’s express prior written consent, and any such attempted assignment shall be void and of no effect. Agent and Lenders may assign, transfer, or endorse its rights hereunder and under the other Loan Documents without prior notice to Borrower, and all of such rights shall inure to the benefit of Agent’s and Lenders’ successors and assigns; provided that as long as no Event of Default has occurred and is continuing, neither Agent nor any Lender may assign, transfer or endorse its rights hereunder or under the Loan Documents to any party that is a direct competitor of Borrower or a distressed debt or vulture fund (in each case as reasonably determined by Agent in consultation with Company), it being acknowledged that in all cases, any transfer to an Affiliate of any Lender or Agent shall be allowed. Notwithstanding the foregoing, (x) in connection with any assignment by a Lender as a result of a forced divestiture at the request of any regulatory agency, the restrictions set forth herein shall not apply and Agent and Lenders may assign, transfer or endorse its rights hereunder and under the other Loan Documents to any Person or party and (y) in connection with a Lender’s own financing or securitization transactions, the restrictions set forth herein shall not apply and Agent and Lenders may assign, transfer or endorse its rights hereunder and under the other Loan Documents to any Person or party providing such financing or formed to undertake such securitization transaction and any transferee of such Person or party upon the occurrence of a default, event of default or similar occurrence with respect to such financing or securitization transaction; provided that no such sale, transfer, pledge or assignment under this clause (y) shall release such Lender from any of its obligations hereunder or substitute any such Person or party for such Lender as a party hereto until Agent shall have received and accepted an effective assignment agreement from such Person or party in form satisfactory to Agent executed, delivered and fully completed by the applicable parties thereto, and shall have received such other information regarding such assignee as Agent reasonably shall require. Agent, acting solely for this purpose as a non-fiduciary agent of Borrower, shall maintain at one of its offices in the United States a register for the recordation of the names and addresses of Lender(s), and the Term Commitments of, and principal amounts (and stated interest) of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and Borrower, Agent and Lender(s) shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.
11.8
Participations. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of Borrower, maintain a register on which it enters the name and address of each participant and the principal amounts (and stated interest) of each participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any participant or any information relating to a participant’s interest in any commitments, loans, its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, Agent (in its capacity as Agent) shall have no responsibility for maintaining a Participant Register. Borrower agrees that each participant shall be entitled to the benefits of the provisions in Addendum 1 attached hereto (subject to the requirements and limitations therein, including the requirements under Section 7 of Addendum 1 attached hereto (it being understood that the documentation required under Section 7 of Addendum 1 attached hereto shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 11.7; provided that such participant shall not be entitled to receive any greater payment under Addendum 1 attached hereto, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a change in law that occurs after the participant acquired the applicable participation.
11.9
Governing Law. This Agreement and the other Loan Documents have been negotiated and delivered to Agent and Lenders in the State of California, and shall have been accepted by Agent and Lenders in the State of California. Payment to Agent and Lenders by Borrower of the Secured Obligations is due in the State of California. This Agreement and the other Loan Documents shall be governed by, and construed and enforced in accordance with, the laws of the State of California, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.
11.10
Consent to Jurisdiction and Venue. All judicial proceedings (to the extent that the reference requirement of Section 11.11 is not applicable) arising in or under or related to this Agreement or any of the other Loan Documents may be brought in any state or federal court located in the State of California. By execution and delivery of this Agreement, each party hereto generally and unconditionally: (a) consents to nonexclusive personal jurisdiction in Santa Clara County, State of California; (b) waives any objection as to jurisdiction or venue in Santa Clara County, State of California; (c) agrees not to assert any defense based on lack of jurisdiction or venue in the aforesaid courts; and (d) irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement or the other Loan Documents. Service of process on any party hereto in any action arising out of or relating to this Agreement shall be effective if given in accordance with the requirements for notice set forth in Section 11.2, and shall be deemed effective and received as set forth in Section 11.2. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of either party to bring proceedings in the courts of any other jurisdiction.
11.11
Mutual Waiver of Jury Trial / Judicial Reference.
(a)
Because disputes arising in connection with complex financial transactions are most quickly and economically resolved by an experienced and expert Person and the parties wish applicable state and federal laws to apply (rather than arbitration rules), the parties desire that their disputes be resolved by a judge applying such applicable laws. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF BORROWER, AGENT AND LENDERS SPECIFICALLY WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY OF ANY CAUSE OF ACTION, CLAIM, CROSS-CLAIM, COUNTERCLAIM, THIRD PARTY CLAIM OR ANY OTHER CLAIM (COLLECTIVELY, “CLAIMS”) ASSERTED BY BORROWER AGAINST AGENT, LENDERS OR THEIR RESPECTIVE ASSIGNEE OR BY AGENT, LENDERS OR THEIR RESPECTIVE ASSIGNEE AGAINST BORROWER IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY. This waiver extends to all such Claims, including Claims that involve Persons other than Agent, Borrower or any Lenders; Claims that arise out of or are in any way connected to the relationship among Borrower, Agent and Lenders; and any Claims for damages, breach of contract, tort, specific performance, or any equitable or legal relief of any kind, arising out of this Agreement, any other Loan Document.
(b)
If the waiver of jury trial set forth in Section 11.11(a) is ineffective or unenforceable, the parties agree that all Claims shall be resolved by reference to a private judge sitting without a jury, pursuant to Code of Civil Procedure Section 638, before a mutually acceptable referee or, if the parties cannot agree, a referee selected by the Presiding Judge of the Santa Clara County, California. Such proceeding shall be conducted in Santa Clara County, California, with California rules of evidence and discovery applicable to such proceeding.
(c)
In the event Claims are to be resolved by judicial reference, either party may seek from a court identified in Section 11.10, any prejudgment order, writ or other relief and have such prejudgment order, writ or other relief enforced to the fullest extent permitted by law notwithstanding that all Claims are otherwise subject to resolution by judicial reference.
11.12
Professional Fees. Borrower promises to pay Agent’s and Lenders’ reasonable and documented fees and expenses necessary to finalize the Loan Documents, including but not limited to reasonable attorneys’ fees, UCC searches, filing costs, and other miscellaneous expenses. In addition, Borrower promises to pay any and all reasonable and documented attorneys’ and other professionals’ fees (including allocated costs of in-house counsel) and expenses incurred by Agent and Lenders after the Closing Date in connection with or related to: (a) the Loan; (b) the administration, collection, or enforcement of the Loan; (c) the amendment or modification of the Loan Documents; (d) any waiver, consent, release, or termination under the Loan Documents; (e) the protection, preservation, audit, field exam, sale, lease, liquidation, or disposition of Collateral or the exercise of remedies with respect to the Collateral; (f) any legal, litigation, administrative, arbitration, or out of court proceeding in connection with or related to Borrower or the Collateral, and any appeal or review thereof; and (g) any bankruptcy, restructuring, reorganization, assignment for the benefit of creditors, workout, foreclosure, or other action related to Borrower, the Collateral, the Loan Documents, including representing Agent or Lenders in any adversary proceeding or contested matter commenced or continued by or on behalf of Borrower’s estate, and any appeal or review thereof.
11.13
Confidentiality. Agent and Lenders acknowledge that certain items of Collateral and information (including financial information and projections) provided to Agent and Lenders by Borrower under this Agreement or the other Loan Documents are confidential and proprietary information of Borrower, if and to the extent such information either (x) is marked as confidential by Borrower at the time of disclosure (including, without limitation, via inclusion in a virtual data room that can only be accessed under terms of confidentiality), or (y) should reasonably be understood to be confidential (the “Confidential Information”). Accordingly, Agent and Lenders agree that any Confidential Information it may obtain in the course of acquiring, administering, or perfecting Agent’s security interest in the Collateral or otherwise in connection with this shall not be disclosed to any other Person or entity in any manner whatsoever, in whole or in part, without the prior written consent of Borrower, except that Agent and Lenders may disclose any such information: (a) to its Affiliates and its partners, investors, lenders, directors, officers, employees, agents, advisors, counsel, accountants, representatives and other professional advisors if Agent or Lenders in their sole discretion determine that any such party should have access to such information in connection with such party’s responsibilities in connection with the Loan or this Agreement and, provided that such recipient of such Confidential Information either (i) agrees to be bound by the confidentiality provisions of this Section or (ii) is otherwise subject to confidentiality restrictions that reasonably protect against the disclosure of Confidential Information; (b) if such information is generally available to the public or to the extent such information becomes publicly available other than as a result of a breach of this Section or becomes available to Agent or any Lender, or any of their respective Affiliates on a non-confidential basis from a source other than Borrower; (c) if required in any report, statement or testimony submitted to any Governmental Authority having or claiming to have jurisdiction over Agent or Lenders and on a confidential basis to any rating agency;

(d) if required in response to any summons or subpoena or in connection with any litigation, to the extent permitted or deemed advisable by Agent’s or Lenders’ counsel; (e) to comply with any legal requirement or law applicable to Agent or Lenders or demanded by any Governmental Authority; (f) to the extent reasonably necessary in connection with the exercise of, or preparing to exercise, or the enforcement of, or preparing to enforce, any right or remedy under any Loan Document (including Agent’s sale, lease, or other disposition of Collateral after the occurrence and during the continuance of an Event of Default), or any action or proceeding relating to any Loan Document; (g) to any participant or assignee of Agent or Lenders or any prospective participant or assignee, provided, that prior to such disclosure such participant or assignee or prospective participant or assignee is subject to confidentiality restrictions that reasonably protect against the disclosure of Confidential Information; (h) to any investor or potential investor (and each of their respective Affiliates or clients) in Agent or Lenders (or each of their respective Affiliates); provided that such investor, potential investor, Affiliate or client is subject to confidentiality obligations with respect to the Confidential Information no less restrictive than those set forth in this Section 11.13; [***]; (i) otherwise to the extent consisting of general portfolio information that does not identify Borrower; or (j) otherwise with the prior consent of Borrower; provided, that any disclosure made in violation of this Agreement shall not affect the obligations of Borrower or any of its Affiliates or any Guarantor under this Agreement or the other Loan Documents. Agent’s and Lenders’ obligations under this Section 11.13 shall supersede all of their respective obligations under the Non-Disclosure Agreement. This Section 11.13 shall continue in full force and effect for two years following the termination of this Agreement; provided however that this Section 11.13 shall continue in full force and effect in respect of the Material Licenses following the termination of this Agreement.
11.14
Assignment of Rights. Borrower acknowledges and understands that Agent or Lenders may, subject to Section 11.7, sell and assign all or part of its interest hereunder and under the Loan Documents to any Person or entity (an “Assignee”). After such assignment the term “Agent” or “Lender” as used in the Loan Documents shall mean and include such Assignee, and such Assignee shall be vested with all rights, powers and remedies of Agent and Lenders hereunder with respect to the interest so assigned; but with respect to any such interest not so transferred, Agent and Lenders shall retain all rights, powers and remedies hereby given. No such assignment by Agent or Lenders shall relieve Borrower of any of its obligations hereunder. Lenders agree that in the event of any transfer by it of the promissory note(s) (if any), it will endorse thereon a notation as to the portion of the principal of the promissory note(s), which shall have been paid at the time of such transfer and as to the date to which interest shall have been last paid thereon.
11.15
Revival of Secured Obligations. This Agreement and the Loan Documents shall remain in full force and effect and continue to be effective if any petition is filed by or against Borrower for liquidation or reorganization, if Borrower becomes insolvent or makes an assignment for the benefit of creditors, if a receiver or trustee is appointed for all or any significant part of Borrower’s assets, or if any payment or transfer of Collateral is recovered from Agent or Lenders. The Loan Documents and the Secured Obligations and Collateral security shall continue to be effective, or shall be revived or reinstated, as the case may be, if at any time payment and performance of the Secured Obligations or any transfer of Collateral to Agent, or any part thereof is rescinded, avoided or avoidable, reduced in amount, or must otherwise be restored or returned by, or is recovered from, Agent, Lenders or by any obligee of the Secured Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment, performance, or transfer of Collateral had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, avoided, avoidable, restored, returned, or recovered, the Loan Documents and the Secured Obligations shall be deemed, without any further action or documentation, to have been revived and reinstated except to the extent of the full, final, and indefeasible payment to Agent or Lenders in Cash.
11.16
Counterparts. This Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so delivered shall be deemed an original, but all of which counterparts shall constitute but one and the same instrument.
11.17
No Third-Party Beneficiaries. No provisions of the Loan Documents are intended, nor will be interpreted, to provide or create any third-party beneficiary rights or any other rights of any kind in any Person other than Agent, Lenders and Borrower unless specifically provided otherwise herein, and, except as otherwise so provided, all provisions of the Loan Documents will be personal and solely among Agent, Lenders and the Loan Parties party thereto.
11.18
Agency. Agent and each Lender hereby agree to the terms and conditions set forth on Addendum 4 attached hereto. Borrower acknowledges and agrees to the terms and conditions set forth on Addendum 4 attached hereto.
11.19
Publicity. Notwithstanding anything else herein to the contrary, Borrower hereby agrees that Agent and Lender may, at Agent’s or such Lender's sole expense, and except as otherwise specified in this Section 11.19 without any prior approval by or compensation to the Borrower, at any time after Company has filed a Current Report on Form 8-K announcing this Agreement, make a public announcement of the transactions contemplated by this Agreement, and may publicize or use (a) the other party’s name (including a brief description of the relationship among the parties hereto), logo (subject to Company’s review and approval) or hyperlink to such other parties’ web site, separately or together, in written and oral presentations, advertising, promotional and marketing materials, client lists, public relations materials or on its web site (together, the “Publicity Materials”); (b) the names of officers of such other parties in the Publicity Materials; and (c) subject to Company’s review and approval, such other parties’ name, trademarks, servicemarks in any news or press release concerning such party, in each case to the extent such information is not deemed confidential in accordance with Section 11.13.
11.20
Multiple Borrowers. Each Borrower hereby agrees to the terms and conditions set forth on Addendum 5 attached hereto.
11.21
[Reserved.]
11.22
Managerial Assistance. Borrower acknowledges that Hercules Capital, Inc. has elected to be regulated as a business development company under the 1940 Act, and as such is required to make available significant managerial assistance to its portfolio companies. Significant managerial assistance may include, but is not limited to, guidance and counsel concerning the portfolio company’s management, operations, business objectives and policies, arrangement of financing, management of relationships with financing sources, recruitment of management personnel and evaluation of acquisition and divestiture opportunities. Borrower hereby acknowledges and agrees that it may request such assistance at any time from Hercules Capital, Inc. by contacting [***].
11.23
Electronic Execution of Certain Other Documents. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby (including without limitation assignments, assumptions, amendments, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the California Uniform Electronic Transaction Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

(SIGNATURES TO FOLLOW)

IN WITNESS WHEREOF, Borrower, Agent and Lenders have duly executed and delivered this Loan and Security Agreement as of the day and year first above written.

BORROWER:

ALECTOR, INC.

Signature: /s/ Marc Grasso

Print Name: Marc Grasso, M.D.

Title: Chief Financial Officer

ALECTOR LLC

Signature: /s/ Marc Grasso

Print Name: Marc Grasso, M.D.

Title: Chief Financial Officer

Accepted in Palo Alto, California:

AGENT:

HERCULES CAPITAL, INC.

Signature: /s/ Seth Meyer

Print Name: Seth Meyer

Title: Chief Financial Officer

LENDERS:

HERCULES CAPITAL, INC.

Signature: /s/ Seth Meyer

Print Name: Seth Meyer

Title: Chief Financial Officer

HERCULES CAPITAL IV, L.P., a Delaware limited partnership

By: Hercules Technology SBIC Management, LLC, its General Partner

By: Hercules Capital, Inc., its Manager

Signature: /s/ Seth Meyer

Print Name: Seth Meyer

Title: Chief Financial Officer

HERCULES SBIC V, L.P.

By: Hercules Technology SBIC Management, LLC, its General Partner

By: Hercules Capital, Inc., its Manager

Signature: /s/ Seth Meyer

Print Name: Seth Meyer

Title: Chief Financial Officer

HERCULES PRIVATE GLOBAL VENTURE GROWTH FUND I L.P.

By: Hercules Technology SBIC Management, LLC, its General Partner

By: Hercules Capital, Inc., its Manager

Signature: /s/ Seth Meyer

Print Name: Seth Meyer

Title: Chief Financial Officer

Table of Addenda, Exhibits and Schedules

Addendum 1: Taxes; Increased Costs

Addendum 2: Delivery Instructions

Addendum 3: SBA Provisions

Addendum 4: Agent and Lender Terms

Addendum 5: Multiple Borrower Terms

Exhibit A: Advance Request
Attachment to Advance Request

Exhibit B: Name, Locations, and Other Information for Borrower

Exhibit C: Borrower’s Patents, Trademarks, Copyrights and Licenses

Exhibit D: Borrower’s Deposit Accounts and Investment Accounts

Exhibit E: Compliance Certificate

Exhibit F: Joinder Agreement

Exhibit G: [Bringdown Certificate]

Exhibit H: ACH Debit Authorization Agreement

Exhibit I: [Reserved.]

Exhibit J-1: Form of U.S. Tax Compliance Certificate (For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Exhibit J-2: Form of U.S. Tax Compliance Certificate (For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Exhibit J-3: Form of U.S. Tax Compliance Certificate (For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)

Exhibit J-4: Form of U.S. Tax Compliance Certificate (For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)

Schedule 1.1 Commitments

Schedule 1 Subsidiaries
Schedule 1A Existing Permitted Indebtedness
Schedule 1B Existing Permitted Investments
Schedule 1C Existing Permitted Liens
Schedule 5.3 Consents, Etc.
Schedule 5.8 Tax Matters
Schedule 5.9 Intellectual Property Claims

Schedule 5.10 Intellectual Property
Schedule 5.11 Borrower Products

Schedule 5.13 Employee Loans
Schedule 5.14 Capitalization

Schedule 7.23 Affiliate Transactions

ADDENDUM 1 to LOAN AND SECURITY AGREEMENT

TAXES; INCREASED COSTS

1.
Defined Terms. For purposes of this Addendum 1:
a.
“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.
b.
“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (i) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (A) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (B) that are Other Connection Taxes, (ii) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Term Commitment pursuant to a law in effect on the date on which (A) such Lender acquires such interest in the Loan or Term Commitment or (B) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2 or Section 4 of this Addendum 1, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (iii) Taxes attributable to such Recipient’s failure to comply with Section 7 of this Addendum 1 and (iv) any withholding Taxes imposed under FATCA.
c.
“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code, and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code.
d.
“Foreign Lender” means any Lender that is not a U.S. Person.
e.
“Indemnified Taxes” means (i) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of Borrower under any Loan Document and (ii) to the extent not otherwise described in clause (i), Other Taxes.
f.
“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).
g.
“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment.
h.
“Recipient” means Agent or any Lender, as applicable.
i.
“Withholding Agent” means Borrower and Agent.
2.
Payments Free of Taxes. Any and all payments by or on account of any obligation of Borrower under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by Borrower shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 2 or Section 4 of this Addendum 1) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.
3.
Payment of Other Taxes by Borrower. Borrower shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of Agent timely reimburse it for the payment of, any Other Taxes.
4.
Indemnification by Borrower. Borrower shall indemnify each Recipient, within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under Section 2 of this Addendum 1 or this Section 4) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate describing the amount of such payment or liability delivered to Borrower by a Lender (with a copy to Agent), or by Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. In addition, Borrower agrees to pay, and to hold Agent and any Lender harmless from, any liabilities with respect to, or resulting from any delay in paying, any excise, sales or other similar Taxes (excluding Taxes imposed on or measured by the net income of Agent or such Lender) that may be payable or determined to be payable with respect to any of the Collateral or this Agreement.
5.
Indemnification by Lenders. Each Lender shall severally indemnify Agent, within ten (10) days after demand therefor, for (a) any Indemnified Taxes attributable to such Lender (but only to the extent that Borrower has not already indemnified Agent for such Indemnified Taxes and without limiting the obligation of Borrower to do so), (b) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 11.8 of the Agreement relating to the maintenance of a Participant Register and (c) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by Agent shall be conclusive absent manifest error. Each Lender hereby authorizes Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by Agent to Lenders from any other source against any amount due to Agent under this Section 5.

6.
Evidence of Payments. As soon as practicable after any payment of Taxes by Borrower to a Governmental Authority pursuant to the provisions of this Addendum 1, Borrower shall deliver to Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to Agent.
7.
Status of Lenders.
a.
Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to Borrower and Agent, at the time or times reasonably requested by Borrower or Agent, such properly completed and executed documentation reasonably requested by Borrower or Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by Borrower or Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by Borrower or Agent as will enable Borrower or Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Sections 7(b)(i), 7(b)(ii) and 7(b)(iv) of this Addendum 1) shall not be required if in such Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.
b.
Without limiting the generality of the foregoing, in the event that Borrower is a U.S. Person,
i.
any Lender that is a U.S. Person shall deliver to Borrower and Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower or Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax;
ii.
any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to Borrower and Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower or Agent), whichever of the following is applicable:
A.
in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;
B.
executed copies of IRS Form W-8ECI;
C.
in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit J-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of Borrower within the meaning of Section 871(h)(3)(B) of the Code, or a “controlled foreign corporation” related to Borrower as described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E; or
D.
to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, IRS Form W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit J-2 or Exhibit J-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit J-4 on behalf of each such direct and indirect partner;
iii.
any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to Borrower and Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower or Agent), executed copies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit Borrower or Agent to determine the withholding or deduction required to be made; and
iv.
if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to Borrower and Agent at the time or times prescribed by law and at such time or times reasonably requested by Borrower or Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by Borrower or Agent as may be necessary for Borrower and Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount, if any, to deduct and withhold from such payment. Solely for purposes of this clause (iv), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.
c.
Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify Borrower and Agent in writing of its legal inability to do so.
8.
Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to the provisions of this Addendum 1 (including by the payment of additional amounts pursuant to the provisions of this

Addendum 1), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under the provisions of this Addendum 1 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this Section 8 (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this Section 8, in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this Section 8 the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This Section 8 shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.
9.
Increased Costs. If any change in applicable law shall subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (ii) through (iv) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto, and the result shall be to increase the cost to such Recipient of making, converting to, continuing or maintaining any Term Loan Advance or of maintaining its obligation to make any such Loan, or to reduce the amount of any sum received or receivable by such Recipient (whether of principal, interest or any other amount), then, upon the request of such Recipient, Borrower will pay to such Recipient such additional amount or amounts as will compensate such Recipient for such additional costs incurred or reduction suffered.
10.
Survival. Each party’s obligations under the provisions of this Addendum 1 shall survive the resignation or replacement of Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Term Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document.
11.
OID Legend. The following legend shall be included in any promissory note constituting a Loan Document: “THE PROMISSORY NOTE HEREUNDER HAS BEEN ISSUED WITH ORIGINAL ISSUE DISCOUNT (“OID”) FOR U.S. FEDERAL INCOME TAX PURPOSES. THE ISSUE PRICE, AMOUNT OF OID, ISSUE DATE AND YIELD TO MATURITY OF THE PROMISSORY NOTE MAY BE OBTAINED FROM THE MAKER BY CONTACTING: [Details such as name of officer, title, address, contact information to be provided by Borrower].

ADDENDUM 2 to LOAN AND SECURITY AGREEMENT

Delivery Instructions

The Compliance Certificate shall be uploaded and executed via Lumonic1. Except as otherwise specified in Section 7.1, all other financial reports required to be furnished to Agent pursuant to Section 7.1 shall be submitted via Lumonic.

The Compliance Certificate and other financial reports required to be furnished to Agent pursuant to Section 7.1 may be sent to [***] with a copy to [***], should access to Lumonic be temporarily unavailable.

1 All references to Lumonic shall be interpreted as the Portfolio Management Software currently in use by Agent. Lumonic can be reached at the following URL: https://lumonic.com/

ADDENDUM 3 to LOAN AND SECURITY AGREEMENT

SBIC

(a)
Borrower’s Business. For purposes of this Addendum 3, Borrower shall be deemed to include its “affiliates” as defined in Title 13 Code of Federal Regulations Section 121.103. Borrower (i) represents and warrants to Agent and Lenders, with respect to subsection 1 below, as of the initial SBA Funding Date, and (ii) represents and warrants to Agent and Lenders, as of each SBA Funding Date and covenants to Agent and Lenders for a period of one year after each SBA Funding Date or for such longer period as set forth below with respect to subsections 2, 3, 4, 5, 6 and 7 below, as follows:
1.
Size Status. Borrower’s primary NAICS code is [***] and has less than [***] employees in the aggregate (as determined in accordance with Title 13 Code of Federal Regulations Section 121.106);
2.
No Relender. Borrower’s primary business activity does not involve, directly or indirectly, providing funds to others, purchasing debt obligations, factoring, or long-term leasing of equipment with no provision for maintenance or repair;
3.
No Passive Business. Borrower is engaged in a regular and continuous business operation (excluding the mere receipt of payments such as dividends, rents, lease payments, or royalties). Borrower’s employees are carrying on the majority of day to day operations. Borrower will not pass through substantially all of the proceeds of the Loan to another entity;
4.
No Real Estate Business. Borrower is not classified under North American Industry Classification System (NAICS) codes 531110 (lessors of residential buildings and dwellings), 531120 (lessors of nonresidential buildings except miniwarehouses), 531190 (lessors of other real estate property), 237210 (land subdivision), or 236117 (new housing for-sale builders). Borrower is not classified under NAICS codes 236118 (residential remodelers), 236210 (industrial building construction), or 236220 (commercial and institutional building construction), if Borrower is primarily engaged in construction or renovation of properties on its own account rather than as a hired contractor. Borrower is not classified under NAICS codes 531210 (offices of real estate agents and brokers), 531311 (residential property managers), 531312 (nonresidential property managers), 531320 (offices of real estate appraisers), or 531390 (other activities related to real estate), unless it derives at least 80 percent of its revenue from non-Affiliate sources. The proceeds of the Loan will not be used to acquire or refinance real property unless Borrower (x) is acquiring an existing property and will use at least 51 percent of the usable square footage for its business purposes; (y) is building or renovating a building and will use at least 67 percent of the usable square footage for its business purposes; or (z) occupies the subject property and uses at least 67 percent of the usable square footage for its business purposes.
5.
No Project Finance. Borrower’s assets are not intended to be reduced or consumed, generally without replacement, as the life of its business progresses, and the nature of Borrower’s business does not require that a stream of cash payments be made to the business’s financing sources, on a basis associated with the continuing sale of assets (e.g., real estate development projects and oil and gas wells). The primary purpose of the Loan is not to fund production of a single item or defined limited number of items, generally over a defined production period, where such production will constitute the majority of the activities of Borrower (e.g., motion pictures and electric generating plants).
6.
No Farm Land Purchases. Borrower will not use the proceeds of the Loan to acquire farm land which is or is intended to be used for agricultural or forestry purposes, such as the production of food, fiber, or wood, or is so taxed or zoned.
7.
No Foreign Investment. The proceeds of the Loan will not be used substantially for a foreign operation, passed through to a foreign business or used to acquire a foreign business. Borrower will not have, on or within one year after each SBA Funding Date and each other Loan provided by a Lender that is an SBIC more than 49 percent of its employees or tangible assets located outside the United States of America.
(b)
Small Business Administration Documentation. Agent and Lenders acknowledge that Borrower completed, executed and delivered to Agent prior to each SBA Funding Date SBA Forms 480, 652 and 1031 (Parts A and B) together with a business plan showing Borrower’s financial projections (including balance sheets and income and cash flows statements) for the period described therein and a written statement (whether included in the purchase agreement or pursuant to a separate statement) from Agent regarding its intended use of proceeds from the sale of securities to Lenders (the “Use of Proceeds Statement”). Borrower represents and warrants to Agent and Lenders that the information regarding Borrower and its affiliates set forth in the SBA Form 480, Form 652 and Form 1031 and the Use of Proceeds Statement delivered as of each SBA Funding Date is accurate and complete.
(c)
Inspection. The following covenants contained in this Section (c) are intended to supplement and not to restrict the related provisions of the Loan Documents. Subject to the preceding sentence, Borrower will permit, for so long as Lenders hold any debt or equity securities of Borrower, Agent, Lenders or their representative, at Agent’s or Lenders’ expense, and examiners of the SBA to visit and inspect the properties and assets of Borrower, to examine its books of account and records, and to discuss Borrower’s affairs, finances and accounts with Borrower’s officers, senior management and accountants, all at such reasonable times as may be requested by Agent or Lenders or the SBA.
(d)
Annual Assessment. Upon written request of Agent or Lender, promptly after the end of each calendar year (but in any event prior to February 28 of each year) and at such other times as may be reasonably requested by Agent or Lenders, Borrower will deliver to Agent a written assessment of the economic impact of Lenders’ investment in Borrower, specifying the full-time equivalent net jobs created and total jobs created or retained in connection with the investment, the impact of the investment on the revenues and profits of Borrower’s business and on taxes paid by Borrower and its employees, and such other information as may be required regarding Borrower in connection with the filing of Lenders’ SBA Form 468. Lenders will assist Borrower with preparing such assessment. In addition to any other rights granted hereunder, Borrower will grant Agent and

2

Lenders and the SBA access to Borrower’s books and records for the purpose of verifying the use of such proceeds. Borrower also will furnish or cause to be furnished to Agent and Lenders such other information regarding the business, affairs and condition of Borrower as Agent or Lenders may from time to time reasonably request, and such information shall be certified by the President, Chief Executive Officer or Chief Financial Officer of Borrower to the extent requested by Agent or Lender for compliance with the SBIC Act.
(e)
Use of Proceeds. Borrower will use the proceeds from the Loan only for purposes set forth in Section 7.17. Borrower will deliver to Agent from time to time promptly following Agent’s request, a written report, certified as correct by Borrower’s Chief Financial Officer, verifying the purposes and amounts for which proceeds from the Loan have been disbursed. Borrower will supply to Agent such additional information and documents as Agent reasonably requests with respect to its use of proceeds and will permit Agent and Lenders and the SBA to have access to any and all Borrower records and information and personnel as Agent deems necessary to verify how such proceeds have been or are being used, and to assure that the proceeds have been used for the purposes specified in Section 7.17.
(f)
Activities and Proceeds. Neither Borrower nor any of its Subsidiaries (if any) will engage in any activities or use directly or indirectly the proceeds from the Loan for any purpose for which a small business investment company is prohibited from providing funds by the SBIC Act, including 13 C.F.R. §107.720. Borrower shall not, nor shall it cause or permit any of its subsidiaries to, without obtaining the prior written approval of Agent, change Borrower’s or any such subsidiary’s business activities from that conducted on the date hereof to a business activity from which a licensee under the SBIC Act is prohibited from providing funds by the SBIC Act. Borrower agrees that any such change in its or any such subsidiary’s business activities without such prior written consent of Agent shall constitute a material breach of the obligations of Borrower under this Addendum 3.
(g)
Compliance and Resolution. Borrower agrees that a failure to comply with Borrower’s obligations under this Addendum, or any other set of facts or circumstances where it has been asserted by any governmental regulatory agency (or Agent or Lenders believes that there is a substantial risk of such assertion) that Agent, Lenders and their affiliates are not entitled to hold, or exercise any significant right with respect to, any securities issued to Lenders by Borrower, will constitute a breach of the obligations of Borrower under the financing agreements among Borrower, Agent and Lenders. In the event of (i) a failure to comply with Borrower’s obligations under this Addendum; or (ii) an assertion by any governmental regulatory agency (or Agent or Lenders believe that there is a substantial risk of such assertion) of a failure to comply with Borrower’s obligations under this Addendum, then (i) Agent, Lenders and Borrower will meet and resolve any such issue in good faith to the satisfaction of Borrower, Agent, Lenders, and any governmental regulatory agency, and (ii) upon request of Lenders or Agent, Borrower will cooperate and assist with any assignment of the financing agreements among Hercules SBIC V, L.P., and Hercules Capital, Inc.

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ADDENDUM 4 to LOAN AND SECURITY AGREEMENT

Agent and Lender Terms

(a)
Each Lender hereby irrevocably appoints Hercules Capital, Inc. to act on its behalf as Agent hereunder and under the other Loan Documents and irrevocably authorizes Agent to take such actions on its behalf and to exercise such powers as are delegated to Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. Agent shall have only those duties which are specified in this Agreement and it may perform such duties by or through its agents, representatives or employees. In performing its duties on behalf of Lenders, Agent shall exercise the same care which it would exercise in dealing with loans made for its own account, but it shall not be responsible to any Lender for the execution, effectiveness, genuineness, validity, enforceability, collectability or sufficiency of all or any of the Loan Documents, or for any representations, warranties, recitals or statements made therein or made in any written or oral statement or in any financial or other statements, instruments, reports, certificates or any other documents furnished or delivered in connection herewith or therewith by Agent to any Lender or by or on behalf of Borrower to Agent or any Lender, or be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained herein or therein, as to the use of the proceeds of the Term Loan Advances, the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document or the satisfaction of any condition set forth in Section 4 or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to Agent. Agent shall not be responsible for insuring the Collateral or for the payment of any Taxes, assessments, charges or any other charges or liens of any nature whatsoever upon the Collateral or otherwise for the maintenance of the Collateral, except in the event Agent enters into possession of a part or all of the Collateral, in which event Agent shall preserve the part in its possession. Unless the officers of Agent acting in their capacity as officer of Agent on Borrower’s account have actual knowledge thereof or have been notified in writing thereof by Lenders, Agent shall not be required to ascertain or inquire as to the existence or possible existence of any Event of Default.
(b)
Neither Agent nor any of its officers, directors, employees, attorneys, representatives or agents shall be liable to Lenders for any action taken or omitted hereunder or under any of the other Loan Documents or in connection herewith or therewith unless caused by its or their gross negligence or willful misconduct. No provision of this Agreement or of any other Loan Document shall be deemed to impose any duty or obligation on Agent to perform any act or to exercise any power in any jurisdiction in which it shall be illegal, or shall be deemed to impose any duty or obligation on Agent to perform any act or exercise any right or power if such performance or exercise (a) would subject Agent to a Tax in a jurisdiction where it is not then subject to a Tax or (b) would require Agent to qualify to do business in any jurisdiction where it is not so qualified. Without prejudice to the generality of the foregoing, no Lender shall have any right of action whatsoever against Agent as a result of Agent acting or (where so instructed) refraining from acting under this Agreement or under any of the other Loan Documents in accordance with the instructions of Lenders. Agent shall be entitled to refrain from exercising any power, discretion or authority vested in it under this Agreement unless and until it has obtained the written instructions of Lenders. The agency hereby created shall in no way impair or affect any of the rights and powers of, or impose any duties or obligations upon Agent in its individual capacity. With respect to its participation in the Loan Agreement hereunder, Agent shall have the same rights and powers hereunder as any other Lender and may exercise the same rights and powers as though

4

it were not performing the duties and functions delegated to it hereunder and the term “Lender” or “Lenders” or any similar term shall unless the context clearly indicates otherwise include Agent in its individual capacity.
(c)
Agent may rely, and shall be fully protected in acting, or refraining to act, upon, any resolution, statement, certificate, instrument, opinion, report, notice, request, consent, order, bond or other paper or document that it has no reason to believe to be other than genuine and to have been signed or presented by the proper party or parties or, in the case of cables, telecopies and telexes, to have been sent by the proper party or parties. In the absence of its gross negligence or willful misconduct, Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to Agent and conforming to the requirements of this Agreement or any of the other Loan Documents. Agent may consult with counsel, and any opinion or legal advice of such counsel shall be full and complete authorization and protection in respect of any action taken, not taken or suffered by Agent hereunder or under any Loan Documents in accordance therewith. Agent shall have the right at any time to seek instructions concerning the administration of the Collateral from any court of competent jurisdiction. Agent shall not be under any obligation to exercise any of the rights or powers granted to Agent by this Agreement and the other Loan Documents at the request or direction of Lenders unless Agent shall have been provided by Lenders with adequate security and indemnity against the costs, expenses and liabilities that may be incurred by it in compliance with such request or direction.
(d)
Each Lender agrees to indemnify Agent in its capacity as such (to the extent not reimbursed by Borrower and without limiting the obligation of Borrower to do so), according to its respective Term Commitment percentages (based upon the total outstanding Term Commitments) in effect on the date on which indemnification is sought under this Addendum 4, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever that may at any time be imposed on, incurred by or asserted against Agent in any way relating to or arising out of, this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by Agent under or in connection with any of the foregoing; The agreements in this Section shall survive the payment of the Loans and all other amounts payable hereunder.
(e)
To the extent not reimbursed either by Borrower or from the application of Collateral proceeds pursuant to Section 10.2, a Lender (the “Indemnified Lender”) shall be indemnified by the other Lender (an “Indemnifying Lender”), on a several basis in proportion to each Lender’s pro rata portion of the Term Commitment, and each Indemnifying Lender agrees to reimburse the Indemnified Lender for the Indemnifying Lender’s pro rata share of the following items (an “Indemnified Payment”):
(i)
all reasonable out-of-pocket costs and expenses of the Indemnified Lender incurred by the Indemnified Lender in connection with the discharge of its activities under this Agreement or the Loan Agreement, including reasonable legal expenses and attorneys’ fees; provided, that the Indemnified Lender shall consult with the other Lender regarding the incurrence of such costs and expenses at reasonable intervals (but not more often than monthly) and any such reasonable costs and expenses shall be “Claims” hereunder notwithstanding any disagreement by the other Lender as to their incurrence; and

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(ii)
from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, which may be imposed on, incurred by or asserted against the Indemnified Lender in any way relating to or arising out of this Agreement, or any action taken or omitted by the Indemnified Lender hereunder;

provided, however, that the Indemnified Lender shall not be reimbursed or indemnified for an Indemnified Payment, except to the extent that the Indemnified Lender paid more than its ratable share of such payment. All Indemnified Payments as set forth in this clause (e) to an Indemnified Lender are intended to be paid ratably by the other Lender.

(f)
Agent in Its Individual Capacity. The Person serving as Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not Agent and the term “Lender” shall, unless otherwise expressly indicated or unless the context otherwise requires, include each such Person serving as Agent hereunder in its individual capacity.
(g)
Exculpatory Provisions. Agent shall have no duties or obligations except those expressly set forth herein and in the other Loan Documents. Without limiting the generality of the foregoing, Agent shall not:
(i)
be subject to any fiduciary, advisory or other implied duties, regardless of whether any Default or any Event of Default has occurred and is continuing;
(ii)
have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that Agent is required to exercise as directed in writing by Lenders, provided that Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose Agent to liability or that is contrary to any Loan Document or applicable law; and
(iii)
except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and Agent shall not be liable for the failure to disclose, any information relating to Borrower or any of its Affiliates that is communicated to or obtained by any Person serving as Agent or any of its Affiliates in any capacity.
(h)
In connection with any exercise of Enforcement Actions hereunder, neither any Agent nor any Lender or any of its partners, or any of their respective directors, officers, employees, attorneys, accountants, or agents shall be liable as such for any action taken or omitted by it or them, except for its or their own gross negligence or willful misconduct with respect to its duties under this Agreement.
(i)
Each Lender and Agent may execute any of its powers and perform any duties hereunder either directly or by or through agents or attorneys-in-fact. Each Lender and Agent shall be entitled to advice of counsel concerning all matters pertaining to such powers and duties. No Lender or Agent shall be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it, if the selection of such agents or attorneys-in-fact was done without gross negligence or willful misconduct.

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(j)
Each Lender agrees that it will make its own independent investigation of the financial condition and affairs of Borrower in connection with the making of Term Loan Advances pursuant to the Loan Agreement and has made and shall continue to make its own appraisal of the creditworthiness of Borrower. Neither Agent nor any Lender shall have any duty or responsibility either initially or on a continuing basis to make any such investigation or any such appraisal on behalf of all Lenders or to provide the other Lenders with any credit or other information with respect thereto whether coming into its possession before the date hereof or any time or times thereafter and shall further have no responsibility with respect to the accuracy of or the completeness of the information provided to Lenders by Borrower.

ADDENDUM 5 to LOAN AND SECURITY AGREEMENT

Multiple Borrower Terms

(a)
Borrower’s Agent. Each Borrower hereby irrevocably appoints Company as its agent, attorney-in-fact and legal representative for all purposes under the Loan Documents, including requesting disbursement of the Term Loan and receiving account statements and other notices and communications to Borrowers (or any of them) from Agent or any Lender. Agent may rely, and shall be fully protected in relying, on any request for the Term Loan Advances, disbursement instruction, report, information or any other notice or communication made or given by Company, whether in its own name or on behalf of one or more of the other Borrowers, and Agent shall not have any obligation to make any inquiry or request any confirmation from or on behalf of any other Borrower as to the binding effect on it of any such request, instruction, report, information, other notice or communication, nor shall the joint and several character of Borrowers’ obligations hereunder be affected thereby.
(b)
Waivers. Each Borrower hereby waives to the extent permitted by applicable law: (i) any right to require Agent to institute suit against, or to exhaust its rights and remedies against, any other Borrower or any other person, or to proceed against any property of any kind which secures all or any part of the Secured Obligations, or to exercise any right of offset or other right with respect to any reserves, credits or deposit accounts held by or maintained with Agent or any Indebtedness of Agent or any Lender to any other Borrower, or to exercise any other right or power, or pursue any other remedy Agent or any Lender may have; (ii) any defense arising by reason of any disability or other defense of any other Borrower or any guarantor or any endorser, co-maker or other person, or by reason of the cessation from any cause whatsoever of any liability of any other Borrower or any guarantor or any endorser, co-maker or other person, with respect to all or any part of the Secured Obligations, or by reason of any act or omission of Agent or others which directly or indirectly results in the discharge or release of any other Borrower or any guarantor or any other person or any Secured Obligations or any security therefor, whether by operation of law or otherwise; (iii) any defense arising by reason of any failure of Agent to obtain, perfect, maintain or keep in force any Lien on, any property of any Borrower or any other person; (iv) any defense based upon or arising out of any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against any other Borrower or any guarantor or any endorser, co-maker or other person, including without limitation any discharge of, or bar against collecting, any of the Secured Obligations (including without limitation any interest thereon), in or as a result of any such proceeding. Until all of the Secured Obligations (other than inchoate indemnity and reimbursement obligations which, by their terms, survive termination of this Agreement) have been paid in full, nothing shall discharge or satisfy the liability of any Borrower hereunder except the full payment of all of the Secured Obligations other than inchoate indemnity and reimbursement obligations which, by their terms, survive termination of this

7

Agreement. If any claim is ever made upon Agent for repayment or recovery of any amount or amounts received by Agent in payment of or on account of any of the Secured Obligations, because of any claim that any such payment constituted a preferential transfer or fraudulent conveyance, or for any other reason whatsoever, and Agent repays all or part of said amount by reason of any judgment, decree or order of any court or administrative body having jurisdiction over Agent or any of its property, or by reason of any settlement or compromise of any such claim effected by Agent with any such claimant (including without limitation the any other Borrower), then and in any such event, each Borrower agrees that any such judgment, decree, order, settlement and compromise shall be binding upon such Borrower, notwithstanding any revocation or release of this Agreement or the cancellation of any note or other instrument evidencing any of the Secured Obligations, or any release of any of the Secured Obligations, and each Borrower shall be and remain liable to Agent and Lenders under this Agreement for the amount so repaid or recovered, to the same extent as if such amount had never originally been received by Agent or any Lender, and the provisions of this sentence shall survive, and continue in effect, notwithstanding any revocation or release of this Agreement. Each Borrower hereby expressly and unconditionally waives to the extent permitted by applicable law all rights of subrogation, reimbursement and indemnity of every kind against any other Borrower, and all rights of recourse to any assets or property of any other Borrower, and all rights to any collateral or security held for the payment and performance of any Secured Obligations, including (but not limited to) any of the foregoing rights which Borrower may have under any present or future document or agreement with any other Borrower or other person, and including (but not limited to) any of the foregoing rights which any Borrower may have under any equitable doctrine of subrogation, implied contract, or unjust enrichment, or any other equitable or legal doctrine.
(c)
Consents. Each Borrower hereby consents and agrees that, without notice to or by Borrower and without affecting or impairing in any way the obligations or liability of Borrower hereunder, Agent may, from time to time before or after revocation of this Agreement, do any one or more of the following in its sole and absolute discretion: (i) accept partial payments of, compromise or settle, renew, extend the time for the payment, discharge, or performance of, refuse to enforce, and release all or any parties to, any or all of the Secured Obligations; (ii) grant any other indulgence to any Borrower or any other Person in respect of any or all of the Secured Obligations or any other matter; (iii) accept, release, waive, surrender, enforce, exchange, modify, impair, or extend the time for the performance, discharge, or payment of, any and all property of any kind securing any or all of the Secured Obligations or any guaranty of any or all of the Secured Obligations, or on which Agent at any time may have a Lien, or refuse to enforce its rights or make any compromise or settlement or agreement therefor in respect of any or all of such property; (iv) substitute or add, or take any action or omit to take any action which results in the release of, any one or more other Borrowers or any endorsers or guarantors of all or any part of the Secured Obligations, including, without limitation one or more parties to this Agreement, regardless of any destruction or impairment of any right of contribution or other right of Borrower; (v) apply any sums received from any other Borrower, any guarantor, endorser, or co-signer, or from the disposition of any Collateral or security, to any Indebtedness whatsoever owing from such person or secured by such Collateral or security, in such manner and order as Agent determines in its sole discretion, and regardless of whether such Indebtedness is part of the Secured Obligations, is secured, or is due and payable. Each Borrower consents and agrees that Agent shall be under no obligation to marshal any assets in favor of Borrower, or against or in payment of any or all of the Secured Obligations. Each Borrower further consents and agrees that Agent shall have no duties or responsibilities whatsoever with respect to any property securing any or all of the Secured Obligations. Without limiting the generality of the foregoing, Agent shall have no obligation to

8

monitor, verify, audit, examine, or obtain or maintain any insurance with respect to, any property securing any or all of the Secured Obligations.
(d)
Independent Liability. Each Borrower hereby agrees that one or more successive or concurrent actions may be brought hereon against such Borrower, in the same action in which any other Borrower may be sued or in separate actions, as often as deemed advisable by Agent. Each Borrower is fully aware of the financial condition of each other Borrower and is executing and delivering this Agreement based solely upon its own independent investigation of all matters pertinent hereto, and such Borrower is not relying in any manner upon any representation or statement of Agent or any Lender with respect thereto. Each Borrower represents and warrants that it is in a position to obtain, and each Borrower hereby assumes full responsibility for obtaining, any additional information concerning any other Borrower’s financial condition and any other matter pertinent hereto as such Borrower may desire, and such Borrower is not relying upon or expecting Agent to furnish to it any information now or hereafter in Agent’s possession concerning the same or any other matter.
(e)
Subordination. All Indebtedness of a Borrower now or hereafter arising held by another Borrower is subordinated to the Secured Obligations and Borrower holding the Indebtedness shall take all actions reasonably requested by Agent to effect, to enforce and to give notice of such subordination.

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EXHIBIT A

ADVANCE REQUEST

To: Agent: Date: __________, 202[ ]

Hercules Capital, Inc. (“Agent”)
[***]
email: [***]
Attn:

ALECTOR, INC., a Delaware corporation (“Company”), its Subsidiary AELCTOR, LLC, a Delaware limited liability company (“Alector Sub”), and each other Person that has delivered a Joinder Agreement pursuant to Section 7.13 from time to time party to the Agreement (together with Company and Alector Sub, individually or collectively, as the context may require, “Borrower”) hereby requests Agent to cause Lenders to make a [Tranche 1] [Tranche 2] Advance in the amount of _____________________ Dollars ($________________) (the “Advance Amount”) on ______________, _____ (the “Advance Date”) pursuant to the Loan and Security Agreement among Borrower, Agent and Lenders (the “Agreement”). Capitalized words and other terms used but not otherwise defined herein are used with the same meanings as defined in the Agreement.

Please:

(a) Issue a check payable to Borrower ________

or

(b) Wire Funds to Borrower’s account ________ [IF FILED PUBLICLY, ACCOUNT INFO REDACTED FOR SECURITY PURPOSES]

Bank: _____________________________
Address: _____________________________
_____________________________
ABA Number: _____________________________
Account Number: _____________________________
Account Name: _____________________________

Contact Person: _____________________________
Phone Number

To Verify Wire Info: _____________________________

Email address: _____________________________

Borrower represents that the conditions precedent to the Advance set forth in the Agreement are satisfied and shall be satisfied upon the making of such Advance, including but not limited to: (i) that no event that has had or could reasonably be expected to have a Material Adverse Effect has occurred and is continuing; (ii) that the representations and warranties set forth in the Loan Documents are and shall be true and correct in all material respects on and as of the Advance Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date; (iii) that Borrower is in compliance with all the terms and provisions set forth in each Loan Document on its part to be observed or performed; and (iv) that as of the Advance Date, no fact or condition exists that constitutes (or could, with the passage of time, the giving of notice, or both constitute) an Event of Default under the Loan Documents. Borrower understands and acknowledges that Agent has the right to review the financial information supporting this representation and, based upon such review in its sole discretion, Lenders may decline to fund the requested Advance.

Borrower hereby represents that Borrower’s corporate status and locations have not changed since the date of the Agreement or, if the Attachment to this Advance Request is completed, are as set forth in the Attachment to this Advance Request.

[Borrower hereby authorizes Agent to deduct an amount from the proceeds of this Advance to be applied towards the payment of the Tranche Facility Charge applicable to this Advance.]2

Borrower agrees to notify Agent promptly before the funding of the Loan if any of the matters which have been represented above shall not be true and correct on the Advance Date and if Agent has received no such notice before the Advance Date then the statements set forth above shall be deemed to have been made and shall be deemed to be true and correct as of the Advance Date.

[REMAINDER OF PAGE INTENTIONALLY BLANK]

This Advance Request is duly executed as of the date set forth above.

COMPANY: ALECTOR, INC., on behalf of all Borrowers

SIGNATURE:________________________
TITLE:_____________________________
PRINT NAME:______________________

2 To be included if this is not a Tranche 1 Advance.

2

ATTACHMENT TO ADVANCE REQUEST

Dated: _______________________

Borrower hereby represents and warrants to Agent that Borrower’s current legal name and organizational status is as follows:

Legal Name: [ ]

Type of organization: [ ]

State of organization: [ ]

Organization file number: [ ]

Borrower hereby represents and warrants to Agent that the street addresses, cities, states and postal codes of its current chief executive office locations are as follows:

[  ]

Borrower hereby represents and warrants to Agent that the Advance Amount does not exceed the Maximum Term Loan Amount as follows:

a. Advance Amount: $________________

b. [Maximum Term Loan Amount: $________________]

[c. Is clause a. less than or equal to clause b.? Yes/Compliant _______ No/Non-Compliant _______]

3

EXHIBIT B

NAME, LOCATIONS, AND OTHER INFORMATION FOR BORROWER

1. Borrower represents and warrants to Agent that Borrower’s current legal name and organizational status as of the Closing Date is as follows:

Legal Name: Alector, Inc.

Type of organization: corporation

State of organization: Delaware

Organization file number: [***]

Borrower’s fiscal year ends on December 31

Borrower’s federal employee tax identification number is: 82-2933343

Legal Name: Alector LLC

Type of organization: limited liability company

State of organization: Delaware

Organization file number: [***]

Borrower’s fiscal year ends on December 31

Borrower’s federal employee tax identification number is: [***]

2. Borrower represents and warrants to Agent that for five (5) years prior to the Closing Date, Borrower did not do business under any other name or organization or form except the following: Not Applicable

Legal Name:
Used during dates of:
Type of Organization:
State of organization:
Organization file Number:
Borrower’s fiscal year ends on _____
Borrower’s federal employer tax identification number is: _______________

3. Borrower represents and warrants to Agent that its chief executive office is located at 131 Oyster Point Blvd., Suite 600, South San Francisco, CA 94080.

EXHIBIT C

BORROWER’S PATENTS, TRADEMARKS, COPYRIGHTS AND LICENSES

[TO COME]

EXHIBIT D

BORROWER’S DEPOSIT ACCOUNTS AND INVESTMENT ACCOUNTS

The following are all financial institutions at which Borrower and its subsidiaries (if any) maintain deposit accounts:

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

The following are all financial institutions at which Borrower and its subsidiaries (if any) maintains securities accounts:

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

EXHIBIT E

COMPLIANCE CERTIFICATE

Hercules Capital, Inc. (as “Agent”)
[***]

Reference is made to that certain Loan and Security Agreement dated November [__], 2024 and the Loan Documents (as defined therein) entered into in connection with such Loan and Security Agreement all as may be amended, restated, amended and restated, modified or supplemented from time to time (hereinafter referred to collectively as the “Loan Agreement”) by and among Hercules Capital, Inc. (“Agent”), the several banks and other financial institutions or entities from time to time party thereto (collectively, “Lender”) and ALECTOR, INC., a Delaware corporation (“Company”), its Subsidiary ALECTOR LLC, a Delaware limited liability company (“Alector Sub”), and each other Person that has delivered a Joinder Agreement pursuant to Section 7.13 from time to time party to the Loan Agreement (together with Company and Alector Sub, individually or collectively, as the context may require, “Borrower”). All capitalized terms not defined herein shall have the same meaning as defined in the Loan Agreement.

The undersigned is an Officer of Company, knowledgeable of all Company financial matters, and is authorized, on behalf of Company, to provide certification of information regarding Company; hereby certifies, on behalf of Company, that in accordance with the terms and conditions of the Loan Agreement, Company is in compliance for the period ending ___________ with all covenants, conditions and terms of the Loan Agreement and hereby reaffirms that all representations and warranties contained therein are true and correct on and as of the date of this Compliance Certificate with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, after giving effect in all cases to any standard(s) of materiality contained in the Loan Agreement as to such representations and warranties. Attached are the required documents supporting the above certification. The undersigned further certifies that no Default or Event of Default exists as of the date hereof. The undersigned further certifies that any financial materials delivered with this Compliance Certificate are prepared in accordance with GAAP (except for the absence of footnotes with respect to unaudited financial statement and subject to normal year-end adjustments) and are consistent from one period to the next except as explained below.

REPORTING REQUIREMENT	REQUIRED	CHECK IF ATTACHED
Interim Financial Statements	Monthly within 30 days
Interim Financial Statements	Quarterly within 45 days
Audited Financial Statements	FYE within 90 days

ACCOUNTS OF BORROWER AND ITS SUBSIDIARIES AND AFFILIATES

The undersigned hereby also confirms, on behalf of Company, that the below disclosed accounts represent all depository accounts and securities accounts presently open in the name of each Borrower or Borrower’s Subsidiary/Affiliate, as applicable.

Each new account that has been opened since delivery of the previous Compliance Certificate is designated below with a “*”.

		Depository AC #	Financial Institution	Account Type (Depository / Securities)	Last Month Ending Account Balance	Purpose of Account
BORROWER Name/Address:
1
2
3
4

5
6
7

SUBSIDIARY Name/Address
1
2
3
4
5
6
7

ADDITIONAL DISCLOSURES

1.
INSURANCE POLICIES OF BORROWER AND ITS SUBSIDIARIES
•
[The undersigned hereby also confirms that since delivery of the previous Compliance Certificate, neither Borrower nor any of its Subsidiaries has entered into or amended (other than immaterial amendments in the ordinary course of business) any insurance policy required pursuant to Section 6.1 of the Loan Agreement.]3
•
[Since delivery of the previous Compliance Certificate, Borrower and/or one or more of its Subsidiaries have entered into new, or amended existing, insurance policies required pursuant to Section 6.1 of the Loan Agreement. Attached hereto are copies of such new or amended insurance policies (other than immaterial amendments in the ordinary course of business) and updated

3 Include if neither Borrower nor any of its Subsidiaries has entered into or amended any insurance policies since delivery of the previous Compliance Certificate.

insurance certificates with respect to such policies, as required to be delivered pursuant to Section 6.2 of the Loan Agreement.]4

2.
[INTELLECTUAL PROPERTY]
•
[The following claim(s) have been made to a Loan Party that material part(s) of the Intellectual Property violates the rights of a third party: [ ]]
•
[Since delivery of the previous Compliance Certificate, Borrower has (a) obtained the following registered Patents, registered Trademarks, registered Copyrights, registered mask works, or pending application for any of the foregoing as owner, or (b) applied for the following Patents or the registration of the following Trademarks, which updates are attached hereto and update Exhibit C]
3.
ORGANIZATIONAL STATUS
•
[Each Loan Party’s present name, former names (if any), locations, place of formation, tax identification number, organizational identification number and other information are attached hereto.]5

4.
CAPITALIZATION AND SUBSIDIARIES
•
[Attached hereto is a true, correct and complete list of each Subsidiary, substantially in the form of Schedule 5.14 to the Loan Agreement.]6

5.
[MATERIAL AGREEMENTS: Since delivery of the previous Compliance Certificate, Borrower has (a) entered into the following Material Agreements or (b) materially amended or terminated the following Material Agreements.]
6.
[GOVERNMENT APPROVALS: Since the delivery of the previous Compliance Certificate, Borrower has received the material Governmental Approval delivered with this certificate]
7.
[BOARD MINUTES: Delivered with this Compliance Certificate are copies of the minutes and materials required by Section 7.1(i) of the Loan Agreement.]

Very Truly Yours,

4 Include if Borrower or any of its Subsidiaries has entered into or amended any insurance policies since delivery of the previous Compliance Certificate.

5 Attach updated Exhibit B if updates to organizational status are needed pursuant to Section 5.1 of the Loan Agreement.

6 Attach updated Schedule 5.14 if updates are needed.

ALECTOR, INC., on behalf of all Borrowers

By: ____________________________

Name: _____________________________

Its: ____________________________

EXHIBIT F

FORM OF JOINDER AGREEMENT

This Joinder Agreement (the “Joinder Agreement”) is made and dated as of [ ], 20[ ], and is entered into by and between__________________, a ___________ (“Subsidiary”), and HERCULES CAPITAL, INC., a Maryland corporation (as “Agent”).

RECITALS

A.
Subsidiary’s Affiliate, ALECTOR, INC., a Delaware corporation (“Company”), its Subsidiary ALECTOR LLC, a Delaware limited liability company (“Alector Sub”) (together with Company [and ______], individually or collectively, as the context may require, “Existing Borrower”), has entered into that certain Loan and Security Agreement dated November [__], 2024, with the several banks and other financial institutions or entities from time to time party thereto as lender (collectively, “Lenders”), each other Borrower that is party thereto, and Agent (as may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), together with the other agreements executed and delivered in connection therewith; and

B. Subsidiary acknowledges and agrees that it will benefit both directly and indirectly from Existing Borrower’s execution of the Loan Agreement, the extensions of credit under the Loan Agreement and the other agreements executed and delivered in connection therewith.

AGREEMENT

NOW THEREFORE, Subsidiary and Agent agree as follows:

1.
The recitals set forth above are incorporated into and made part of this Joinder Agreement. Capitalized terms not defined herein shall have the meaning provided in the Loan Agreement.
2.
By signing this Joinder Agreement, Subsidiary shall be bound by the terms and conditions of the Loan Agreement the same as if it were Borrower (as defined in the Loan Agreement) under the Loan Agreement, mutatis mutandis, provided however, that (a) with respect to (i) Section 5.1 of the Loan Agreement, Subsidiary represents that it is an entity duly organized, legally existing and in good standing under the laws of [ ], (b) neither Agent nor Lenders shall have any duties, responsibilities or obligations to Subsidiary arising under or related to the Loan Agreement or the other Loan Documents except as otherwise expressly stated therein, (c) that if Subsidiary is covered by Existing Borrower’s insurance, Subsidiary shall not be required to maintain separate insurance or comply with the provisions of Sections 6.1 and 6.2 of the Loan Agreement, and (d) that as long as Existing Borrower satisfies the requirements of Section 7.1 of the Loan Agreement, Subsidiary shall not have to provide Agent separate Financial Statements. To the extent that Agent or Lenders has any duties, responsibilities or obligations arising under or related to the Loan Agreement or the other Loan Documents, those duties, responsibilities or obligations shall flow only to Existing Borrower and not to Subsidiary or any other Person or entity. By way of example (and not an exclusive list): (i) Agent’s providing notice to Existing Borrower in accordance with the Loan Agreement or as otherwise agreed among Existing Borrower, Agent and Lenders shall be deemed provided to Subsidiary; (ii) Lenders’ providing an Advance to Existing Borrower shall be deemed an Advance to Subsidiary; and (iii) Subsidiary shall have no right to request an Advance or make any other demand on Lenders.

3.
[Subsidiary agrees not to certificate its equity securities without Agent’s prior written consent, which consent may be conditioned on the delivery of such equity securities to Agent in order to perfect Agent’s security interest in such equity securities.]7
4.
Subsidiary acknowledges that it benefits, both directly and indirectly, from the Loan Agreement, and hereby waives, for itself and on behalf on any and all successors in interest (including without limitation any assignee for the benefit of creditors, receiver, bankruptcy trustee or itself as debtor-in-possession under any bankruptcy proceeding) to the fullest extent provided by law, any and all claims, rights or defenses to the enforcement of this Joinder Agreement on the basis that (a) it failed to receive adequate consideration for the execution and delivery of this Joinder Agreement or (b) its obligations under this Joinder Agreement are avoidable as a fraudulent conveyance.
5.
As security for the prompt, complete and indefeasible payment when due (whether on the payment dates or otherwise) of all the Secured Obligations, Subsidiary grants to Agent a security interest in all of Subsidiary’s right, title, and interest in and to the Collateral.
6.
This Joinder Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of California, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

7 Only include if Subsidiary’s equity interests are not certificated as of the joinder date.

[SIGNATURE PAGE TO JOINDER AGREEMENT]

SUBSIDIARY:

_________________________________.

By:

Name:

Title:

Address:

Telephone: ___________

email: ____________

AGENT:

HERCULES CAPITAL, INC.

By:____________________________________
Name:__________________________________
Title: ___________________________________

Address:
[***]
email: [***]
Telephone: [***]

EXHIBIT G

BRINGDOWN CERTIFICATE

Hercules Capital, Inc. (as “Agent”)
[***]

Reference is made to that certain Loan and Security Agreement dated November [__], 2024 and the Loan Documents (as defined therein) entered into in connection with such Loan and Security Agreement all as may be amended, restated, amended and restated, modified or supplemented from time to time (hereinafter referred to collectively as the “Loan Agreement”) by and among Hercules Capital, Inc. (“Agent”), the several banks and other financial institutions or entities from time to time party thereto (collectively, “Lender”) and ALECTOR, INC., a Delaware corporation (“Company”), its Subsidiary ALECTOR LLC, a Delaware limited liability company (“Alector Sub”), and each other Person that has delivered a Joinder Agreement pursuant to Section 7.13 from time to time party to the Loan Agreement (together with Company and Alector Sub, individually or collectively, as the context may require, “Borrower”). All capitalized terms not defined herein shall have the same meaning as defined in the Loan Agreement.

The undersigned is an Officer of Company, knowledgeable of all Company financial matters, and is authorized, on behalf of Company, to provide certification of information regarding Company; hereby certifies, on behalf of Company, that in accordance with the terms and conditions of the Loan Agreement, Company is in compliance for the period ending ___________ with all covenants, conditions and terms of the Loan Agreement and hereby reaffirms that all representations and warranties contained therein are true and correct on and as of the date of this Compliance Certificate with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, after giving effect in all cases to any standard(s) of materiality contained in the Loan Agreement as to such representations and warranties. Attached are the required documents supporting the above certification. The undersigned further certifies that no Default or Event of Default exists as of the date hereof.

Very Truly Yours,

ALECTOR, INC., on behalf of all Borrowers

By: ____________________________

Name: _____________________________

Its: ____________________________

EXHIBIT H

ACH DEBIT AUTHORIZATION AGREEMENT

Hercules Capital, Inc.
[***]

Re: Loan and Security Agreement dated November [__], 2024 (the “Agreement”) by and among ALECTOR, INC., a Delaware corporation (“Company”), its Subsidiary AELCTOR, LLC, a Delaware limited liability company (“Alector Sub”) and each other Person that has delivered a Joinder Agreement pursuant to Section 7.13 from time to time party to the Agreement (together with Company and Alector Sub, individually or collectively, as the context may require, “Borrower”), Hercules Capital, Inc., as administrative agent and collateral agent (“Agent”) and the lenders party thereto (collectively, the “Lenders”)

In connection with the above referenced Agreement, Borrower hereby authorizes Agent or Lenders to initiate debit entries for (i) the periodic payments due under the Agreement and (ii) out-of-pocket legal fees and costs incurred by Agent or Lenders pursuant to Section 11.12 of the Agreement to Borrower’s account indicated below. Borrower authorizes the depository institution named below to debit to such account.

[IF FILED PUBLICLY, ACCOUNT INFO REDACTED FOR SECURITY PURPOSES]

Depository Name	Branch
City	State and Zip Code
Transit/ABA Number	Account Number

This authority will remain in full force and effect so long as any amounts are due under the Agreement.

____________________________________________
(Company, on behalf of each Borrower)

By: _________________________________________

Name: _________________________________________

Date: ________________________________________

EXHIBIT I

[RESERVED]

EXHIBIT J-1

FORM OF U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Loan and Security Agreement dated as of November [__], 2024 (as amended, supplemented or otherwise modified from time to time, the “Loan Agreement”) by and among ALECTOR, INC., a Delaware corporation (“Company”), its Subsidiary ALECTOR LLC, a Delaware limited liability company (“Alector Sub”) and each other Person that has delivered a Joinder Agreement pursuant to Section 7.13 from time to time party to the Loan Agreement (together with Company and Alector Sub, individually or collectively, as the context may require, “Borrower”), the several banks and other financial institutions or entities from time to time parties to the Loan Agreement (collectively, referred to as the “Lenders”), and HERCULES CAPITAL, INC., a Maryland corporation, in its capacity as administrative agent and collateral agent for itself and Lenders (in such capacity, the “Agent”).

Pursuant to the provisions of Addendum 1 of the Loan Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any promissory note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a “10-percent shareholder” of Borrower within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a “controlled foreign corporation” related to Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished Agent and Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided in this certificate changes, the undersigned shall promptly so inform Borrower and Agent, and (2) the undersigned shall have at all times furnished Borrower and Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Loan Agreement and used herein shall have the meanings given to them in the Loan Agreement.

Date: _____________ ___, 20___ [NAME OF LENDER]

By: ____________________________

Name: ____________________________

Title: ____________________________

EXHIBIT J-2

FORM OF U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Loan and Security Agreement dated as of November [__], 2024 (as amended, supplemented or otherwise modified from time to time, the “Loan Agreement”) by and among ALECTOR, INC., a Delaware corporation (“Company”), its Subsidiary ALECTOR LLC, a Delaware limited liability company (“Alector Sub”) and each other Person that has delivered a Joinder Agreement pursuant to Section 7.13 from time to time party to the Loan Agreement (together with Company and Alector Sub, individually or collectively, as the context may require, “Borrower”), the several banks and other financial institutions or entities from time to time parties to the Loan Agreement (collectively, referred to as the “Lenders”), and HERCULES CAPITAL, INC., a Maryland corporation, in its capacity as administrative agent and collateral agent for itself and Lenders (in such capacity, the “Agent”).

Pursuant to the provisions of Addendum 1 of the Loan Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a “10-percent shareholder” of Borrower within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a “controlled foreign corporation” related to Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided in this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Loan Agreement and used herein shall have the meanings given to them in the Loan Agreement.

Date: _____________ ___, 20___ [NAME OF PARTICIPANT]

By: ____________________________

Name: ____________________________

Title: ____________________________

EXHIBIT J-3

FORM OF U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Loan and Security Agreement dated as of November [__], 2024 (as amended, supplemented or otherwise modified from time to time, the “Loan Agreement”) by and among ALECTOR, INC., a Delaware corporation (“Company”), its Subsidiary ALECTOR LLC, a Delaware limited liability company (“Alector Sub”) and each other Person that has delivered a Joinder Agreement pursuant to Section 7.13 from time to time party to the Loan Agreement (together with Company and Alector Sub, individually or collectively, as the context may require, “Borrower”), the several banks and other financial institutions or entities from time to time parties to the Loan Agreement (collectively, referred to as the “Lenders”), and HERCULES CAPITAL, INC., a Maryland corporation, in its capacity as administrative agent and collateral agent for itself and Lenders (in such capacity, the “Agent”).

Pursuant to the provisions of Addendum 1 of the Loan Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect to such participation, neither the undersigned nor any of its direct or indirect partners/members is a “bank” extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a “10-percent shareholder” of Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a “controlled foreign corporation” related to Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided in this certificate changes, the undersigned shall promptly so inform such Lender in writing and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Loan Agreement and used herein shall have the meanings given to them in the Loan Agreement.

Date: _____________ ___, 20___ [NAME OF PARTICIPANT]

By: ____________________________

Name: ____________________________

Title: ____________________________

EXHIBIT J-4

FORM OF U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Loan and Security Agreement dated as of November [__], 2024 (as amended, supplemented or otherwise modified from time to time, the “Loan Agreement”) by and among ALECTOR, INC., a Delaware corporation (“Company”), its Subsidiary ALECTOR LLC, a Delaware limited liability company (“Alector Sub”) and each other Person that has delivered a Joinder Agreement pursuant to Section 7.13 from time to time party to the Loan Agreement (together with Company and Alector Sub, individually or collectively, as the context may require, “Borrower”), the several banks and other financial institutions or entities from time to time parties to the Loan Agreement (collectively, referred to as the “Lenders”), and HERCULES CAPITAL, INC., a Maryland corporation, in its capacity as administrative agent and collateral agent for itself and Lenders (in such capacity, the “Agent”).

Pursuant to the provisions of Addendum 1 of the Loan Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any promissory note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any promissory note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to this Loan Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a “bank” extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a “10-percent shareholder” of Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a “controlled foreign corporation” related to Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished Agent and Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided in this certificate changes, the undersigned shall promptly so inform Borrower and Agent in writing, and (2) the undersigned shall have at all times furnished Borrower and Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Loan Agreement and used herein shall have the meanings given to them in the Loan Agreement.

Date: _____________ ___, 20___ [NAME OF LENDER]

By: ____________________________

Name: ____________________________

Title: ____________________________

SCHEDULE 1.1

COMMITMENTS

LENDERS	TRANCHE 1 COMMITMENT	TRANCHE 2 COMMITMENT
Hercules Capital, Inc.	$10,500,000	$25,000,000
HERCULES CAPITAL IV, L.P.,	$4,000,000	$0
HERCULES SBIC V, L.P.	$3,000,000	$0
HERCULES PRIVATE GLOBAL VENTURE GROWTH FUND I L.P.	$7,500,000	$0
TOTAL COMMITMENTS	$25,000,000	$25,000,000

SCHEDULE 7.25

POST CLOSING ITEMS

[***]

1.
[***];
2.
[***];
3.
[***]; and
4.
[***].